Exhibit 10.18

215 First St-Tenant Suite Lease	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

LEASE AGREEMENT

THIS LEASE AGREEMENT is dated as of February 5, 2010, between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

BASIC LEASE PROVISIONS

Address:	215 First Street, Cambridge, MA 02142

Premises:	That portion of the Building (as defined below), located on the 1st and 2nd floors of the Building and containing approximately 34,606 rentable square feet, as determined by Landlord, as shown on Exhibit A.

Shared Science Facility:	That portion of the Building depicted as the “Shared Science Facility” on Exhibit B attached hereto and containing a shared acid neutralization system and related shared laboratory facilities, which Shared Science Facility is subject to adjustment and relocation by Landlord from time to time.

Shared Conference Facility:	That portion of the Building depicted as the “Shared Conference Facility” on Exhibit C attached hereto, subject to adjustment and relocation by Landlord from time to time.

Project:	The real property on which the Building is located, together with all improvements thereon and appurtenances thereto as described on Exhibit D.

Building:	That building located on the Project and commonly known and numbered as 215 First Street, Cambridge, Massachusetts.

Base Rent:	$121,121.00 per month, subject to adjustments as set forth in Section 3 below.

Rent Commencement Date:	The date that is 5 months after the Commencement Date.

Rent Adjustment Percentage:	3.0%.

Rentable Area of Premises:	Approximately 34,606 rentable square feet.

Rentable Area of Project:	Approximately 366,699 rentable square feet.

Tenant’s Share: Tenant’s Percentage Share	9.44%.
(Science Facility):	40.64%

Security Deposit:	$242,242.00.

Target Commencement Date:	June 1, 2010.

Term:	Beginning on the Commencement Date and ending four (4) years from the first day of the first full month commencing on or after the Commencement Date.

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Permitted Use:	Research and development laboratory, related office and other related uses consistent with the character of the Project and otherwise in compliance with the provisions of Section 6 hereof.

Address for Rent Payment:	Landlord’s Notice Address:	Tenant’s Notice Address:
P.O. Box 975383	385 East Colorado Boulevard,	Prior to the Commencement
Dallas, TX 75397-5383	Suite 299	Date:
	Pasadena, CA 91101	148 Sidney Street
	Attention: Corporate Secretary	Cambridge, MA 02139-4239
	Facsimile: 626-578-0770	Attention: President and CEO Facsimile: 617-661-5382 From and after the Commencement Date: 215 First Street, 2nd Floor Cambridge, MA 02142 Attention: President and CEO Facsimile: 617-661-5382

1. Lease of Premises; Right to Use Common Areas; License to Shared Areas.

(a) Lease of Premises; Common Areas. Upon and subject to all of the terms and conditions hereof, Landlord hereby leases the Premises to Tenant and Tenant hereby leases the Premises from Landlord. The portions of the Project that are for the non-exclusive use of tenants of the Project (including but not limited to the restrooms, elevators, stairways, lobbies, corridors, walkways and Building entrances) are collectively referred to herein as the “Common Areas.” Tenant shall have the non-exclusive right to use the Common Areas of the Project, excluding the Shared Science Facility and Shared Conference Facility to which Tenant’s rights are as set forth in Section 1(b) below. Landlord reserves the right to modify, reconfigure and relocate the Common Areas, provided that such modifications, reconfigurations or relocations do not materially adversely affect Tenant’s use of or access to the Premises for the Permitted Use. Notwithstanding the foregoing, but subject to the provisions of Section 14 below, no interruption in Building Systems, services or Utilities, from any cause whatsoever, in connection with any work to effect any such modification, reconfiguration or relocation shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Landlord reserves the right to change the form of ownership of the Project or any part thereof.

(b) Shared Science Facility; Shared Conference Facility. Concurrently with the execution and delivery of this Lease by Tenant, Tenant shall execute and deliver to Landlord a license agreement in the form attached as Exhibit E attached hereto (the “License Agreement”). Tenant shall have the nonexclusive right to use the acid neutralization system serving the Shared Science Facility and to use the Shared Conference Facility, all pursuant to the terms and conditions of the License Agreement. Tenant shall have no right to use or access the Shared Science Facility or Shared Conference Facility, except as provided in the License Agreement. If Licensee desires to use any facilities in the Shared Science Facility other than the acid neutralization system serving the Shared Science Facility, Licensee shall request Landlord to amend this Lease and such License Agreement to permit such use, and if Landlord determines in its reasonable judgment that such facilities can accommodate such additional use, this Lease and the License Agreement shall be amended to add such use and to equitably adjust the Tenant Percentage Share (Science Facility) and other applicable terms accordingly.

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2. Delivery; Acceptance of Premises; Commencement Date. Landlord shall use reasonable efforts to deliver the Premises to Tenant on or before the Target Commencement Date, with the Tenant Improvements Substantially Completed (“Delivery” or “Deliver”). If Landlord fails to so Deliver the Premises on or before the Target Commencement Date, Landlord shall not be liable to Tenant for any loss or damage resulting therefrom, and this Lease shall not be void or voidable except as provided herein. If Landlord does not Deliver the Premises within 60 days of the Target Commencement Date, as the same may be extended for delays due to Force Majeure or Tenant Delays, this Lease may be terminated by Landlord or Tenant by written notice to the other (except that Landlord shall have no right to so terminate this Lease other than in the event of Force Majeure or Tenant Delays that extend the Target Commencement Date for 60 days or more), and if so terminated by either: (a) any Rent paid prior to the date of such termination (except for any Rent paid for any time period that Tenant occupied the Premises and conducted its business therein) and the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. As used herein, the terms “Tenant Improvements,” “Tenants’ Work,” “Tenant Delays” and “Substantially Completed” shall have the meanings set forth for such terms in the Work Letter attached hereto as Exhibit F (the “Work Letter”). The term “Force Majeure” shall have the meaning set forth for such term in Section 36 below. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the lapse of such 60 day period, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

Except to the extent that Landlord’s failure to Deliver the Premises is due to Force Majeure or Tenant Delays, then Tenant shall receive a credit equal to one day of Base Rent for every day after the lapse of such 60-day period until Delivery of the Premises (the “Base Rent Credit Period”). Such credit shall be reduced for each day of any Force Majeure delay and for each day of any Tenant Delays. Such credit, net of reduction for Force Majeure delay and Tenant Delays as aforesaid, shall be applied to Base Rent first payable by Tenant from and after the Rent Commencement Date.

If Landlord does not Deliver the Premises on or before the 60th day of the Base Rent Credit Period for any reason, this Lease may be terminated by Landlord or Tenant under this paragraph by written notice to the other, and if so terminated by either under this paragraph: (a) any Rent paid prior to the date of such termination (except for any Rent paid for any time period that Tenant occupied the Premises and conducted its business therein) and the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant, and (b) neither Landlord nor Tenant shall have any further rights, duties or obligations under this Lease, except with respect to provisions which expressly survive termination of this Lease. If neither Landlord nor Tenant elects to void this Lease within 5 business days of the 60th day of the Base Rent Credit Period under this paragraph, such right to void this Lease shall be waived and this Lease shall remain in full force and effect.

The “Commencement Date” shall be the earlier of: (i) the date Landlord Delivers the Premises to Tenant (which shall be no earlier than the Target Commencement Date); or (ii) the date Landlord could have Delivered the Premises but for Tenant Delays (which shall be no earlier than the Target Commencement Date); except that if the earliest date determined under clause (i) or (ii) of this sentence is earlier than the date that is 30 days after the date that Landlord grants Tenant early access in accordance with Section 6(a) of the Work Letter, then the Commencement Date shall be the date that is the 30th day after the date that Landlord grants Tenant such early access (which shall be no earlier than the Target Commencement Date). Notwithstanding the immediately preceding sentence, if Tenant conducts any business in the Premises or any part thereof prior to the date that would be determined pursuant to the immediately preceding sentence to be Commencement Date, then the Commencement Date shall be the date Tenant conducts any business in the Premises or any part thereof. The “Rent Commencement Date” shall be determined as set forth in the Basic Lease Provisions. Upon request of

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either party, Landlord and Tenant shall execute and deliver a written acknowledgment of the Commencement Date, the Rent Commencement Date and the expiration date of the Term when such are established in the form of the “Acknowledgement of Commencement Date” attached to this Lease as Exhibit G; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder. The “Term” of this Lease shall be as defined above in the Basic Lease Provisions and any Extension Term which Tenant may elect pursuant to Section 35 hereof.

Except as set forth in the Work Letter: (i) Tenant shall accept the Premises in their condition as of the Commencement Date, subject to all applicable Legal Requirements (as defined in Section 6 hereof); (ii) Landlord shall have no obligation for any defects in the Premises; and (iii) except to the extent that Tenant notifies Landlord of a Construction Defect in accordance with the Work Letter, Tenant’s taking possession of the Premises shall be conclusive evidence that Tenant accepts the Premises and that the Premises were in good condition at the time possession was taken. Any occupancy of the Premises by Tenant before the Commencement Date shall be subject to all of the terms and conditions of this Lease.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Premises or the Project, and/or the suitability of the Premises or the Project for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Premises or the Project are suitable for the Permitted Use. This Lease constitutes the complete agreement of Landlord and Tenant with respect to the subject matter hereof and supersedes any and all prior representations, inducements, promises, agreements, understandings and negotiations which are not contained herein.

3. Base Rent.

(a) The first month’s Base Rent and the Security Deposit shall be due and payable on delivery of an executed copy of this Lease to Landlord. Tenant shall pay to Landlord in advance, monthly installments of Base Rent on or before the first day of each calendar month during the Term hereof beginning on the Rent Commencement Date, in lawful money of the United States of America, at the office or address of Landlord for payment of Rent set forth above. Payments of Base Rent for any fractional calendar month shall be prorated. If the Rent Commencement Date is other than the first day of a calendar month, the difference between the first full calendar month’s Base Rent paid upon delivery of an executed copy of this Lease by Tenant to Landlord as required above, and the prorated Base Rent for the fractional month in which the Rent Commencement Date occurs, shall be applied by Landlord to the first full calendar month after the Rent Commencement Date. Except as expressly provided in Section 2 above or Section 15 below, Tenant shall have no right at any time to abate, reduce, or set-off any Rent due hereunder. Base Rent shall be increased on each anniversary of the first day of the first full month during the Term of this Lease (each an “Adjustment Date”) by multiplying the Base Rent payable immediately before such Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as otherwise provided herein. Base Rent adjustments for any fractional calendar month shall be prorated.

(b) In addition to Base Rent, Tenant agrees to pay to Landlord as additional rent (“Additional Rent”): (i) Tenant’s Share of Project Operating Expenses and Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses (each as defined in Section 4), and (ii) any and all other amounts Tenant assumes or agrees to pay under the provisions of this Lease, including, without limitation, any and all other sums that may become due by reason of any default of Tenant or failure to comply with the agreements, terms, covenants and conditions of this Lease to be performed by Tenant, after any applicable notice and cure period. Tenant’s obligation to pay Base Rent and Additional Rent hereunder are collectively referred to herein as “Rent”.

4. Operating Expense Payments. Landlord shall deliver to Tenant a written estimate of Project Operating Expenses and Science Facility Operating Expenses for each calendar year during the Term (together, the “Annual Estimate”), which may be revised by Landlord from time to time during such calendar year. During each month of the Term, on the same date that Base Rent is due, Tenant shall pay

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Landlord an amount equal to 1/12th of Tenant’s Share of Project Operating Expenses and 1/12th of Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, each as shown on the Annual Estimate. Payments for any fractional calendar month shall be prorated. As used herein the term “Operating Expenses” shall mean collectively the Project Operating Expenses and the Science Facility Operating Expenses (as such terms are hereinafter defined); and the term “Tenant’s Share of Operating Expenses” shall mean collectively Tenant’s Share of Project Operating Expenses and Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses. Landlord’s current budget for Operating Expenses is attached hereto as Exhibit K. Tenant acknowledges and agrees that such budget is Landlord’s estimate of Operating Expenses as of the date of this Lease and is subject to change from time to time.

Notwithstanding anything to the contrary in this Section 4, provided that Tenant is not in Default under this Lease, Tenant shall receive a credit against its monthly payments of Project Operating Expenses and Shared Science Facility Operating Expenses (each as defined below) in an amount equal to the 148 Sidney Operating Expense Payments (as defined below) actually paid by Tenant pursuant to its lease of premises at 148 Sidney Street, Cambridge (the “148 Sidney Lease”) for the period commencing on the Commencement Date under this Lease and continuing until October 31, 2010 (the “Lease Overlap Period”). The “148 Sidney Operating Expense Payments” shall mean the actual operating expense payments made by Tenant for the Lease Overlap Period pursuant to the 148 Sidney Lease, as certified in writing by Tenant to Landlord, which certification shall include copies of invoices and receipts from the lessor under the 148 Sidney Lease (the “148 Sidney Lessor”) for such 148 Sidney Operating Expense Payments or other evidence of payment of the 148 Sidney Operating Expense Payments issued by the 148 Sidney Lessor; provided, however, that in no event shall the 148 Sidney Operating Expense Payments include any payment of base rent or other monthly rental for the premises under the 148 Sidney Lease, parking charges or fees, storage, transport or loading dock charges or fees, elevator charges or fees, late fees, interest on overdue amounts, monetary penalties, legal fees or costs of collection, amounts charged to Tenant for overtime services, heating, cooling, electricity or other utilities furnished to Tenant outside of standard building operating hours, or any amounts charged to Tenant for services or costs other than for maintenance, repairs, insurance, operating expenses and other costs charged generally to the other tenants of 148 Sidney Street responsible for their proportionate share of operating expenses incurred by the 148 Sidney Lessor. Tenant shall, upon receipt, deliver Landlord a copy of any reconciliation of estimated operating expense payments and actual operating expenses provided by the 148 Sidney Lessor for a period of time that includes the Lease Overlap Period. In connection with any such reconciliation, if Tenant receives a refund on account of overpayment of any 148 Sidney Operating Expense Payments pursuant to the 148 Sidney Lease with respect to the Lease Overlap Period, Tenant shall pay to Landlord the amount of such refund upon receipt thereof, or if Tenant pays the 148 Lessor for an operating expense shortfall with respect to 148 Sidney Operating Expense Payments for the Lease Overlap Period, the amount of such payment for the shortfall for the Lease Overlap Period shall be a credit against Operating Expenses under this Lease.

The term “Project Operating Expenses” means all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Project (including, without duplication, Taxes (as defined below in this Section 4), transportation services (including costs associated with Landlord’s participation in the EZ-Ride shuttle or a successor shuttle service), capital repairs, and those capital improvements the purpose of which is to reduce Project Operating Expenses and/or to comply with Legal Requirements first made effective after the date of this Lease, which capital repairs and capital improvements are in each case amortized over the lesser of 7 years and the useful life of such capital items, and the costs of Landlord’s third party property manager or, if there is no third party property manager, administration rent in the amount of 4.0% of Base Rent (including Base Rent that would have been due if the Rent Commencement Date were the same as the Commencement Date)), excluding only:

(a) the original construction costs of the Project and renovation prior to the date of the Lease and costs of correcting defects in such original construction or renovation;

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(b) capital expenditures other than those made for capital repairs as expressly set forth above in this Section 4 or for capital improvements that are not for the purpose of reducing Project Operating Expenses and/or complying with Legal Requirements first made effective after the date of this Lease;

(c) interest, principal payments of Mortgage (as defined in Section 23) debts of Landlord, financing costs and amortization of funds borrowed by Landlord, whether secured or unsecured and all payments of base rent (but not taxes or operating expenses) under any ground lease or other underlying lease of all or any portion of the Project;

(d) depreciation of the Project (except for those capital improvements, the cost of which are includable in Project Operating Expenses as provided above in this Section 4);

(e) advertising, legal and space planning expenses and leasing commissions and other costs and expenses incurred in procuring and leasing space to tenants for the Project, including any leasing office maintained in the Project, free rent and construction allowances for tenants;

(f) legal and other expenses incurred in the negotiation or enforcement of leases;

(g) completing, fixturing, improving, renovating, painting, redecorating or other work, which Landlord pays for or performs for tenants within their premises, and costs of correcting defects in such work;

(h) costs of utilities outside normal business hours sold to tenants of the Project;

(i) costs to be reimbursed by other tenants of the Project or Taxes to be paid directly by Tenant or other tenants of the Project, whether or not actually paid;

(j) salaries, wages, benefits and other compensation paid to officers and employees of Landlord who are not assigned in whole or in part to the operation, management, maintenance or repair of the Project or officers and employees who are above the level of property manager unless such officers and employees have responsibility for the operation or management of the Project, among other projects; provided, however, that during the Term the aggregate amount included in Project Operating Expenses in any calendar year for the salaries, wages, benefits and other compensation for those officers and employees who are assigned in whole or in part to the operation, management, maintenance or repair of the Project or who are above the level of property manager and have responsibility for the operation or management of the Project, among other projects, shall not increase by more than 3% over the prior calendar year;

(k) general organizational, administrative and overhead costs relating to maintaining Landlord’s existence, either as a corporation, partnership, or other entity, including general corporate, legal and accounting expenses;

(l) costs (including attorneys’ fees and costs of settlement, judgments and payments in lieu thereof) incurred in connection with disputes with tenants, other occupants, or prospective tenants, and costs and expenses, including legal fees, incurred in connection with negotiations or disputes with employees, consultants, management agents, leasing agents, purchasers or mortgagees of the Building;

(m) costs incurred by Landlord due to the violation by Landlord, its employees, agents or contractors or any tenant of the terms and conditions of any lease of space in the Project or any Legal Requirement (as defined in Section 6);

(n) penalties, fines or interest incurred as a result of Landlord’s inability or failure to make payment of Taxes and/or to file any tax or informational returns when due, or from Landlord’s failure to make any payment of Taxes required to be made by Landlord hereunder before delinquency;

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(o) overhead and profit increment paid to Landlord or to subsidiaries or affiliates of Landlord for goods and/or services in or to the Project to the extent the same exceeds the costs of such goods and/or services rendered by unaffiliated third parties on a competitive basis;

(p) costs of Landlord’s charitable or political contributions, or of fine art maintained at the Project;

(q) costs in connection with services (including electricity), items or other benefits of a type which are not standard for the Project and which are not available to Tenant without specific charges therefor, but which are provided to another tenant or occupant of the Project, whether or not such other tenant or occupant is specifically charged therefor by Landlord;

(r) janitorial services other than for Common Areas; provided, however, that costs for the common dumpster that serves the Project shall be included in Project Operating Expenses;

(s) costs incurred in the sale or refinancing of the Project;

(t) net income taxes of Landlord or the owner of any interest in the Project, franchise, capital stock, gift, estate or inheritance taxes or any federal, state or local documentary taxes imposed against the Project or any portion thereof or interest therein;

(u) any expenses otherwise includable within Project Operating Expenses to the extent actually reimbursed by persons other than tenants of the Project under leases for space in the Project; and

(v) costs incurred in connection with the clean-up, response action or remediation of Hazardous Materials in the Premises that Tenant demonstrates to Landlord’s reasonable satisfaction were present in the Premises prior to the date of this Lease, or Hazardous Materials on the Project that were not caused by an act or omission of Tenant, except in any case to the extent Tenant and/or any of the Tenant Parties have exacerbated or contributed to such contamination.

Within 90 days after the end of each calendar year (or such longer period as may be reasonably required), Landlord shall furnish to Tenant a statement (an “Annual Statement”) showing in reasonable detail: (a) the actual totals of Project Operating Expenses, Science Facility Operating Expenses, Tenant’s Share of Project Operating Expenses and Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, in each case for the previous calendar year, and (b) the total of Tenant’s payments in respect of Project Operating Expenses and Science Facility Operating Expenses for such year. If Tenant’s Share of actual Project Operating Expenses for such year exceeds Tenant’s payments of Project Operating Expenses for such year, or if Tenant’s Percentage Share (Science Facility) of actual Science Facility Operating Expenses for such year exceeds Tenant’s payments of Science Facility Operating Expenses for such year, the excess shall be due and payable by Tenant as Rent within 30 days after delivery of such Annual Statement to Tenant. If Tenant’s payments of Project Operating Expenses for such year exceed Tenant’s Share of actual Project Operating Expenses for such year, or if Tenant’s payments of Science Facility Operating Expenses for such year exceed Tenant’s Percentage Share (Science Facility) of actual Science Facility Operating Expenses for such year, Landlord shall pay the excess to Tenant within 30 days after delivery of such Annual Statement, except that after the expiration, or earlier termination of the Term or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord.

The Annual Statement shall be final and binding upon Tenant unless Tenant, within 90 days after Tenant’s receipt thereof, shall contest any item therein by giving written notice to Landlord, specifying each item contested and the reason therefor. If, during such 90 day period, Tenant reasonably and in good faith questions or contests the accuracy of Landlord’s statement of Tenant’s Share of Project Operating Expenses or Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, Landlord will provide Tenant with access to Landlord’s books and records relating to the

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operation of the Project and such additional information as is reasonably required to determine the accuracy of the Annual Statement or to respond to Tenant’s questions (the “Expense Information”). If after Tenant’s review of such Expense Information, Landlord and Tenant cannot agree upon the amount of Tenant’s Share of Project Operating Expenses or Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, then Tenant shall have the right to have an independent public accounting firm selected by Tenant, working pursuant to a fee arrangement other than a contingent fee (at Tenant’s sole cost and expense) and approved by Landlord (which approval shall not be unreasonably withheld or delayed), audit and/or review the Expense Information for the year in question (the “Independent Review”). The results of any such Independent Review shall be binding on Landlord and Tenant. If the Independent Review shows that the payments actually made by Tenant with respect to Project Operating Expenses for the calendar year in question exceeded Tenant’s Share of Project Operating Expenses for such calendar year, or that the payments actually made by Tenant with respect to Science Facility Operating Expenses for the calendar year in question exceeded Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, Landlord shall at Landlord’s option either (i) credit the excess amount to the next succeeding installments of estimated Operating Expenses or (ii) pay the excess to Tenant within 30 days after delivery of such statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay the excess to Tenant after deducting all other amounts due Landlord. If the Independent Review shows that Tenant’s payments with respect to Project Operating Expenses for such calendar year were less than Tenant’s Share of Project Operating Expenses for the calendar year, or that Tenant’s payments with respect to Science Facility Operating Expenses for such calendar year were less than Tenant’s Percentage Share (Science Facility) of Science Facility Operating Expenses, Tenant shall pay the deficiency to Landlord within 30 days after delivery of such statement. If the Independent Review shows that Tenant has overpaid with respect to Project Operating Expenses and Science Facility Operating Expenses by more than 5% then Landlord shall reimburse Tenant for all costs incurred by Tenant for the Independent Review.

Operating Expenses for the calendar years in which Tenant’s obligation to share therein begins and ends shall include Operating Expenses for whole calendar months in such calendar years and any partial calendar months shall be prorated. Notwithstanding anything set forth herein to the contrary, if the Project is not at least 95% occupied on average during any year of the Term, for such year those expenses included in Tenant’s Share of Project Operating Expenses that vary with the level of occupancy of the Building shall be computed as though the Project had been 95% occupied on average during such year.

“Tenant’s Share” shall be the percentage set forth in the Basic Lease Provisions as Tenant’s Share as reasonably adjusted by Landlord following a measurement of the rentable square footage of the Project and the Premises to be done by Landlord within 90 days of the Commencement Date, or as soon as reasonably possible thereafter, and shall be subject to further adjustment for changes in the physical size of the Premises or the Project occurring thereafter. Landlord may equitably or proportionately, as applicable, increase Tenant’s Share for any item of expense or cost reimbursable by Tenant that relates to a repair, replacement, or service that benefits only the Premises or only a portion of the Project that includes the Premises or that varies with occupancy or use. “Tenant’s Percentage Share (Science Facility)” means the percentage set forth in the Basic Lease Provisions, which Tenant’s Percentage Share (Science Facility) shall be subject to further adjustment for changes in the physical size of the Shared Science Facility or the Premises occurring after the date of this Lease, and may be equitably or proportionately increased, as applicable, for any item of expense or cost reimbursable that is specific to Tenant or that varies with occupancy or use or to address variations in occupancy or use of the Shared Science Facility among Tenant and other tenants. In the event that Tenant’s Share is adjusted based on a remeasurement of the Premises as set forth above, Tenant’s Percentage Share (Science Facility) shall be subject to a corresponding adjustment. “Science Facility Operating Expenses” means Landlord’s determination of all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by Landlord with respect to the Shared Science Facility at the Project (including, without duplication, water, sewer, electricity, gas and any other utilities serving such facilities, maintenance and repairs (including without limitation maintenance contracts) for such facilities and equipment therein, capital repairs, and those capital improvements the purpose of which is to reduce Science Facility

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Operating Expenses and/or to comply with Legal Requirements first made effective after the date of this Lease, which capital repairs and capital improvements are in each case amortized over the lesser of 7 years and the useful life of such capital items, the contractor fees and expenses and/or salaries, wages, benefits and other compensation paid to any personnel as may be assigned in whole or in part to such facilities (equitably apportioned for those personnel as may be assigned in part to such facilities), and any Taxes assessed by a Governmental Authority (as defined below) with a valuation allocated to the Shared Science Facility in the Project, but excluding the same kinds of exclusions enumerated in clauses (a) through (u) above with respect to Project Operating Expenses. For purposes of clarification, the parties agree that those specific expense items actually included in Science Facility Operating Expenses in a year shall not also be included as Project Operating Expenses in the same year.

Landlord shall pay, as part of Operating Expenses, all taxes, levies, fees, assessments and governmental charges of any kind, existing as of the Commencement Date or thereafter enacted (collectively referred to as “Taxes”), imposed by any federal, state, regional, municipal, local or other governmental authority or agency, including, without limitation, quasi-public agencies (collectively, “Governmental Authority”) during the Term, including, without limitation, all Taxes: (i) imposed on or measured by or based, in whole or in part, on rent payable to (or gross receipts received by) Landlord under this Lease and/or from the rental by Landlord of the Project or any portion thereof, or (ii) based on the square footage, assessed value or other measure or evaluation of any kind of the Premises, the Shared Science Facility, or the Project, or (iii) assessed or imposed by or on the operation or maintenance of any portion of the Premises, the Shared Science Facility, or the Project, including parking, or (iv) assessed or imposed by, or at the direction of, or resulting from Legal Requirements, or interpretations thereof, promulgated by, any Governmental Authority, or (v) imposed as a license or other fee, charge, tax or assessment on Landlord’s business or occupation of leasing space in the Project. Landlord may contest by appropriate legal proceedings the amount, validity, or application of any Taxes or liens securing Taxes. Taxes shall not include any net income taxes imposed on Landlord except to the extent such net income taxes are in substitution for any Taxes payable hereunder, nor franchise, conveyance or excise taxes. Taxes shall not include any increase in Taxes resulting from Landlord’s sale or transfer of its interest in the Project. Project Operating Expenses hereunder shall also include the cost of tax monitoring services provided to Landlord with respect to the Project. Tenant shall pay, prior to delinquency, any and all Taxes levied or assessed against any personal property or trade fixtures placed by Tenant in the Premises, whether levied or assessed against Landlord or Tenant. If any Taxes on Tenant’s personal property or trade fixtures are levied against Landlord or Landlord’s property, or if the assessed valuation of the Project is increased by a value attributable to improvements in or alterations to the Premises made by Tenant, whether owned by Landlord or Tenant and whether or not affixed to the real property so as to become a part thereof, higher than the base valuation on which Landlord from time-to-time allocates Taxes to all tenants in the Project, Landlord shall have the right, but not the obligation, to pay such Taxes. Landlord’s determination of any excess assessed valuation shall be binding and conclusive, absent manifest error. The amount of any such payment by Landlord shall constitute Additional Rent due from Tenant to Landlord immediately upon demand. If Landlord shall receive any abatement or refund of Taxes that does not derive from any vacancy in the Building or rent losses and such abatement or refund is for a time period for which Tenant has made payments during the Term, then out of any balance remaining after deducting Landlord’s expenses incurred in obtaining such refund or abatement, Landlord shall, at Landlord’s option, either (i) credit the excess amount determined by Landlord to be attributable to the Premises to the next succeeding installments of estimated Taxes or (ii) pay the excess amount determined by Landlord to be attributable to the Premises to Tenant within 30 days after delivery of the Annual Statement, except that after the expiration or earlier termination of this Lease or if Tenant is delinquent in its obligation to pay Rent, Landlord shall pay such excess amount determined by Landlord to be attributable to the Premises to Tenant after deducting all other amounts due Landlord. Nothing contained in this Lease shall obligate Landlord to seek a refund or abatement of Taxes.

5. Security Deposit. Tenant shall deposit with Landlord, upon delivery of an executed copy of this Lease to Landlord, a security deposit (the “Security Deposit”) for the performance of all of Tenant’s obligations hereunder in the amount set forth in the Basic Lease Provisions, which Security Deposit shall be in the form of an unconditional and irrevocable letter of credit (the “Letter of Credit”): (i)

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in form and substance reasonably satisfactory to Landlord, (ii) naming Landlord as beneficiary, (iii) expressly allowing Landlord to draw upon it at any time from time to time by delivering to the issuer notice that Landlord is entitled to draw thereunder, (iv) issued by an FDIC-insured financial institution satisfactory to Landlord, and (v) redeemable by presentation of a sight draft (which may be presented by delivery by overnight courier) at the financial institution’s offices in the United States. With respect to any Letter of Credit given as a Security Deposit or Additional Security Deposit (as defined below) hereunder, if Tenant does not provide Landlord with a substitute Letter of Credit complying with all of the requirements hereof at least 10 days before the stated expiration date of any then current Letter of Credit, Landlord shall have the right to draw the full amount of the current Letter of Credit and hold the funds drawn in cash without obligation for interest thereon as the Security Deposit and, if applicable, the Additional Security Deposit. The Security Deposit and Additional Security Deposit, if any, shall be held by Landlord as security for the performance of Tenant’s obligations under this Lease. The Security Deposit and, if any, Additional Security Deposit do not constitute an advance rental deposit or a measure of Landlord’s damages in case of Tenant’s default. Upon each occurrence of a Default (as defined in Section 16). Landlord may use all or any part of the Security Deposit and, if any, the Additional Security Deposit to pay delinquent payments due under this Lease, and the cost of any damage, injury, expense or liability caused by such Default, without prejudice to any other remedy provided herein or provided by law. Tenant hereby waives the provisions of any law, now or hereafter in force, which provide that Landlord may claim from a security deposit only those sums reasonably necessary to remedy defaults in the payment of Rent, to repair damage caused by Tenant or to clean the Premises, it being agreed that Landlord may, in addition, claim those sums reasonably necessary to compensate Landlord for any other loss or damage, foreseeable or unforeseeable, caused by the act or omission of Tenant or any officer, employee, agent or invitee of Tenant. Upon any such use of all or any portion of the Security Deposit and/or Additional Security Deposit, Tenant shall, within 5 days after demand from Landlord, restore the Security Deposit to its original amount. If Tenant shall fully perform every provision of this Lease to be performed by Tenant, the Security Deposit, or any balance thereof (i.e., after deducting therefrom all amounts to which Landlord is entitled under the provisions of this Lease), shall be returned to Tenant (or, at Landlord’s option, to the last assignee of Tenant’s interest hereunder) within 90 days after the expiration or earlier termination of this Lease.

6. Use. The Premises shall be used solely for the Permitted Use set forth in the Basic Lease Provisions, in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Premises, and the use and occupancy thereof (collectively, “Legal Requirements”). Tenant will use the Premises in a careful, safe and proper manner and will not commit waste, overload the floor or structure of the Premises, subject the Premises to use that would damage the Premises or obstruct or interfere with the rights of Landlord or other tenants or occupants of the Project, including conducting or giving notice of any auction, liquidation, or going out of business sale on the Premises, or using or allowing the Premises to be used for any unlawful purpose.

Landlord shall, (i) as a Project Operating Expense to the extent such Legal Requirement is generally applicable to similar buildings in the area in which the Project is located and first requires alterations or modifications to the Common Areas, Shared Science Facility, Shared Conference Facility or the exterior of the Building after the Commencement Date, (ii) at Landlord’s expense to the extent such Legal Requirements first require alterations or modifications to the Common Areas, Shared Science Facility, Shared Conference Facility or the exterior of the Building prior to the Commencement Date, or (iii) at Tenant’s expense to the extent such Legal Requirement is applicable solely by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises or to the extent that work is required as a result of any Alterations (as defined in Section 10) made by or on behalf of Tenant, make such alterations or modifications to the Common Areas, Shared Science Facility, Shared Conference Facility or the exterior of the Building that are required by such Legal Requirements, including without limitation the Americans With Disabilities Act, 42 U.S.C. § 12101, et seq. (together with regulations promulgated pursuant thereto, “ADA”). For purposes of clarification, the parties agree that the term “Alterations” does not include Landlord’s Work as defined in the Work Letter. Tenant, at its sole expense, shall make any alterations or modifications to the interior of the Premises that are first required after the Commencement Date by Legal Requirements (including without limitation, the ADA) or that are required at any time by reason of Tenant’s, as compared to other tenants of the Project, particular use of the Premises or as a result of any Alterations made by or on behalf of Tenant.

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7. Holding Over. If Tenant remains in possession of the Premises after the expiration or earlier termination of the Term without the express written consent of Landlord, (A) Tenant shall become a tenant at sufferance upon the terms of this Lease except that the monthly rental shall be equal to 150% of the Rent in effect during the last 30 days of the Term, and (B) Tenant shall be responsible for all damages suffered by Landlord resulting from or occasioned by Tenant’s holding over, including consequential damages; provided, however that Tenant’s obligation to pay such consequential damages shall be with respect to the period following the first 30 days after the expiration or earlier termination of the Term. Acceptance by Landlord of Rent after the expiration of the Term or earlier termination of this Lease shall not result in a renewal or reinstatement of this Lease.

8. Parking. Subject to all matters of record, Force Majeure (as defined in Section 36 below), a casualty or Taking (as defined in Section 15 below) and the exercise by Landlord of its rights hereunder, Landlord shall make available to Tenant at then-current market rates from time to time a license for 32 parking spaces in the surface parking lots at the Project or at the “Brown Lot” at 100 Binney Street, Cambridge, Massachusetts, all of such parking spaces to be on a non-reserved basis. The market parking rate for the parking spaces in such surface lots is $210 per parking space per month. Landlord shall not be responsible for enforcing Tenant’s parking rights against any third parties, including without limitation other tenants of the Project. In the event that Landlord must alter the location of such parking spaces as a result of future construction, Landlord shall have the right, exercisable by 30 days’ prior written notice to Tenant (“Landlord’s Relocation Notice”) given at any time during the Term, to relocate all or a portion of the parking spaces made available to Tenant hereunder to another location within a 7-minute walk of the Building; provided, however, that if the relocated parking set forth in Landlord’s Relocation Notice is not within a 4-minute walk of the Building, Tenant may elect not to accept the relocated parking spaces by written notice to Landlord given within 30 days of the date of Landlord’s Relocation Notice. If Tenant notifies Landlord within such 30-day period that Tenant elects not to accept such relocated parking spaces, then Tenant’s parking rights hereunder shall terminate and be void as of the date set forth in Landlord’s Relocation Notice as the effective date for such relocation and Tenant shall as of such effective date no longer have the obligation to pay the parking rates for such parking spaces. If Tenant fails to notify Landlord within such 30-day period that Tenant elects not to accept such relocated parking spaces, then Tenant’s rights and obligations under this Section 8 shall apply to the relocated parking spaces as of the effective date set forth in the Landlord’s Relocation Notice.

9. Utilities, Services.

(a) Landlord shall provide, subject to the terms of this Section 9. water, electricity, heat, air conditioning, light, power, passenger elevator service, telephone (to the central demarcation room only), sewer, and other utilities (including gas and fire sprinklers to the extent the Project is plumbed for such services), and, for the office portion of the Premises only, refuse and trash collection and janitorial services (collectively, “Utilities”). Landlord shall pay, as Operating Expenses or subject to Tenant’s reimbursement obligation, for all Utilities used on the Premises, all maintenance charges for Utilities, and any storm sewer charges or other similar charges for Utilities imposed by any Governmental Authority or Utility provider, and any taxes, penalties, surcharges or similar charges thereon. Electricity serving the Premises will be separately submetered. Landlord may cause, at Landlord’s expense, any Utilities to be separately metered or charged directly to Tenant by the provider. Tenant shall pay directly to the Utility provider, prior to delinquency, any separately metered Utilities and services which may be furnished to Tenant or the Premises during the Term. Tenant shall pay, as part of Operating Expenses, its share of all charges for jointly metered Utilities based upon consumption, as reasonably determined by Landlord. No interruption or failure of Utilities, from any cause whatsoever, shall result in eviction or constructive eviction of Tenant, termination of this Lease or the abatement of Rent. Tenant agrees to limit use of water and sewer with respect to Common Areas to normal restroom use.

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(b) Tenant shall provide janitorial services and trash collection for the office, laboratory and any other portions of the Premises, and Landlord shall provide as a Project Operating Expense a dumpster and/or compactor at the loading dock for use by Tenant in common with others entitled thereto for the disposal of non-hazardous and non-controlled substances and material.

(c) Tenant may use the freight elevator and loading dock in common with others entitled thereto at no additional charge. The regular hours of operation of the freight elevator and loading dock are 24 hours per day, 7 days per week, subject to downtime for maintenance and repairs.

(d) Landlord’s sole obligation for providing standby generators or any other standby power equipment, systems, furnishings or personal property, whether or not affixed to the Building (collectively, the “Equipment”) shall be (i) to provide such Equipment as is determined by Landlord in its sole and absolute discretion, and (ii) to contract with a third party (determined by Landlord to be qualified) to maintain the Equipment that is deemed by Landlord (in its reasonable professional discretion) to need periodic maintenance per the manufacturer’s standard maintenance guidelines. Landlord shall have no obligation to provide Tenant with operational Equipment, back-up Equipment or back-up utilities or to supervise, oversee or confirm that the third party maintaining the Equipment is maintaining the Equipment as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Equipment when such Equipment is not operational, including any delays thereto due to the inability to obtain parts or replacements, Landlord shall have no obligation to provide Tenant with alternative or back-up Equipment or alternative sources of utilities. Tenant expressly acknowledges and agrees that Landlord does not guaranty that the Equipment will be operational at all times, will function or perform adequately, or that emergency power will be available to the Premises when needed, and Landlord shall not be liable for any damages resulting from the failure of such Equipment. Tenant hereby releases Landlord from and against any and all claims arising directly or indirectly out of or relating to the Equipment, or the existence, use of failure thereof, unless caused solely by the willful misconduct or gross negligence of Landlord. The terms of this Section 9(d) shall survive the expiration or earlier termination of this Lease.

10. Alterations; Tenant’s Property. Any alterations, additions, or improvements made to the Premises by or on behalf of Tenant, including additional locks or bolts of any kind or nature upon any doors or windows in the Premises, but excluding installation, removal or realignment of furniture systems (other than removal of furniture systems owned or paid for by Landlord) not involving any modifications to the structure or connections (other then by ordinary plugs or jacks) to Building Systems (as defined in Section 11(a) below) (“Alterations”) shall be subject to Landlord’s prior written consent, which may be given or withheld in Landlord’s sole discretion if any such Alteration affects the structure or Building Systems, but which shall otherwise not be unreasonably withheld or delayed. If Landlord approves any Alterations, Landlord may impose such conditions on Tenant in connection with the commencement, performance and completion of such Alterations as Landlord may deem appropriate in Landlord’s reasonable discretion. Tenant agrees to take such steps as may be required, or as otherwise directed by Landlord, with respect to contractors and subcontractors performing any Alterations to ensure that no labor disruption, strikes, pickets, protests or other similar labor actions occur on or about the Premises in connection with the performance of work on any Alterations. Any request for approval of Alterations shall be in writing, delivered not less than 15 business days in advance of any proposed construction, and accompanied by plans, specifications, bid proposals, work contracts and such other information concerning the nature and cost of the Alterations as may be reasonably requested by Landlord, including the identities and mailing addresses of all persons performing work or supplying materials. Landlord’s right to review plans and specifications and to monitor construction shall be solely for its own benefit, and Landlord shall have no duty to ensure that such plans and specifications or construction comply with applicable Legal Requirements. Tenant shall cause, at its sole cost and expense, all Alterations to comply with insurance requirements and with Legal Requirements and shall implement at its sole cost and expense any alteration or modification required by Legal Requirements as a result of any Alterations. Tenant shall pay to Landlord, as Additional Rent, within 10 days after demand Landlord’s out-of-pocket expenses for plan review, coordination, scheduling and supervision in connection with any Alterations. Before Tenant begins any Alteration, Landlord may post on and about the Premises notices of non-responsibility pursuant to applicable law. Tenant shall reimburse Landlord for, and indemnify and hold Landlord harmless from, any expense incurred by Landlord by reason of faulty work done by Tenant or its contractors, delays caused by such work, or inadequate cleanup.

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Tenant shall furnish security or make other arrangements satisfactory to Landlord to assure payment for the completion of all Alterations work free and clear of liens, and shall provide (and cause each contractor or subcontractor to provide) certificates of insurance for workers’ compensation and other coverage in amounts and from an insurance company reasonably satisfactory to Landlord protecting Landlord against liability for personal injury or property damage during construction. Upon completion of any Alterations, Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and subcontractors who did the work and final lien waivers from all such contractors and subcontractors; and (ii) “as built” plans for any such Alteration.

Other than (i) the items, if any, listed on Exhibit H attached hereto, (ii) any items agreed by Landlord in writing to be included on Exhibit H in the future, and (iii) any trade fixtures, machinery, equipment and other personal property not installed by Landlord or its contractor as part of the Tenant Improvements (as defined in the Work Letter) which may be removed without material damage to the Premises, which damage shall be repaired (including capping or terminating utility hook-ups behind walls) by Tenant during the Term (collectively, “Tenant’s Property”), all property of any kind paid or installed by Landlord or its contractor as part of the Tenant Improvements, Alterations, real property fixtures, built-in machinery and equipment, built-in casework and cabinets and other similar additions and improvements built into the Premises so as to become an integral part of the Premises, such as fume hoods which penetrate the roof or plenum area, built-in cold rooms, built-in warm rooms, walk-in cold rooms, walk-in warm rooms, deionized water systems, glass washing equipment, autoclaves, chillers, built-in plumbing, electrical and mechanical equipment and systems, and any power generator and transfer switch (collectively, “Installations”) shall be and shall remain the property of Landlord during the Term and following the expiration or earlier termination of the Term, shall not be removed by Tenant at any time during the Term and shall remain upon and be surrendered with the Premises as a part thereof in accordance with Section 24 following the expiration or earlier termination of this Lease; provided, however, that Landlord shall, at the time its approval of such Installation is requested, notify Tenant if it has elected to cause Tenant to remove such Installation upon the expiration or earlier termination of this Lease. If Landlord so elects, Tenant shall remove such Installation upon the expiration or earlier termination of this Lease and restore any damage caused by or occasioned as a result of such removal, including, when removing any of Tenant’s Property which was plumbed, wired or otherwise connected to any of the Building’s plumbing, electrical or other Building Systems, capping off all such connections behind the walls of the Premises and repairing any holes. During any such restoration period, Tenant shall pay Rent to Landlord as provided herein as if said space were otherwise occupied by Tenant.

11. Repairs.

(a) Landlord’s Repairs. Landlord, as an Operating Expense, shall maintain all of the structural, exterior, parking and other Common Areas of the Project, including HVAC, plumbing, fire sprinklers, elevators and all other building systems serving the Premises and other portions of the Project (“Building Systems”), in good repair, reasonable wear and tear and uninsured losses and damages caused by Tenant, or by any of Tenant’s agents, servants, employees, invitees and contractors (individually, a “Tenant Party” and collectively, “Tenant Parties”) excluded. Landlord shall repair losses and damages caused by Tenant or any Tenant Party at Tenant’s sole cost and expense. Such maintenance and repairs by Landlord under this Section shall include Landlord’s making such replacements as Landlord may deem necessary in its sole discretion. Landlord reserves the right to stop building system services when necessary. Landlord shall have no responsibility or liability for failure to supply building system services during any such period of interruption; provided, however, that Landlord shall give Tenant 24 hours advance notice of any planned stoppage of building system services for routine maintenance, repairs, alterations or improvements. Landlord shall not be liable for any failure to make any repairs or to perform any maintenance unless such failure shall persist for an unreasonable time after Tenant’s written notice of the need for such repairs or maintenance. Tenant waives its rights under any state or local law to terminate this Lease or to make such repairs at Landlord’s expense and agrees that the parties’ respective rights with respect to such matters shall be solely as set forth herein. Repairs required as the result of fire, earthquake, flood, vandalism, war, or similar cause of damage or destruction shall be controlled by Section 15.

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(b) Tenant’s Repairs. Subject to Section 11(a) and Section 15 hereof, Tenant, at its expense, shall repair, replace and maintain in good condition, damage covered by Section 15 and ordinary wear and tear excepted, all portions of the Premises, including, without limitation, entries, doors, ceilings, interior windows, interior walls, and the interior side of demising walls. Such repair and replacement may include capital expenditures and repairs whose benefit may extend beyond the Term. Should Tenant fail to make any such repair or replacement or fail to maintain the Premises, Landlord shall give Tenant notice of such failure. If Tenant fails to commence cure of such failure within 20 days of Landlord’s notice, and thereafter diligently prosecute such cure to completion, Landlord may perform such work and shall be reimbursed by Tenant within 30 days after demand therefor; provided, however, that if such failure by Tenant creates or could create an emergency, Landlord may immediately commence cure of such failure and shall thereafter be entitled to recover the costs of such cure from Tenant. Subject to Section 15, Tenant shall bear the full uninsured cost of any repair or replacement to any part of the Project that results from damage caused by Tenant or any Tenant Party and any repair that benefits only the Premises.

12. Liens. Tenant shall discharge, by bond or otherwise, any liens filed against the Premises or against the Project arising out of work performed or claimed to have been performed, materials furnished or claimed to have been or obligations incurred or claimed to have been incurred by Tenant within 10 business days after notice to Tenant of the filing thereof, at Tenant’s sole cost.

13. Indemnification. Tenant hereby indemnifies and agrees to defend, save and hold Landlord harmless from and against any and all claims for injury or death to persons or damage to property (i) occurring within the Premises and arising directly or indirectly out of use or occupancy of the Premises, unless caused solely by the willful misconduct or negligence of Landlord, (ii) occurring outside of the Premises (including without limitation in the Shared Science Facility or Shared Conference Facility) and arising directly or indirectly out of an act or omission of Tenant, or (iii) arising directly or indirectly out of or a breach or default by Tenant in the performance of any of its obligations hereunder or under the License Agreement. Landlord shall not be liable to Tenant for, and Tenant assumes all risk of damage to, personal property (including, without limitation, loss of records kept within the Premises or any part of the Project). Tenant further waives any and all claims for injury to Tenant’s business or loss of income relating to any such damage or destruction of personal property (including, without limitation, any loss of records). Landlord shall not be liable for any damages arising from any act, omission or neglect of any tenant in the Project or of any other third party.

14. Insurance. Landlord shall maintain all risk property and, if applicable, sprinkler damage insurance covering the full replacement cost of the Building with deductibles not in excess of commercially reasonable deductibles. Landlord may, but is not obligated to, maintain such other insurance and additional coverages as it may deem necessary, including, but not limited to, commercial general liability insurance, All such insurance shall be included as part of the Project Operating Expenses. The Project may be included in a blanket policy (in which case the cost of such insurance allocable to the Project will be determined by Landlord based upon the insurer’s cost calculations).

Tenant, at its sole cost and expense, shall maintain during the Term: all risk property insurance with business interruption and extra expense coverage, covering the full replacement cost of all property and improvements installed or placed in the Premises by Tenant at Tenant’s expense; workers’ compensation insurance with no less than the minimum limits required by law; employer’s liability insurance with such limits as required by law; and commercial general liability insurance, with a minimum limit of not less than $2,000,000 per occurrence for bodily injury and property damage with respect to the Premises, Shared Science Facility and Shared Conference Facility. The commercial general liability insurance policy shall name Landlord, its officers, directors, employees, managers, members, agents, invitees and contractors (individually, a “Landlord Party” and collectively, “Landlord Parties”) and Alexandria Real Estate Equities, Inc., as additional insureds; insure on an occurrence and not a claims-made basis; be issued by insurance companies which have a rating of not less than policyholder rating of A and financial category rating of at least Class X in “Best’s Insurance Guide”; shall not be cancelable for nonpayment of premium unless 10 days prior written notice shall have been given to Landlord from the insurer; contain a hostile fire endorsement and a contractual liability endorsement; and provide primary

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coverage to Landlord (any policy issued to Landlord providing duplicate or similar coverage shall be deemed excess over Tenant’s policies). Copies of such policies (if requested by Landlord), or certificates of insurance showing the limits of coverage required hereunder and showing Landlord as an additional insured, along with reasonable evidence of the payment of premiums for the applicable period, shall be delivered to Landlord by Tenant upon commencement of the Term and upon each renewal of said insurance. Tenant’s policy may be a “blanket policy” with an aggregate per location endorsement which specifically provides that the amount of insurance shall not be prejudiced by other losses covered by the policy. Tenant shall, at least 5 days prior to the expiration of such policies, furnish Landlord with renewal certificates.

In each instance where insurance is to name Landlord as an additional insured, Tenant shall upon written request of Landlord also designate and furnish certificates so evidencing Landlord as additional insured to: (i) any lender of Landlord holding a security interest in the Project or any portion thereof and any servicer in connection therewith, (ii) the landlord under any lease wherein Landlord is tenant of the real property on which the Project is located, if the interest of Landlord is or shall become that of a tenant under a ground or other underlying lease rather than that of a fee owner, and/or (iii) any management company retained by Landlord to manage the Project.

The property insurance obtained by Landlord and Tenant shall include a waiver of subrogation by the insurers and all rights based upon an assignment from its insured, against Landlord or Tenant, and their respective officers, directors, employees, managers, members, agents, invitees and contractors (“Related Parties”), in connection with any loss or damage thereby insured against. Neither party nor its respective Related Parties shall be liable to the other for loss or damage caused by any risk insured against under property insurance required to be maintained hereunder, and each party waives any claims against the other party, and its respective Related Parties, for such loss or damage. The failure of a party to insure its property shall not void this waiver. Landlord and its respective Related Parties shall not be liable for, and Tenant hereby waives all claims against such parties for, business interruption and losses occasioned thereby sustained by Tenant or any person claiming through Tenant resulting from any accident or occurrence in or upon the Premises or the Project from any cause whatsoever. If the foregoing waivers shall contravene any law with respect to exculpatory agreements, the liability of Landlord or Tenant shall be deemed not released but shall be secondary to the other’s insurer.

15. Condemnation and Casualty. If at any time during the Term the Premises, Common Areas or Project is in whole or in part (i) materially damaged or destroyed by a fire or other casualty, or (ii) taken for any public or quasi-public use under governmental law, ordinance, or regulation, or by right of eminent domain, or by private purchase in lieu thereof (a “Taking”), then this Lease shall, at the written election of Landlord delivered to Tenant within sixty (60) days following such casualty or taking, terminate as of the date of such damage, destruction or Taking. If at any time during the Term the Premises or Common Areas are in whole or in part (i) materially damaged or destroyed by a fire or other casualty, or (ii) subject to a Taking, then this Lease shall, at the written election of Tenant delivered to Landlord within sixty (60) days following such casualty or taking, terminate as of the date of such damage, destruction or Taking. Unless either Landlord or Tenant so elects to terminate this Lease, Landlord shall, subject to receipt of sufficient insurance proceeds (with any deductible to be treated as a current Project Operating Expense), promptly restore the Premises and Common Areas (excluding the improvements installed by Tenant or by Landlord and paid for by Tenant), subject to delays arising from the collection of insurance proceeds, from Force Majeure events or as needed to obtain any license, clearance or other authorization of any kind required to enter into and restore the Premises issued by any Governmental Authority having jurisdiction over the use, storage, handling, treatment, generation, release, disposal, removal or remediation of Hazardous Materials (as defined in Section 26) in, on or about the Premises or Common Areas (collectively referred to herein as “Hazardous Materials Clearances”).

If neither Tenant nor Landlord elect to terminate this Lease pursuant to the immediately preceding paragraph, Rent shall be abated from the date all required Hazardous Material Clearances are obtained until the Premises or Common Areas are repaired and restored, in the proportion which the area of the Premises, if any, which is not usable by Tenant bears to the total area of the Premises, unless Landlord provides Tenant with other space during the period of repair that is suitable for the temporary conduct of

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Tenant’s business. Such abatement shall be the sole remedy of Tenant, and except as provided in this Section 15, Tenant waives any right to terminate the Lease by reason of damage or casualty loss, provided that, if Landlord shall fail to restore the Premises or Common Areas within 9 months after the receipt of any Hazardous Materials Clearances (or if Landlord determines that no Hazardous Materials Clearances are required, within 9 months of the end of the 60-day period referred to in the first and second sentences of the immediately preceding paragraph), Tenant shall have a further right to terminate this Lease by written notice to Landlord delivered within 60 days after the expiration of such 9-month period, provided further, that if Landlord completes such restoration within 30 days after receipt of Tenant’s termination notice, such termination notice shall be void and this Lease shall continue in full force and effect.

The provisions of this Lease, including this Section 15, constitute an express agreement between Landlord and Tenant with respect to any and all damage to, or destruction of, all or any part of the Premises, or any other portion of the Project, and any statute or regulation which is now or may hereafter be in effect shall have no application to this Lease or any damage or destruction to all or any part of the Premises or any other portion of the Project, the parties hereto expressly agreeing that this Section 15 sets forth their entire understanding and agreement with respect to such matters. Upon any fire or other casualty or Taking, Landlord shall be entitled to receive the entire proceeds of the insurance maintained by Landlord and the entire price or award from any such Taking without, in either case, any payment to Tenant, and Tenant hereby assigns to Landlord Tenant’s interest, if any, in such proceeds or award, except that Tenant shall have the right, to the extent that same shall not diminish Landlord’s award, to make a separate claim against the condemning authority (but not Landlord) for such compensation as may be separately awarded or recoverable by Tenant for moving expenses and damage to Tenant’s personal property or trade fixtures, if a separate award for such items is made to Tenant.

16. Events of Default. Each of the following events shall be a default (“Default”) by Tenant under this Lease:

(a) Payment Defaults. Tenant shall fail to pay any installment of Rent or any other payment hereunder when due; provided, however, that Landlord will give Tenant notice and an opportunity to cure any failure to pay Rent within 5 business days of any such notice not more than once in any 12 month period and Tenant agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law.

(b) Insurance. Any insurance required to be maintained by Tenant pursuant to this Lease shall be canceled or terminated or shall expire or shall be reduced or materially changed, or Landlord shall receive a notice of nonrenewal of any such insurance and Tenant shall fail to obtain replacement insurance at least 5 days before the expiration of the current coverage.

(c) Improper Transfer. Tenant shall assign, sublease or otherwise transfer or attempt to transfer all or any portion of Tenant’s interest in this Lease or the Premises except as may be expressly permitted herein, or Tenant’s interest in this Lease shall be attached, executed upon, or otherwise judicially seized and such action is not released within 90 days of the action.

(d) Liens. Tenant shall fail to discharge or otherwise obtain the release of any lien upon the Premises in violation of this Lease within 10 days after the date that Tenant was required to discharge or otherwise obtain the release of such lien pursuant to Section 12 above.

(e) Insolvency Events. Tenant or any guarantor or surety of Tenant’s obligations hereunder shall: (A) make a general assignment for the benefit of creditors; (B) commence any case, proceeding or other action seeking to have an order for relief entered on its behalf as a debtor or to adjudicate it a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts or seeking appointment of a receiver, trustee, custodian or other similar official for it or for all or of any substantial part of its property (collectively a “Proceeding for Relief”); (C) become the subject of any Proceeding for Relief which is not dismissed within 90 days of its filing or entry; or (D) die or suffer a legal disability (if Tenant, guarantor, or surety is an individual) or be dissolved or otherwise fail to maintain its legal existence (if Tenant, guarantor or surety is a corporation, partnership or other entity).

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(f) Estoppel Certificate or Subordination Agreement. Tenant fails to execute any document required from Tenant under Sections 19 or 23 within 5 days after a second notice requesting such document.

(g) Default under License. Tenant shall be in default or breach of any of its obligations under the License beyond any cure period as may be expressly set forth in the License.

(h) Other Defaults. Tenant shall fail to comply with any provision of this Lease other than those specifically referred to in this Section 16, and, except as otherwise expressly provided herein, such failure shall continue for a period of 30 days after written notice thereof from Landlord to Tenant, provided that if the nature of such default is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Tenant shall not be deemed to be in Default if Tenant commences such cure within 30 days of the aforesaid notice from Landlord and thereafter diligently prosecutes such cure to completion within 90 days of the aforesaid notice from Landlord. Any notice given under this Section 16(h) shall: (i) specify the alleged default, (ii) demand that Tenant cure such default, (iii) be in lieu of, and not in addition to, or shall be deemed to be, any notice required under any provision of applicable law, and (iv) not be deemed a forfeiture or a termination of this Lease unless Landlord elects otherwise in such notice.

17. Landlord’s Remedies.

(a) Payment By Landlord; Interest. Upon a Default by Tenant hereunder, Landlord may, without waiving or releasing any obligation of Tenant hereunder, make such payment or perform such act that is the subject of the Default. All sums so paid or incurred by Landlord, together with interest thereon, from the date such sums were paid or incurred, at the annual rate equal to 12% per annum or the highest rate permitted by law (the “Default Rate”), whichever is less, shall be payable to Landlord on demand as Additional Rent. Nothing herein shall be construed to create or impose a duty on Landlord to mitigate any damages resulting from Tenant’s Default hereunder.

(b) Late Payment Rent. Late payment by Tenant to Landlord of Rent and other sums due will cause Landlord to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult and impracticable to ascertain. Such costs include, but are not limited to, processing and accounting charges and late charges which may be imposed on Landlord under any Mortgage covering the Premises. Therefore, if any installment of Rent due from Tenant is not received by Landlord within 5 days after the date such payment is due, Tenant shall pay to Landlord an additional sum equal to 6% of the overdue Rent as a late charge. The parties agree that this late charge represents a fair and reasonable estimate of the costs Landlord will incur by reason of late payment by Tenant. In addition to the late charge, Rent not paid when due shall bear interest at the Default Rate from the 5th day after the date due until paid.

(c) Other Remedies. Upon and during the continuance of a Default, Landlord, at its option, without further notice or demand to Tenant, shall have in addition to all other rights and remedies provided in this Lease, at law or in equity, the option to pursue any one or more of the following remedies, each and all of which shall be cumulative and nonexclusive, without any notice or demand whatsoever. No cure in whole or in part of such Default by Tenant after Landlord has taken any action beyond giving Tenant notice of such Default to pursue any remedy provided for herein (including retaining counsel to file an action or otherwise pursue any remedies) shall in any way affect Landlord’s right to pursue such remedy or any other remedy provided Landlord herein or under law or in equity, unless Landlord, in its sole discretion, elects to waive such Default.

(i) This Lease and the Term and estate hereby granted are subject to the limitation that whenever a Default shall have happened and be continuing, Landlord shall have the right, at its election, then or thereafter while any such Default shall continue and

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notwithstanding the fact that Landlord may have some other remedy hereunder or at law or in equity, to give Tenant written notice of Landlord’s intention to terminate this Lease on a date specified in such notice, which date shall be not less than 5 days after the giving of such notice, and upon the date so specified, this Lease and the estate hereby granted shall expire and terminate with the same force and effect as if the date specified in such notice were the date hereinbefore fixed for the expiration of this Lease, and all rights of Tenant hereunder shall expire and terminate, and Tenant shall be liable as hereinafter in this Section 17(c) provided. If any such notice is given, Landlord shall have, on such date so specified, the right of re-entry and possession of the Premises and the right to remove all persons and property therefrom and to store such property in a warehouse or elsewhere at the risk and expense, and for the account, of Tenant. Should Landlord elect to re-enter as herein provided or should Landlord take possession pursuant to legal proceedings or pursuant to any notice provided for by law, Landlord may from time to time re-let the Premises or any part thereof for such term or terms and at such rental or rentals and upon such terms and conditions as Landlord may deem advisable, with the right to make commercially reasonable alterations in and repairs to the Premises.

(ii) In the event of any termination of this Lease as in this Section 17 provided or as required or permitted by law or in equity, Tenant shall forthwith quit and surrender the Premises to Landlord, and Landlord may, without further notice, enter upon, re-enter, possess and repossess the same by summary proceedings, ejectment or otherwise, and again have, repossess and enjoy the same as if this Lease had not been made, and in any such event Tenant and no person claiming through or under Tenant by virtue of any law or an order of any court shall be entitled to possession or to remain in possession of the Premises. Landlord, at its option, notwithstanding any other provision of this Lease, shall be entitled to recover from Tenant, as and for liquidated damages, the sum of;

(A) all Base Rent, Additional Rent and other amounts payable by Tenant hereunder then due or accrued and unpaid: and

(B) the amount equal to the aggregate of all unpaid Base Rent and Additional Rent which would have been payable if this Lease had not been terminated prior to the end of the Term then in effect, discounted to its then present value in accordance with accepted financial practice using a rate of 5% per annum, for loss of the bargain; and

(C) all other damages and expenses (including attorneys’ fees and expenses), if any, which Landlord shall have sustained by reason of the breach of any provision of this Lease; less

(D) the net proceeds of any re-letting actually received by Landlord and (ii) the amount of damages which Tenant proves could have been avoided had Landlord taken reasonable steps to mitigate its damages.

(iii) Nothing herein contained shall limit or prejudice the right of Landlord, in any bankruptcy or insolvency proceeding, to prove for and obtain as liquidated damages by reason of such termination an amount equal to the maximum allowed by any bankruptcy or insolvency proceedings, or to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any statute or rule of law whether such amount shall be greater or less than the excess referred to above.

(iv) Nothing in this Section 17 shall be deemed to affect the right of either party to indemnifications pursuant to this Lease.

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(v) If Landlord terminates this Lease upon the occurrence of a Default, Tenant will quit and surrender the Premises to Landlord or its agents, and Landlord may, without further notice, enter upon, re-enter and repossess the Premises by summary proceedings, ejectment or otherwise. The words “enter”, “re-enter”, and “re-entry” are not restricted to their technical legal meanings.

(vi) If either party shall be in default in the observance or performance of any provision of this Lease, and an action shall be brought for the enforcement thereof in which it shall be determined that such party was in default, the party in default shall pay to the other all fees, costs and other expenses which may become payable as a result thereof or in connection therewith, including attorneys’ fees and expenses.

(vii) If Tenant shall default in the keeping, observance or performance of any covenant, agreement, term, provision or condition herein contained, Landlord, without thereby waiving such default, may perform the same for the account and at the expense of Tenant (a) immediately or at any time thereafter and without notice in the case of emergency or in case such default will result in a violation of any legal or insurance requirements, or in the imposition of any lien against all or any portion of the Premises, and (b) in any other case if such default continues after any applicable cure period provided in Section 16. All reasonable costs and expenses incurred by Landlord in connection with any such performance by it for the account of Tenant and also all reasonable costs and expenses, including attorneys’ fees and disbursements incurred by Landlord in any action or proceeding (including any summary dispossess proceeding) brought by Landlord to enforce any obligation of Tenant under this Lease and/or right of Landlord in or to the Premises, shall be paid by Tenant to Landlord within 10 days after demand.

(viii) Independent of the exercise of any other remedy of Landlord hereunder or under applicable law, Landlord may conduct an environmental test of the Premises as generally described in Section 26(c), at Tenant’s expense.

(ix) In the event that Tenant is in breach or Default under this Lease, whether or not Landlord exercises its right to terminate or any other remedy, Tenant shall reimburse Landlord upon demand for any costs and expenses that Landlord may incur in connection with any such breach or Default, as provided in this Section 17(c). Such costs shall include legal fees and costs incurred for the negotiation of a settlement, enforcement of rights or otherwise. Tenant shall also indemnify Landlord against and hold Landlord harmless from all costs, expenses, demands and liability, including without limitation, legal fees and costs Landlord shall incur if Landlord shall become or be made a party to any claim or action instituted by Tenant against any third party, or by any third party against Tenant, or by or against any person holding any interest under or using the Premises by license of or agreement with Tenant.

(d) Except as otherwise provided in this Section 17, no right or remedy herein conferred upon or reserved to Landlord is intended to be exclusive of any other right or remedy, and every right and remedy shall be cumulative and in addition to any other legal or equitable right or remedy given hereunder, or now or hereafter existing. No waiver of any provision of this Lease shall be deemed to have been made unless expressly so made in writing. Landlord shall be entitled, to the extent permitted by law, to seek injunctive relief in case of the violation, or attempted or threatened violation, of any provision of this Lease, or to seek a decree compelling observance or performance of any provision of this Lease, or to seek any other legal or equitable remedy.

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18. Assignment and Subletting.

(a) General Prohibition. Subject to and on the conditions described in this Section 18, Tenant shall not, directly or indirectly, voluntarily or by operation of law, or without Landlord’s prior written consent, assign this Lease or sublease the Premises or any part thereof or mortgage, pledge, or hypothecate its leasehold interest or grant any concession or license within the Premises, and any attempt to do any of the foregoing shall be void and of no effect. If Tenant is a corporation, partnership or limited liability company, the shares or other ownership interests thereof which are not actively traded upon a stock exchange or in the over-the-counter market, a transfer or series of transfers whereby 25% or more of the issued and outstanding shares or other ownership interests of such corporation are, or voting control is, transferred (but excepting transfers upon deaths of individual owners) from a person or persons or entity or entities which were owners thereof at time of execution of this Lease to persons or entities who were not owners of shares or other ownership interests of the corporation, partnership or limited liability company at time of execution of this Lease, shall be deemed an assignment of this Lease requiring the consent of Landlord as provided in this Section 18. Notwithstanding the foregoing, any public offering of shares or other ownership interest in Tenant or any private equity financing by one or more investors who regularly invest in private biotechnology companies, for which Tenant has given Landlord prior written notice, shall not be deemed an assignment. Such prior written notice shall be treated by Landlord as confidential information subject to Section 36(i) below.

(b) Permitted Transfers. If Tenant desires to assign, sublease (in whole or in part), hypothecate or otherwise transfer this Lease or sublet the Premises, other than pursuant to a Permitted Assignment (as defined below), then at least 15 business days, but not more than 45 business days, before the date Tenant desires the assignment or sublease to be effective (the “Assignment Date”), Tenant shall give Landlord a notice (the “Assignment Notice”) containing such information about the proposed assignee or sublessee, including the proposed use of the Premises and any Hazardous Materials proposed to be used, stored handled, treated, generated in or released or disposed of from the Premises, the Assignment Date, any relationship between Tenant and the proposed assignee or sublessee, and all material terms and conditions of the proposed assignment or sublease, including a copy of any proposed assignment or sublease in its final form, and such other information as Landlord may deem reasonably necessary or appropriate to its consideration whether to grant its consent. Landlord may, by giving written notice to Tenant within 15 business days after receipt of the Assignment Notice: (i) grant such consent, (ii) refuse such consent, in its sole and absolute discretion, to any proposed assignment, hypothecation or other transfer other than a subletting, (iii) refuse such consent, in its reasonable discretion, to a proposed subletting (provided that Landlord shall further have the right to review and approve or disapprove the proposed form of sublease prior to the effective date of any such subletting), or (iv) with respect to any proposed assignment, hypothecation or transfer, or with respect to any proposed subletting for the remainder of the Term of more than 50% of the Premises (taken together with any prior sublettings other than Permitted Assignments (as defined below) that were made for the remainder of the Term), terminate this Lease with respect to the space described in the Assignment Notice as of the Assignment Date (an “Assignment Termination”). If Landlord delivers notice of its election to exercise an Assignment Termination, Tenant shall have the right to withdraw such Assignment Notice by written notice to Landlord of such election within 5 business days after Landlord’s notice electing to exercise the Assignment Termination. If Tenant withdraws such Assignment Notice, this Lease shall continue in full force and effect. If Tenant does not withdraw such Assignment Notice, this Lease, and the term and estate herein granted, shall terminate as of the Assignment Date with respect to the space described in such Assignment Notice. No failure of Landlord to exercise any such option to terminate this Lease, or to deliver a timely notice in response to the Assignment Notice, shall be deemed to be Landlord’s consent to the proposed assignment, sublease or other transfer. Tenant shall pay to Landlord a fee equal to One Thousand Five Hundred Dollars ($1,500) in connection with its consideration of any Assignment Notice and/or its preparation or review of any consent documents.

In considering whether or not to consent to any proposed sublease under clause (iii) of Section 18(b) above, Landlord shall be deemed to have acted reasonably if consent is refused for any of the following reasons: (A) the business or financial reputation of the proposed sublessee, or the business or financial reputation of any of the respective principals or officers thereof, is objectionable in Landlord’s judgment, (B) the proposed sublessee is engaged in areas of scientific research or other business concerns that are reasonably likely in Landlord’s judgment to attract negative publicity about, or protest at, the Building, or its proposed use of the Premises will violate any applicable Legal Requirement, (C) the proposed sublessee is at that time an occupant of the Project (and Landlord has comparable available

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space in the Project) or negotiating with Landlord or an affiliate thereof for the lease of other space in the Project, (D) the proposed sublessee does not have a creditworthiness, as of the date of transfer, sufficient to support the financial obligations it would incur under the proposed sublease in Landlord’s judgment, (E) the proposed sublessee is a governmental agency, (F) in Landlord’s judgment the use of the Premises by the proposed sublessee would entail any alterations that would lessen the value of the leasehold improvements in the Premises (unless the proposed sublessee or Tenant agrees in writing to restore the Premises to their original condition on or before the expiration or earlier termination of the Lease and provides such security for such obligations as Landlord determines is reasonably sufficient), or would require increased services by Landlord, (G) Landlord has received from any other landlord to the proposed sublessee a negative report concerning such other landlord’s experience with the proposed sublessee, (H) Landlord has experienced previous defaults by or is in litigation with the proposed sublessee, (I) the proposed sublease will create a vacancy elsewhere in the Project or at any other property owned in whole or in part by Landlord or any of its affiliates and located in Massachusetts, or (J) the sublease is prohibited by Landlord’s lender, if any.

Notwithstanding the foregoing, (i) Landlord’s consent to an assignment of this Lease or a subletting of any portion of the Premises to any entity controlling, controlled by or under common control with Tenant shall not be required, provided that Landlord shall have the right to reasonably approve the form of any such sublease or assignment; and (ii) Tenant shall have the right to assign this Lease, upon 10 days prior written notice to Landlord but without obtaining Landlord’s prior written consent, to a corporation or other entity which is a successor-in-interest to Tenant, by way of merger, consolidation or corporate reorganization, or by the purchase of all or substantially all of the assets or the ownership interests of Tenant provided that (i) such merger or consolidation, or such acquisition or assumption, as the case may be, is for a good business purpose and not principally for the purpose of transferring the Lease, and (ii) the net worth (as determined in accordance with generally accepted accounting principles (“GAAP”)) of the assignee is not less than the net worth (as determined in accordance with GAAP) of Tenant as of the date of Tenant’s most current quarterly or annual financial statements, and (iii) such assignee shall agree in writing to assume all of the terms, covenants and conditions of this Lease arising after the effective date of the assignment. The subletting and assignment described in clauses (i) and (ii) of this paragraph are referred to as a “Permitted Assignment.”

(c) Additional Conditions. As a condition to any such assignment or subletting, whether or not Landlord’s consent is required, Landlord may require:

(i) that any assignee or subtenant agree, in writing at the time of such assignment or subletting, that if Landlord gives such party notice that Tenant is in default under this Lease, such party shall thereafter make all payments otherwise due Tenant directly to Landlord, which payments will be received by Landlord without any liability except to credit such payment against those due under the Lease, and any such third party shall agree to attorn to Landlord or its successors and assigns should this Lease be terminated for any reason; provided, however, in no event shall Landlord or its successors or assigns be obligated to accept such attornment; and

(ii) a list of Hazardous Materials, certified by the proposed assignee or sublessee to be true and correct, which the proposed assignee or sublessee intends to use, store, handle, treat, generate in or release or dispose of from the Premises, together with copies of all documents relating to such use, storage, handling, treatment, generation, release or disposal of Hazardous Materials by the proposed assignee or subtenant in the Premises or on the Project, prior to the proposed assignment or subletting, including, without limitation: permits; approvals; reports and correspondence; storage and management plans; plans relating to the installation of any storage tanks to be installed in or under the Project (provided, said installation of tanks shall only be permitted after Landlord has given its written consent to do so, which consent may be withheld in Landlord’s sole and absolute discretion); and all closure plans or any other documents required by any and all federal, state and local Governmental Authorities for any storage tanks installed in, on or under the Project for the closure of any such tanks.

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Neither Tenant nor any such proposed assignee or subtenant is required, however, to provide Landlord with any portion(s) of the such documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(d) No Release of Tenant, Sharing of Excess Rents. Notwithstanding any assignment or subletting, Tenant and any guarantor or surety of Tenant’s obligations under this Lease shall at all times remain fully and primarily responsible and liable for the payment of Rent and for compliance with all of Tenant’s other obligations under this Lease. If the Rent due and payable by a sublessee or assignee (or a combination of the rental payable under such sublease or assignment plus any bonus or other consideration therefor or incident thereto in any form) exceeds the sum of the rental payable under this Lease, which shall be prorated for a sublease of less than all of the Premises (excluding however, any Rent payable under this Section) and actual and reasonable brokerage fees, free rent included as an inducement, legal costs and any design or construction fees directly related to and required pursuant to the terms of any such sublease or any reasonable services fees payable by subtenant to Tenant for the costs to Tenant to provide typical office services such as coffee machines, telephones and fax machines) (“Excess Rent”), then Tenant shall be bound and obligated to pay Landlord as Additional Rent hereunder 50% of such Excess Rent within 10 days following receipt thereof by Tenant. If Tenant shall sublet the Premises or any part thereof, Tenant hereby immediately and irrevocably assigns to Landlord, as security for Tenant’s obligations under this Lease, all rent from any such subletting, and Landlord as assignee and as attorney-in-fact for Tenant, or a receiver for Tenant appointed on Landlord’s application, may collect such rent and apply it toward Tenant’s obligations under this Lease; except that, until the occurrence of a Default, Tenant shall have the right to collect such rent.

(e) No Waiver. The consent by Landlord to an assignment or subletting shall not relieve Tenant or any assignees of this Lease or any sublessees of the Premises from obtaining the consent of Landlord to any further assignment or subletting nor shall it release Tenant or any assignee or sublessee of Tenant from full and primary liability under the Lease. The acceptance of Rent hereunder, or the acceptance of performance of any other term, covenant, or condition thereof, from any other person or entity shall not be deemed to be a waiver of any of the provisions of this Lease or a consent to any subletting, assignment or other transfer of the Premises.

(f) Prior Conduct of Proposed Transferee. Notwithstanding any other provision of this Section 18, if (i) the proposed assignee or sublessee of Tenant has been required by any prior landlord, lender or Governmental Authority to take any material remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question, (ii) the proposed assignee or sublessee is subject to an enforcement order issued by any Governmental Authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials (including, without limitation, any order related to the failure to make a required reporting to any Governmental Authority), or (iii) because of the existence of a pre-existing environmental condition in the vicinity of or underlying the Project, the risk that Landlord would be targeted as a responsible party in connection with the remediation of such pre-existing environmental condition would be materially increased or exacerbated by the proposed use of Hazardous Materials by such proposed assignee or sublessee, Landlord shall have the absolute right to refuse to consent to any assignment or subletting to any such party.

19. Estoppel Certificate. Tenant shall, within 10 business days of written notice from Landlord, execute, acknowledge and deliver an estoppel certificate on any form reasonably requested by a proposed lender or purchaser.

20. Quiet Enjoyment. So long as Tenant shall perform all of the covenants and agreements herein required to be performed by Tenant prior to the expiration of any applicable cure periods, Tenant shall, subject to the terms of this Lease, at all times during the Term, have peaceful and quiet enjoyment of the Premises against any person claiming by, through or under Landlord.

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21. Prorations. All prorations required or permitted to be made hereunder shall be made on the basis of a 360-day year and 30-day months.

22. Rules and Regulations. Tenant shall, at all times during the Term and any extension thereof, comply with all reasonable rules and regulations at any time or from time to time established by Landlord covering use of the Premises and the Project. The current rules and regulations are attached hereto as Exhibit H. If there is any conflict between said rules and regulations and other provisions of this Lease, the terms and provisions of this Lease shall control. Landlord shall not have any liability or obligation for the breach of any rules or regulations by other tenants in the Project and shall not enforce such rules and regulations in a discriminatory manner.

23. Subordination. This Lease and Tenant’s interest and rights hereunder are and shall be subject and subordinate at all times to the lien of any Mortgage now existing or hereafter created on or against the Project or the Premises, and all amendments, restatements, renewals, modifications, consolidations, refinancing, assignments and extensions thereof, without the necessity of any further instrument or act on the part of Tenant. Tenant agrees, at the election of the Holder of any such Mortgage, to attorn to any such Holder. Tenant agrees within 10 business days after demand to execute, acknowledge and deliver such commercially reasonable standard form instruments confirming such subordination and/or attornment as shall be requested by any such Holder, which instrument shall provide that such Holder will recognize and not disturb Tenant’s right of possession pursuant to this Lease provided that Tenant is not in Default under this Lease, and if such instrument is required to be signed prior to the Commencement Date, such instrument shall make provision for completion of Landlord’s Work (as defined in the Work Letter) in the event of a foreclosure or the delivery of a deed in lieu of foreclosure to such Holder prior to the Commencement Date. Upon request of Tenant, Landlord shall use commercially reasonable efforts to obtain from any future Holder of a Mortgage on the Project, if any, an agreement that such Holder will recognize and not disturb Tenant’s right of possession pursuant to this Lease provided that Tenant is not in Default under this Lease, which agreement may also contain provisions for subordination, attornment and other terms and conditions of Holder. The term “Mortgage” whenever used in this Lease shall be deemed to include deeds of trust, security assignments, ground leases or other superior leases and any other encumbrances, and any reference to the “Holder” of a Mortgage shall be deemed to include the beneficiary under a deed of trust. Landlord represents that the Project is currently not encumbered by a Mortgage as of the date of this Lease.

24. Surrender. Upon the expiration of the Term or earlier termination of Tenant’s right of possession, Tenant shall surrender the Premises to Landlord in the same condition as received, subject to any Alterations or Installations permitted by Landlord or required to remain in the Premises in accordance with Section 10, free of Hazardous Materials brought upon, kept, used, stored, handled, treated, generated in, or released or disposed of from, the Premises and for which Tenant is responsible pursuant to Section 26 below (collectively, “Tenant HazMat Operations”) and released of all Hazardous Materials Clearances, broom clean, ordinary wear and tear and casualty loss and condemnation covered by Section 15 excepted. At least 2 months prior to the surrender of the Premises, Tenant shall deliver to Landlord a narrative description of the actions proposed (or required by any Governmental Authority) to be taken by Tenant in order to surrender the Premises at the expiration or earlier termination of the Term, free from any residual impact from the Tenant HazMat Operations and otherwise released for unrestricted use and occupancy (the “Surrender Plan”). Such Surrender Plan shall be accompanied by a listing of (i) all Hazardous Materials licenses and permits held by or on behalf of any Tenant Party with respect to the Premises, and (ii) all Hazardous Materials used, stored, handled, treated, generated, released or disposed of from the Premises, and shall be subject to the review and approval of Landlord’s environmental consultant. In connection with the review and approval of the Surrender Plan, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such additional non-proprietary information concerning Tenant HazMat Operations as Landlord shall request. On or before such surrender, Tenant shall deliver to Landlord evidence that the approved Surrender Plan shall have been satisfactorily completed and Landlord shall have the right, subject to reimbursement at Tenant’s expense as set forth below, to cause Landlord’s environmental consultant to inspect the Premises and perform such additional procedures as may be deemed reasonably necessary to confirm that the Premises are, as of the effective date of such surrender or early termination of the Lease, free from any residual impact

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from Tenant HazMat Operations. Tenant shall reimburse Landlord, as Additional Rent, for the actual out-of pocket expense incurred by Landlord for Landlord’s environmental consultant to review and approve the Surrender Plan and to visit the Premises and verify satisfactory completion of the same, which cost shall not exceed $1,500. Landlord shall have the unrestricted right to deliver such Surrender Plan and any report by Landlord’s environmental consultant with respect to the surrender of the Premises to third parties.

If Tenant shall fail to prepare or submit a Surrender Plan approved by Landlord, or if Tenant shall fail to complete the approved Surrender Plan, or if such Surrender Plan, whether or not approved by Landlord, shall fail to adequately address any residual effect of Tenant HazMat Operations in, on or about the Premises, Landlord shall have the right to take such actions as Landlord may deem reasonable or appropriate to assure that the Premises and the Project are surrendered free from any residual impact from Tenant HazMat Operations, the cost of which actions shall be reimbursed by Tenant as Additional Rent, without regard to the limitation set forth in the first paragraph of this Section 24.

Tenant shall immediately return to Landlord all keys and/or access cards to parking, the Project, restrooms or all or any portion of the Premises furnished to or otherwise procured by Tenant. If any such access card or key is lost, Tenant shall pay to Landlord, at Landlord’s election, either the cost of replacing such lost access card or key or the cost of reprogramming the access security system in which such access card was used or changing the lock or locks opened by such lost key. Any Tenant’s Property, Alterations and property not so removed by Tenant as permitted or required herein shall be deemed abandoned and may be stored, removed, and disposed of by Landlord at Tenant’s expense for such property required to be removed by Tenant pursuant to this Lease and at Landlord’s expense for such property not required to be removed by Tenant pursuant to this Lease, and Tenant waives all claims against Landlord for any damages resulting from Landlord’s retention and/or disposition of such property. All obligations of Tenant hereunder not fully performed as of the termination of the Term, including the obligations of Tenant under Section 26 hereof, shall survive the expiration or earlier termination of the Term, including, without limitation, indemnity obligations, payment obligations with respect to Rent and obligations concerning the condition and repair of the Premises.

25. Waiver of Jury Trial. TENANT AND LANDLORD WAIVE ANY RIGHT TO TRIAL BY JURY OR TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, BETWEEN LANDLORD AND TENANT ARISING OUT OF THIS LEASE OR ANY OTHER INSTRUMENT, DOCUMENT, OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS RELATED HERETO.

26. Environmental Requirements.

(a) Prohibition/Compliance/Indemnity. Tenant shall not cause or permit any Hazardous Materials (as hereinafter defined) to be brought upon, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises, Shared Science Facility or any other part of the Project in violation of applicable Environmental Requirements (as hereinafter defined) by Tenant or any Tenant Party. If Tenant breaches the obligation stated in the preceding sentence, or if the presence of Hazardous Materials in the Premises during the Term or any holding over results in contamination of the Premises, the Project or any adjacent property or if contamination of the Premises, the Project or any adjacent property by Hazardous Materials brought into, kept, used, stored, handled, treated, generated in or about, or released or disposed of from, the Premises or Shared Science Facility by anyone other than Landlord or any Landlord Party otherwise occurs during the Term or any holding over, Tenant hereby indemnifies and shall defend and hold Landlord and each of the Landlord Parties harmless from any and all actions (including, without limitation, remedial or enforcement actions of any kind, administrative or judicial proceedings, and orders or judgments arising out of or resulting therefrom), costs, claims, damages (including, without limitation, punitive damages and damages based upon diminution in value of the Premises or the Project, or the loss of, or restriction on, use of the Premises or any portion of the Project), expenses (including, without limitation, reasonable attorneys’, consultants’ and experts’ fees, court costs and amounts paid in settlement of any claims or actions), fines, forfeitures or other civil, administrative or criminal penalties, injunctive or other relief (whether or not based upon personal injury,

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property damage, or contamination of, or adverse effects upon, the environment, water tables or natural resources), liabilities or losses (collectively, “Environmental Claims”) which arise during or after the Term as a result of such breach by Tenant of its obligations stated in the preceding sentence or as a result of such contamination. This indemnification of Landlord by Tenant includes, without limitation, costs incurred in connection with any investigation of site conditions or any cleanup, treatment, remedial, removal, or restoration work required by any federal, state or local Governmental Authority because of Hazardous Materials present in the air, soil or ground water above, on, or under the Premises and for which Tenant is responsible pursuant to this Section 26. Without limiting the foregoing, if the presence of any Hazardous Materials on the Premises, the Shared Science Facility, the Project or any adjacent property caused or permitted by Tenant or any Tenant Party results in any contamination of the Premises, the Shared Science Facility, the Project or any adjacent property, Tenant shall promptly take all actions at its sole expense and in accordance with applicable Environmental Requirements as are necessary to return the Premises, the Shared Science Facility, the Project or any adjacent property to the condition existing prior to the time of such contamination, provided that Landlord’s approval of such action shall first be obtained, which approval shall not unreasonably be withheld so long as such actions would not potentially have any material adverse long-term or short-term effect on the Premises, the Shared Science Facility or the Project. Notwithstanding anything to the contrary contained in this Section 26(a), Tenant shall not be responsible for the clean up or remediation of, and the indemnification and hold harmless obligation set forth in this paragraph shall not apply to, (i) contamination in the Premises that Tenant can demonstrate to Landlord’s reasonable satisfaction was present in the Premises prior to the date of this Lease, or (ii) contamination in the Shared Science Facility, Shared Conference Facility or on the Project that was not caused by an act or omission of Tenant; except in any case to the extent Tenant and/or any of the Tenant Parties have exacerbated or contributed to such contamination, and provided that it is understood that Tenant shall have the burden of proof with respect to whether such contamination was present in the Premises prior to the date of this Lease.

(b) Business. As a material inducement to Landlord to allow Tenant to use Hazardous Materials in connection with its business, Tenant agrees to deliver to Landlord prior to the Commencement Date a list identifying each type of Hazardous Materials to be brought upon, kept, used, stored, handled, treated, generated on, or released or disposed of from, the Premises and setting forth any and all governmental approvals or permits required in connection with the presence, use, storage, handling, treatment, generation, release or disposal of such Hazardous Materials on or from the Premises (“Hazardous Materials List”). Tenant shall deliver to Landlord true and correct copies of the following documents (the “Haz Mat Documents”) relating to the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials prior to the Commencement Date (or if unavailable at that time, concurrent with the receipt from or submission to a Governmental Authority): permits; approvals; reports and correspondence; storage and management plans; and notices of violations of any Legal Requirements. Tenant hereby represents and warrants to Landlord that (i) neither Tenant nor any principal thereof has been required by any prior landlord or governmental authority to take remedial action in connection with Hazardous Materials contaminating a property, where the contamination resulted from such party’s action or use of the property in question; and (ii) neither Tenant nor any principal thereof is subject to an enforcement order issued by any governmental authority in connection with the use, storage, handling, treatment, generation, release or disposal of Hazardous Materials. If Landlord determines that this representation and warranty was not true as of the date of this lease, Landlord shall have the right to terminate this Lease in Landlord’s sole and absolute discretion. Tenant shall be permitted, however, to redact any portions(s) of the Haz Mat Documents containing information of a proprietary nature which, in and of themselves, do not contain a reference to any Hazardous Materials or hazardous activities.

(c) Landlord’s Tests. Landlord shall have access to, and a right to perform inspections and tests of, the Premises and the Shared Science Facility to determine Tenant’s compliance with Environmental Requirements, its obligations under this Section 26, or the environmental condition of the Premises, the Shared Science Facility or the Project. In connection with such testing, upon the request of Landlord, Tenant shall deliver to Landlord or its consultant such non-proprietary information concerning the use of Hazardous Materials in or about the Premises and Shared Science Facility by Tenant or any Tenant Party. Access to the Premises shall be granted to Landlord upon Landlord’s reasonable prior

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notice to Tenant and at such times so as to minimize, so far as may be reasonable under the circumstances, any disturbance to Tenant’s operations. Such inspections and tests shall be conducted at Landlord’s expense, unless such inspections or tests reveal that Tenant has not complied with any Environmental Requirement, in which case Tenant shall reimburse Landlord for the reasonable cost of such inspection and tests. Tenant shall, at its sole cost and expense, promptly and satisfactorily remediate any environmental conditions for which Tenant is responsible pursuant to this Section 26 and that are identified by such testing in accordance with all Environmental Requirements. Landlord’s receipt of or satisfaction with any environmental assessment in no way waives any rights that Landlord may have against Tenant.

(d) Tenant’s Obligations. Tenant’s obligations under this Section 26 shall survive the expiration or earlier termination of the Lease. During any period of time after the expiration or earlier termination of this Lease required by Tenant or Landlord to complete the removal from the Premises of any Hazardous Materials for which Tenant is responsible under this Lease (including, without limitation, the release and termination of any licenses or permits restricting the use of the Premises and the completion of the approved Surrender Plan), Tenant shall continue to pay the full Rent in accordance with this Lease for any portion of the Premises during any period of time that such portion of the Premises cannot reasonably be expected to be occupied by a third party, which Rent shall be prorated daily.

(e) Definitions. As used herein, the term “Environmental Requirements” means all applicable present and future statutes, regulations, ordinances, rules, codes, judgments, orders or other similar enactments of any Governmental Authority regulating or relating to health, safety, or environmental conditions on, under, or about the Premises or the Project, or the environment, including without limitation, the following: the Comprehensive Environmental Response, Compensation and Liability Act; the Resource Conservation and Recovery Act; and all state and local counterparts thereto, and any regulations or policies promulgated or issued thereunder. As used herein, the term “Hazardous Materials” means and includes any substance, material, waste, pollutant, or contaminant listed or defined as hazardous or toxic, or regulated by reason of its impact or potential impact on humans, animals and/or the environment under any Environmental Requirements, asbestos and petroleum, including crude oil or any fraction thereof, natural gas liquids, liquefied natural gas, or synthetic gas usable for fuel (or mixtures of natural gas and such synthetic gas). As defined in Environmental Requirements, Tenant is and shall be deemed to be the “operator” of Tenant’s “facility” and the “owner” of all Hazardous Materials brought on the Premises by Tenant or any Tenant Party, and the wastes, by-products, or residues generated, resulting, or produced therefrom.

(f) Asbestos.

(i) Notification of Asbestos. Landlord hereby notifies Tenant of the presence of asbestos-containing materials (“ACMs”) and/or presumed asbestos-containing materials (“PACMs”) within or about the Premises in the locations identified in Exhibit J attached hereto.

(ii) Tenant Acknowledgement. Tenant hereby acknowledges receipt of the notification in paragraph (i) of this Section 26 and understand that the purpose of such notification is to make Tenant, and any agents, employees, and contractors of Tenant, aware of the presence of ACMs and/or PACMs within or about the Building in order to avoid or minimize any damage to or disturbance of such ACMs and/or PACMs.

/s/ GB	Tenant’s Initials

(iii) Acknowledgement from Contractors/Employees. Tenant shall give Landlord at least 14 days’ prior written notice before conducting, authorizing or permitting any of the activities listed below within or about the Premises, and before soliciting bids from any person to perform such services. Such notice shall identify or describe the proposed scope, location, date and time of such activities and the name, address and telephone number of each person who may be conducting such activities.

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Thereafter, Tenant shall grant Landlord reasonable access to the Premises to determine whether any ACMs or PACMs will be disturbed in connection with such activities. Tenant shall not solicit bids from any person for the performance of such activities without Landlord’s prior written approval (such approval not to be unreasonably withheld). Upon Landlord’s request, Tenant shall deliver to Landlord a copy of a signed acknowledgement from any contractor, agent, or employee of Tenant acknowledging receipt of information describing the presence of ACMs and/or PACMs within or about the Premises in the locations identified in Exhibit J prior to the commencement of such activities. Nothing in this Section 26 shall be deemed to expand Tenant’s rights under the Lease or otherwise to conduct, authorize or permit any such activities.

(I) Removal of any thermal system insulation (“TSI”) and surfacing ACMs and PACMs (i.e., sprayed-on or troweled-on material, e.g., textured ceiling paint or fireproofing material);

(II) Removal of any ACMs or PACMs that are not TSI or surfacing ACMs or PACMs; or

(III) Repair and maintenance of operations that are likely to disturb any ACMs or PACMs.

27. Tenant’s Remedies/Limitation of Liability. Landlord shall not be in default hereunder unless Landlord fails to perform any of its obligations hereunder within 30 days after written notice from Tenant specifying such failure (unless such performance will, due to the nature of the obligation, require a period of time in excess of 30 days, then after such period of time as is reasonably necessary), provided, however, that if the nature of Landlord’s obligation arises from an emergency condition and Tenant provides notice to Landlord (which may be telephonic if followed by written notice on the same day describing the emergency condition in reasonable detail, including without limitation the emergency nature of the condition and specifying in all capital letters and boldface type that the condition is an emergency and response is required by Landlord pursuant to the Lease), then Landlord shall respond within a reasonable period after receipt of such notice of the emergency condition. Upon any default by Landlord, Tenant shall give notice by registered or certified mail to any Holder of a Mortgage covering the Premises and to any landlord of any lease of property in or on which the Premises are located and Tenant shall offer such Holder and/or landlord a reasonable opportunity to cure the default, including time to obtain possession of the Project by power of sale or a judicial action if such should prove necessary to effect a cure; provided Landlord shall have furnished to Tenant in writing the names and addresses of all such persons who are to receive such notices. All obligations of Landlord hereunder shall be construed as covenants, not conditions; and, except as may be otherwise expressly provided in this Lease, Tenant may not terminate this Lease for breach of Landlord’s obligations hereunder.

28. Inspection and Access. Subject to the next sentence, Landlord and its agents, representatives, and contractors may enter the Premises at any reasonable time to inspect the Premises and to make such repairs as may be required or permitted pursuant to this Lease, to perform such environmental tests as may be reasonably required to confirm Tenant’s compliance with the terms hereof and for any other business purpose. Landlord and Landlord’s representatives may enter the Premises during business hours on not less than 48 hours advance written notice (except in the case of emergencies in which case no such notice shall be required and such entry may be at any time) for the purpose of effecting any such repairs, inspecting the Premises, showing the Premises to prospective purchasers and, during the last year of the Term, to prospective tenants or for any other business purpose.

29. Security. Tenant acknowledges and agrees that security devices and services, if any, while intended to deter crime may not in given instances prevent theft or other criminal acts and that Landlord is not providing any security services with respect to the Premises, Shared Science Facility, Shared Conference Facility or Common Areas. Tenant agrees that Landlord shall not be liable to Tenant for, and Tenant waives any claim against Landlord with respect to, any loss by theft or any other damage

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suffered or incurred by Tenant in connection with any unauthorized entry into the Premises, Shared Science Facility, Shared Conference Facility or Common Areas or any other breach of security with respect to the Premises, Shared Science Facility, Shared Conference Facility, Common Areas or other portion of the Project. Tenant shall be solely responsible for the personal safety of Tenant’s officers, employees, agents, contractors, guests and invitees while any such person is in, on or about the Premises and/or the Project. Tenant shall at Tenant’s cost obtain insurance coverage to the extent Tenant desires protection against such criminal acts.

30. No Broker; Entire Agreement; Amendment. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with this transaction and that no Broker brought about this transaction, other than Cushman & Wakefield of Massachusetts and Richards Barry Joyce & Partners, whose commission shall be paid by Landlord pursuant to a separate agreement. Landlord and Tenant each hereby agree to indemnify and hold the other harmless from and against any claims by any Broker, other than the broker, if any named in this Section 30, claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. This Lease constitutes the entire agreement between Landlord and Tenant pertaining to the lease of the Premises and supersedes all other agreements, whether oral or written, pertaining to the lease of the Premises, and no other agreements with respect thereto shall be effective. Any amendments or modifications of this Lease shall be in writing and signed by both Landlord and Tenant, and any other attempted amendment or modification of this Lease shall be void.

31. Limitation on Landlord’s Liability. NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT TO THE CONTRARY: (A) LANDLORD SHALL NOT BE LIABLE TO TENANT OR ANY OTHER PERSON FOR (AND TENANT AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO: TENANT’S PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION KEPT AT THE PREMISES AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; (B) THERE SHALL BE NO PERSONAL RECOURSE TO LANDLORD FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES OR ARISING IN ANY WAY UNDER THIS LEASE OR ANY OTHER AGREEMENT BETWEEN LANDLORD AND TENANT WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LANDLORD HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LANDLORD’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LANDLORD’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (C) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LANDLORD OR ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS IN CONNECTION WITH THIS LEASE NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS. UNDER NO CIRCUMSTANCES SHALL LANDLORD OR ANY OF LANDLORD’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS BE LIABLE FOR INJURY TO TENANT’S BUSINESS OR FOR ANY LOSS OF INCOME OR PROFIT THEREFROM.

32. Severability. If any clause or provision of this Lease is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Lease shall not be affected thereby.

33. Signs; Exterior Appearance. Tenant shall not: (i) attach anything at any time to any outside wall of the Project, (ii) use any window coverings or sunscreen other than Landlord’s standard window coverings, (iii) place any articles on the window sills, (iv) place any items on any exterior balcony, or (v) paint, affix or exhibit any signs or any kind in the Premises which can be viewed from the exterior of the Premises. Interior signs on doors and the directory tablet, in each case in Building standard form, shall be provided by Landlord at Landlord’s sole cost and expense.

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34. Intentionally omitted.

35. Right to Extend Term. Tenant shall have the right to extend the Term of the Lease upon the following terms and conditions:

(a) Extension Right. Tenant shall have one right (the “Extension Right”) to extend the term of this Lease for 3 years (the “Extension Term”) on the same terms and conditions as this Lease (other than Base Rent) by giving Landlord written notice of its election to exercise the Extension Right at least 9 months prior, and no earlier than 12 months prior, to the expiration of the original Term of the Lease. Promptly after receipt of Tenant’s exercise notice, Landlord shall provide Tenant with Landlord’s determination of the Market Rate for the Extension Term.

Upon the commencement of the Extension Term, Base Rent shall be payable at the Market Rate (as defined below). Base Rent shall thereafter be adjusted on each annual anniversary of the commencement of such Extension Term by the Rent Adjustment Percentage as provided in Section 3 above. As used herein, “Market Rate” shall mean the then market rental rate for combined laboratory and office space in East Cambridge of comparable age, quality, level of finish and proximity to amenities and public transit, as adjusted on account of material incentives for initial occupancy such as free rent, brokerage commissions and tenant improvement costs. In addition, Landlord may impose a market rent for the parking rights provided hereunder. The Market Rate shall initially be determined by Landlord and submitted to Tenant for its consideration. If, on or before the date which is 210 days prior to the expiration of the original Term of this Lease, Tenant has not agreed with Landlord’s determination of the Market Rate after negotiating in good faith, Tenant may by written notice to Landlord not later than 180 days prior to the expiration of the original Term of this Lease, elect arbitration as described in Section 35(b) below. If Tenant has not agreed with Landlord’s determination of the Market Rate and does not elect such arbitration prior to the date that is 180 days prior to the expiration of the original Term, Tenant shall be deemed to have waived any right to extend.

(b) Arbitration. Within 10 days of Tenant’s notice to Landlord of its election to arbitrate Market Rate, each party shall deliver to the other a proposal containing the Market Rate that the submitting party believes to be correct (“Extension Proposal”). If either party fails to timely submit an Extension Proposal, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. If both parties submit Extension Proposals, then Landlord and Tenant shall meet within 7 days after delivery of the last Extension Proposal and make a good faith attempt to mutually appoint a single Arbitrator (and defined below) to determine the Market Rate. If Landlord and Tenant are unable to agree upon a single Arbitrator, then each shall, by written notice delivered to the other within 10 days after the meeting, select an Arbitrator. If either party fails to timely give notice of its selection for an Arbitrator, the other party’s submitted proposal shall determine the Base Rent for the Extension Term. The 2 Arbitrators so appointed shall, within 5 business days after their appointment, appoint a third Arbitrator. If the 2 Arbitrators so selected cannot agree on the selection of the third Arbitrator within the time above specified, then either party, on behalf of both parties, may request such appointment of such third Arbitrator by application to any state court of general jurisdiction in the jurisdiction in which the Premises are located, upon 10 days prior written notice to the other party of such intent.

The decision of the Arbitrator(s) shall be made within 30 days after the appointment of a single Arbitrator or the third Arbitrator, as applicable. The decision of the single Arbitrator shall be final and binding upon the parties. The average of the two closest Arbitrators in a three Arbitrator panel shall be final and binding upon the parties. Each party shall pay the fees and expenses of the Arbitrator appointed by or on behalf of such party and the fees and expenses of the third Arbitrator shall be borne equally by both parties. If the Market Rate is not determined by the first day of the Extension Term, then Tenant shall pay Landlord Base Rent in an amount equal to the Base Rent in effect immediately prior to the Extension Term and increased by the Rent Adjustment Percentage until such determination is made. After the determination of the Market Rate, the parties shall make any necessary adjustments to such payments made by Tenant. Landlord and Tenant shall then execute an amendment recognizing the Market Rate and escalations for the Extension Term.

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An “Arbitrator” shall be any person appointed by or on behalf of either party or appointed pursuant to the provisions hereof and: (i) shall be (A) a member of the American Institute of Real Estate Appraisers with not less than 10 years of experience in the appraisal of improved office and high tech or life sciences space in the greater Boston metropolitan area, or (B) a licensed commercial real estate broker with not less than 15 years experience representing landlords and/or tenants in the leasing of improved office and high tech or life sciences space in the greater Boston metropolitan area, (ii) devoting substantially all of their time to professional appraisal or brokerage work, as applicable, at the time of appointment and (iii) be in all respects impartial and disinterested.

(c) Rights Personal. The Extension Right is personal to Tenant (and successors pursuant to a Permitted Assignment) and not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

(d) Exceptions. Notwithstanding anything set forth above to the contrary, the Extension Right shall not be in effect and Tenant may not exercise the Extension Right:

(i) during any period of time that Tenant is in Default under any provision of this Lease; or

(ii) if Tenant has been in Default under any provision of this Lease 3 or more times beyond the applicable cure period during the 12 month period immediately prior to the date that Tenant intends to exercise the Extension Right.

(iii) if Tenant (including any successor pursuant to one or more Permitted Assignment(s)) is not in occupancy of at least 50% of the entire Premises demised hereunder both at the time of the exercise of the Extension Right and at the time of the commencement date of the Extension Term.

(e) No Extensions. The period of time within which the Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Extension Right.

(f) Termination. The Extension Right shall terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Extension Right, if, after such exercise, but prior to the commencement date of the Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease within the applicable cure period; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Extension Right to the date of the commencement of the Extension Term, whether or not such Defaults are cured.

36. Miscellaneous.

(a) Notices. Except as otherwise provided herein, all notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon delivery if delivered by reputable overnight guaranty courier or certified mail return receipt requested, addressed and sent to the parties at their addresses set forth above. Landlord and Tenant may from time to time by written notice to the other designate another address for receipt of future notices.

(b) Recordation. Neither this Lease nor a memorandum of lease shall be filed by or on behalf of Tenant in any public record. Landlord may prepare and file, at its own cost and expense, and upon request by Landlord Tenant will execute, a memorandum of lease.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

215 First St-Tenant Suite Lease	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 31

(c) Interpretation. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Lease or any exhibits or amendments hereto. The captions inserted in this Lease are for convenience only and in no way define, limit or otherwise describe the scope or intent of this Lease, or any provision hereof, or in any way affect the interpretation of this Lease.

(d) Not Binding Until Executed. The submission by Landlord to Tenant of this Lease shall have no binding force or effect, shall not constitute an option for the leasing of the Premises, nor confer any right or impose any obligations upon either party until execution of this Lease by both parties.

(e) Limitations on Interest. It is expressly the intent of Landlord and Tenant at all times to comply with applicable law governing the maximum rate or amount of any interest payable on or in connection with this Lease. If applicable law is ever judicially interpreted so as to render usurious any interest called for under this Lease, or contracted for, charged, taken, reserved, or received with respect to this Lease, then it is Landlord’s and Tenant’s express intent that all excess amounts theretofore collected by Landlord be credited on the applicable obligation (or, if the obligation has been or would thereby be paid in full, refunded to Tenant), and the provisions of this Lease immediately shall be deemed reformed and the amounts thereafter collectible hereunder reduced, without the necessity of the execution of any new document, so as to comply with the applicable law, but so as to permit the recovery of the fullest amount otherwise called for hereunder.

(f) Choice of Law. Construction and interpretation of this Lease shall be governed by the internal laws of the state in which the Premises are located, excluding any principles of conflicts of laws.

(g) Time. Time is of the essence as to the performance of Tenant’s obligations under this Lease.

(h) Force Majeure. Landlord shall not responsible or liable for delays in the performance of its obligations hereunder when caused by, related to, or arising out of acts of God, strikes, lockouts, or other labor disputes, embargoes, quarantines, national, regional, or local disasters, calamities, or catastrophes, inability to obtain labor or materials (or reasonable substitutes therefor) at reasonable costs due to a disruption in supply or lack of availability, or failure of, or inability to obtain, utilities necessary for performance, governmental restrictions, orders, limitations, regulations, or controls, national emergencies, delay in issuance or revocation of permits to the extent such delay or revocation is beyond Landlord reasonable control, enemy or hostile governmental action, terrorism, insurrection, riots, civil disturbance or commotion, fire or other casualty, and other causes or events beyond the reasonable control of Landlord (individually or collectively, “Force Majeure”), it being understood that Force Majeure shall not include financial difficulties of Landlord, if any.

(i) Financial Information. Tenant shall furnish Landlord with true and complete copies of (i) Tenant’s most recent audited annual financial statements within 150 days of the end of each of Tenant’s fiscal years during the Term, (ii) Tenant’s most recent unaudited quarterly financial statements within 60 days of the end of each of Tenant’s first three fiscal quarters of each of Tenant’s fiscal years during the Term, (iii) corporate brochures and/or profiles prepared by Tenant for prospective investors, and (iv) any other financial information or summaries that Tenant typically provides to its lenders or shareholders.

Landlord agrees to hold the financial statements and other financial information provided under this paragraph in confidence using at least the same degree of care that Landlord uses to protect its own confidential information of a similar nature; provided, however, that Landlord may disclose such information to Landlord’s auditors, attorneys, consultants, lenders, affiliates, prospective purchasers and investors and other third parties as reasonably required in the ordinary course of Landlord’s operations, provided that Landlord shall require such parties to treat the information as confidential. The obligations of confidentiality hereunder shall not apply to information that was in the public domain at the time it was disclosed to Landlord, entered the public domain subsequent to the time it was disclosed to Landlord, through no fault of Landlord, or was disclosed by Tenant to a third party without any confidentiality

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

215 First St-Tenant Suite Lease	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 32

restrictions. In addition, Landlord may disclose such information without violating this Section to the extent that disclosure is reasonably necessary (a) for Landlord to enforce its rights or defend itself under this Lease; (b) for required submissions to any state or federal regulatory body; or (c) for compliance with a valid order of a court or other governmental body having jurisdiction, or any law, statute, or regulation provided that, other than in an emergency, before disclosing such information Landlord shall give Tenant 5 business days prior notice of the same to allow Tenant to obtain a protective order or such other judicial relief.

(j) OFAC. Tenant, and to the best of Tenant’s actual knowledge, all beneficial owners of Tenant, are currently (a) in compliance with, and shall at all times during the Term of this Lease remain in compliance with, the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the Term of this Lease be listed on, the Specially Designated Nationals and Blocked Persons List maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

(k) Incorporation by Reference. All exhibits and addenda attached hereto are hereby incorporated into this Lease and made a part hereof. If there is any conflict between such exhibits or addenda and the terms of this Lease, such exhibits or addenda shall control, except in the case of a conflict between the terms of the Lease and the Rules and Regulations in Exhibit I. In the event of any conflict between the terms of the Lease and the Rules and Regulations In Exhibit I, the Lease shall control.

(l) No Accord and Satisfaction. No payment by Tenant or receipt by Landlord of a lesser amount than the monthly installment of Base Rent or any Additional Rent will be other than on account of the earliest stipulated Base Rent and Additional Rent, nor will any endorsement or statement on any check or letter accompanying a check for payment of any Base Rent or Additional Rent be an accord and satisfaction. Landlord may accept such check or payment without prejudice to Landlord’s right to recover the balance of such Rent or to pursue any other remedy provided in this Lease.

(m) Hazardous Activities. Notwithstanding any other provision of this Lease, Landlord, for itself and its employees, agents and contractors, reserves the right to refuse to perform any repairs or services in any portion of the Premises which, pursuant to Tenant’s routine safety guidelines, practices or custom or prudent industry practices, require any form of protective clothing or equipment other than safety glasses. In any such case, Tenant shall contract with parties who are acceptable to Landlord, in Landlord’s reasonable discretion, for all such repairs and services; and Landlord shall, to the extent required, equitably adjust Tenant’s Share of Operating Expenses in respect of such repairs or services to reflect that Landlord is not providing such repairs or services to Tenant.

[remainder of page intentionally left blank; Lease Agreement continues on next page]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

215 First St-Tenant Suite Lease	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 33

IN WITNESS WHEREOF, Landlord and Tenant have executed this Lease as of the day and year first above written.

TENANT:

CONSTELLATION PHARMACEUTICALS, INC,
a Delaware corporation

By:	/s/ Garen Bohlin
Name:	Garen Bohlin
Title:	Executive Vice President

LANDLORD:

ARE-MA REGION NO. 38, LLC,
a Delaware limited liability corporation

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

		By:	/s/ Jackie Clem
		Name:	Jackie Clem
		Title:	VP Real Estate Legal Affairs

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Description or Plan of Premises	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT A TO LEASE

DESCRIPTION OR PLAN OF PREMISES

(page 1 of 2)

Exhibit A to Lease

Plan of Premises - Floor 2

(Premises are cross hatched)

LINSKEY WAY
ATHENAEUM STREET
SECOND STREET
N
(Called)

Constellation Pharmaceuticals 215 First Street Cambridge, MA

CONFIDENTIAL – DO NOT COPY

Description or Plan of Premises	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT A TO LEASE

DESCRIPTION OR PLAN OF PREMISES

(page 2 of 2)

Exhibit A to Lease
Description or Plan of Premises - Floor 1
(Premises are cross hatched)

LINSKEY WAY
ATHENAEUM STREET
SECOND STREET
N
(Called)

Constellation Pharmaceuticals 215 First Street Cambridge, MA

CONFIDENTIAL – DO NOT COPY

Description or Plan of Shared Science Facility	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT B TO LEASE

DESCRIPTION OR PLAN OF SHARED SCIENCE FACILITY

Exhibit B to Lease

Description or Plan of Shared Science Facility - Basement

aE
aF
EXISTING MECHANICAL
B01
B07
UP
ELEVATOR LOBBY
B02
CORRIDOR
B05
PH NEUTRALIZATION
B04
UP
OPEN
B03

Constellation Pharmaceuticals 215 First Street Cambridge, MA

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Description or Plan of Shared Conference Facility	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT C TO LEASE

DESCRIPTION OR PLAN OF SHARED CONFERENCE FACILITY

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Description of Project	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT D TO LEASE

DESCRIPTION OF PROJECT

A certain parcel of land with the buildings thereon, in Cambridge, Middlesex County, Massachusetts, known as and numbered 215 First Street, and bounded and described as follows:

Beginning at the northwest corner of Athenaeum Street and First Street, said point being the southeasterly corner of the parcel;

Thence running N 80 degrees 12’27” W, a distance of 399.30 feet along the northerly line of said Athenaeum Street;

Thence turning and running N 09 degrees 43’10” E, a distance of 200.00 feet along the easterly line of Second Street;

Thence turning and running S 80 degrees 12’27” E, a distance of 399.41 feet along the southerly line of Munroe Street;

Thence turning and running S 09 degrees 45’06” W, a distance of 200.00 feet along the westerly line of First Street to the point of beginning.

The above described parcel contains 79,871 square feet, more or less.

Together with the benefit of the Grant of Easement and Agreement dated December 9, 2004 and recorded with the Middlesex South District Registry of Deeds in Book 443363, Page 65, and the rights of Landlord to other parking lots which may from time to time be made available to serve the above-described parcel.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT E TO LEASE

LICENSE AGREEMENT

THIS LICENSE AGREEMENT (this “Agreement”), dated as of                     , 2010, is made and entered into by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Licensor”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Licensee”), with reference to the following Recitals:

RECITALS

A. Licensor is the owner of that certain property commonly known as 215 First Street, Cambridge, Massachusetts (the “Property”).

B. Concurrently herewith, Licensee and Licensor are entering into that certain Lease Agreement (the “Lease”) for certain space located at the Property and more particularly described therein (the “Premises”). All initially capitalized terms used herein but not otherwise defined shall have the respective meanings ascribed thereto in the Lease.

C. Licensee desires to have, and Licensor desires to grant to Licensee, certain rights to access and use the acid neutralization system serving the Shared Science Facility in the Building and to access and use a certain area of the Property described as the “Shared Conference Facility” on Exhibit 2 attached hereto, all in accordance with the terms and provisions set forth below.

AGREEMENT

For and in consideration of the covenants and premises herein contained and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

1. License; Scheduling and Fees for Shared Conference Facility.

(a) License. Licensor hereby grants Licensee, and Licensee hereby accepts, a nonexclusive license to use the acid neutralization system serving the Shared Science Facility and to access those portions of the Shared Science Facility as are necessary for the use of such acid neutralization system, and to use the Shared Conference Facility, in all cases subject to the terms and provisions of this Agreement. If Licensee desired to use any facilities in the Shared Science Facility other than the acid neutralization system serving the Shared Science Facility, Licensee shall request Landlord to amend this Agreement and the Lease to permit such use.

(b) Scheduling and Fees for Shared Conference Facility Use by Licensee of the Shared Conference Facility shall be in common with others entitled to use the Shared Conference Facility in accordance with scheduling procedures reasonably determined by Licensor. Licensor shall use commercially reasonable efforts to schedule users on a first-come, first-served basis, but Licensor reserves the right to exercise its discretion in the event of conflicting scheduling requests among users. Use of the Shared Conference Facility by Licensee for up to one-half day in each week shall be at no charge for such use, and thereafter Licensee shall pay the hourly charges established by Licensor from time to time for use of the Shared Conference Facility. The current hourly charge for the use of the Shared Conference Facility as of the date of this Lease is $200 per hour and is subject to change as determined by Licensor from time to time. Payment of such hourly charges shall be made within 10 days of invoice therefor, and Licensor reserves the right to require an advance deposit from time to time.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 2

2. Use. Licensee shall exercise its limited rights hereunder in compliance with all laws, orders, judgments, ordinances, regulations, codes, directives, permits, licenses, covenants and restrictions now or hereafter applicable to the Property, Shared Science Facility or Shared Conference Facility and the use and occupancy thereof, including the rules and regulations attached as Exhibit 3 hereto, as the same may be revised by Licensor from time to time.

3. Term. The term of this Agreement shall commence on the Commencement Date set forth in the Lease (the “Commencement Date”) and continue until the earlier to occur of (a) the last day on which Licensee is entitled to occupy the Premises pursuant to the terms of the Lease, (b) the date this Agreement is sooner terminated pursuant to its terms, and (c) the date the Lease is sooner terminated pursuant to its terms. The period between the Commencement Date and the date of termination of this Agreement shall be the “Term.”

4. Relocation and Modification of Shared Science Facility or Shared Conference Facility. Licensor shall have the right at any time to reconfigure, relocate or modify the Shared Science Facility and/or Shared Conference Facility from time to time and to revise or expand any of the services (if any) provided therein; provided, however, that such reconfiguration, relocation or modification of the respective facility or any revision or expansion of services shall not materially adversely affect Tenant’s use of such facility or service as permitted pursuant to this Agreement.

5. Interference. Licensee shall use the acid neutralization system serving the Shared Science Facility and Shared Conference Facility in a manner that will not interfere with the rights of any tenants, other licensees or Licensor’s service providers. Licensor shall similarly require such noninterference in license agreements with other users of the Shared Science Facility, but Licensor assumes no responsibility for enforcing Licensee’s rights or for protecting the Shared Science Facility or its acid neutralization system or the Shared Conference Facility from interference or use from any person, including, without limitation, tenants or other licensees of the Property.

6. Default by Licensee.

(a) It is mutually agreed that Licensee shall be in default hereunder (“Default”),

(i) if Licensee fails to comply with any of the terms or provisions of this Agreement, and fails to cure such default within 30 days after the date of delivery of written notice of default from Licensor, provided that if the nature of such default is such that it cannot be cured by the payment of money and reasonably requires more than 30 days to cure, then Licensee shall not be deemed to be in Default under this License if Licensee commences such cure within 30 days of the aforesaid notice from Licensor and thereafter diligently prosecutes such cure to completion within 90 days of the aforesaid notice from Licensor; or

(ii) with respect to the Shared Conference Facility, if Licensee fails to pay any fees or charges for use of the Shared Conference Facility or other amounts required hereunder when due pursuant to this Agreement; provided, however, that Licensor will give Licensee notice and an opportunity to cure any failure to pay such fees or charges within 3 business days of any such notice not more than once in any 12 month period and Licensee agrees that such notice shall be in lieu of and not in addition to, or shall be deemed to be, any notice required by law or

(iii) during the occurrence and continuation of any Default (as defined in the Lease) under the Lease.

(b) Any Default by Licensee hereunder shall constitute a Default under the Lease, as to which Licensor as Landlord thereunder shall have all rights and remedies set forth in the Lease, it being expressly agreed that Licensor shall only have the right to terminate this License simultaneous with a termination of the Lease.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 3

7. Indemnification and Limitation of Liability.

(a) Licensor’s sole obligation for providing standby generators or any other standby power equipment, other equipment, systems, furnishings or personal property to the Shared Science Facility or Shared Conference Facility, whether or not affixed to the Building (collectively, “Equipment”) shall be (i) to provide such Equipment as is determined by Licensor in its sole and absolute discretion, and (ii) to contract with a third party (determined by Licensor to be qualified) to maintain the Equipment that is deemed by Licensor (in its reasonable professional discretion) to need periodic maintenance per the manufacturer’s standard maintenance guidelines. Licensor shall have no obligation to provide Licensee with operational Equipment, back-up Equipment or back-up utilities or to supervise, oversee or confirm that the third party maintaining the Equipment is maintaining the Equipment as per the manufacturer’s standard guidelines or otherwise. During any period of replacement, repair or maintenance of the Equipment when such Equipment is not operational, including any delays thereto due to the inability to obtain parts or replacements, Licensor shall have no obligation to provide Licensee with alternative or back-up Equipment or alternative sources of utilities. Licensee expressly acknowledges and agrees that Licensor does not guaranty that the Equipment will be operational at all times, will function or perform adequately, or that emergency power will be available to the Premises when needed, and Licensor shall not be liable for any damages resulting from the failure of such Equipment. Licensee hereby releases Licensor from and against any and all claims arising directly or indirectly out of or relating to the Equipment, or the existence, use of failure thereof, unless caused solely by the willful misconduct or gross negligence of Licensor. The terms and provisions of this Section 7(a) shall survive the expiration or earlier termination of this Agreement.

(b) NOTWITHSTANDING ANYTHING SET FORTH HEREIN OR IN ANY OTHER AGREEMENT BETWEEN LICENSOR AND LICENSEE TO THE CONTRARY: (i) LICENSOR SHALL NOT BE LIABLE TO LICENSEE OR ANY OTHER PERSON FOR (AND LICENSEE AND EACH SUCH OTHER PERSON ASSUME ALL RISK OF) LOSS, DAMAGE OR INJURY, WHETHER ACTUAL OR CONSEQUENTIAL TO PERSONAL PROPERTY OF EVERY KIND AND DESCRIPTION, INCLUDING, WITHOUT LIMITATION, TRADE FIXTURES, EQUIPMENT, INVENTORY, SCIENTIFIC RESEARCH, SCIENTIFIC EXPERIMENTS, LABORATORY ANIMALS, PRODUCT, SPECIMENS, SAMPLES, AND/OR SCIENTIFIC, BUSINESS, ACCOUNTING AND OTHER RECORDS OF EVERY KIND AND DESCRIPTION AND ANY AND ALL INCOME DERIVED OR DERIVABLE THEREFROM; and (ii) THERE SHALL BE NO PERSONAL RECOURSE TO LICENSOR FOR ANY ACT OR OCCURRENCE IN, ON OR ABOUT THE PREMISES, SHARED SCIENCE FACILITY, SHARED CONFERENCE FACILITY OR PROJECT OR ARISING IN ANY WAY UNDER THIS LICENSE AGREEMENT OR ANY OTHER AGREEMENT BETWEEN LICENSOR AND LICENSEE WITH RESPECT TO THE SUBJECT MATTER HEREOF AND ANY LIABILITY OF LICENSOR HEREUNDER SHALL BE STRICTLY LIMITED SOLELY TO LICENSOR’S INTEREST IN THE PROJECT OR ANY PROCEEDS FROM SALE OR CONDEMNATION THEREOF AND ANY INSURANCE PROCEEDS PAYABLE IN RESPECT OF LICENSOR’S INTEREST IN THE PROJECT OR IN CONNECTION WITH ANY SUCH LOSS; AND (iii) IN NO EVENT SHALL ANY PERSONAL LIABILITY BE ASSERTED AGAINST LICENSOR OR ANY OF ITS OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS IN CONNECTION WITH THIS LICENSE AGREEMENT NOR SHALL ANY RECOURSE BE HAD TO ANY OTHER PROPERTY OR ASSETS OF LICENSOR OR ANY OF LICENSOR’S OFFICERS, DIRECTORS, EMPLOYEES, AGENTS OR CONTRACTORS.

(c) Licensee acknowledges and agrees that there are no warranties of any kind, whether express or implied, made by Licensor or otherwise with respect to the Shared Science Facility or the acid neutralization system serving it, the Shared Conference Facility or any services (if any) provided in either the Shared Science Facility or Shared Conference Facility, and Licensee disclaims any and all such warranties.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 4

(d) Licensor shall not be in default hereunder unless Licensor fails to perform any of its obligations hereunder within thirty (30) days after written notice from Licensee specifying such failure, with such extension of time by reason of Force Majeure as may be reasonably necessary; provided, however, that if the nature of Licensor’s obligation arises from an emergency condition and Licensee provides notice to Licensor (which may be telephonic if followed by written notice on the same day describing the emergency condition in reasonable detail, including without limitation the emergency nature of the condition and specifying in all capital letters and boldface type that the condition is an emergency and response is required by Licensor pursuant to this Agreement), then Licensor shall respond within a reasonable period after receipt of such notice of the emergency condition. Licensee’s sole remedy for any breach or default by Licensor hereunder shall be to terminate this Agreement and Licensee hereby, to the maximum extent possible, knowingly waives the provisions of any law or regulation, now or hereafter in effect which provides additional or other remedies to Licensee as a result of any breach by Licensor hereunder or under any such law or regulation.

8. Miscellaneous.

(a) This Agreement, together with the Lease, constitutes the entire agreement and understanding between the parties, and supersedes all offers, negotiations and other agreements concerning the subject matter contained herein. Any amendments to this Agreement must be in writing and executed by both parties.

(b) If any clause or provision of this Agreement is illegal, invalid or unenforceable under present or future laws, then and in that event, it is the intention of the parties hereto that the remainder of this Agreement shall not be affected thereby.

(c) This Agreement shall be binding on and inure to the benefit of the successors and permitted assigns of the respective parties.

(d) All notices or other communications between the parties shall be in writing and shall be deemed duly given upon delivery or refusal to accept delivery by the addressee thereof if delivered in person, or upon actual receipt if delivered by reputable overnight guaranty courier, addressed and sent to the parties at their addresses set forth in the Lease (as the same may be revised from time to time in accordance with the terms of the Lease).

(e) The license granted hereunder is appurtenant to Licensee’s leasehold interest in the Premises and may not be assigned or otherwise pledged or transferred, directly or indirectly, except in connection with any assignment of the Lease or sublease of the Premises to which Landlord consents or is otherwise permitted under the Lease. In the event of a permitted assignment of the Lease, this Agreement shall automatically be assigned thereby, and thereupon the assigning Licensee shall have no further rights to use or access the Shared Science Facility or facilities serving it or the Shared Conference Facility. No assignment or other transfer of the Lease or of this License shall release Licensee of its obligations hereunder.

(f) This Agreement shall be construed, interpreted, governed and enforced pursuant to the laws of the state in which the Property is located.

(g) This Agreement may be executed in multiple counterparts but all counterparts taken together shall constitute a single document.

(h) Time is of the essence of each and every provision of this Agreement.

(i) The parties to this Agreement hereby acknowledge that each such party and its counsel have participated in the negotiation and preparation of this Agreement, and this Agreement shall be construed and interpreted without regard to any presumption or other rule requiring construction against the party causing the Agreement to be drafted.

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 5

(j) Licensee acknowledges that its use of the acid neutralization facility serving the Shared Science Facility and Shared Conference Facility is non-exclusive and will be subject to the use of other tenants and licensees of the Property. Licensee acknowledges that it will be important for all such users to cooperate with each other to maintain the confidentiality of each party’s documents and operations as well as information a party may hold under confidential arrangements with third parties. Licensee shall maintain and treat as confidential and secret all information and materials which may intentionally or unintentionally be disclosed to it in connection with such shared occupancy (the “Confidential Information”). Licensee shall not disclose Confidential Information to any third party and will take appropriate action by instruction, agreement or otherwise with its employees, agents, affiliates, associates, representatives, contractors and invitees to ensure that security of the Confidential Information is maintained. Notwithstanding the foregoing, Licensee may disclose Confidential Information to the extent that (a) disclosure is compelled by judicial or administrative process or other requirements of law, or (b) Licensee can show that such Confidential Information (i) was publicly available prior to the date of this Agreement or thereafter became publicly available without violation of this Agreement by Licensee or its employees, agents, affiliates, associates, representatives, contractors or invitees, or (ii) became available to Licensee by means other than its use of or access to the Shared Science Facility or Shared Conference Facility. The provisions of this Section 8(j) shall survive the expiration or earlier termination of this Agreement.

[SIGNATURES ON NEXT PAGE]

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 6

IN WITNESS WHEREOF, Licensor and Licensee have caused this Agreement to be executed by their duly authorized representatives as of the date first above written.

LICENSEE:

CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation

By:

Name:

Title:

LICENSOR:

ARE-MA REGION NO. 38, LLC, a Delaware limited liability corporation

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

By:

Name:

Title:

Copyright © 2005, Alexandria Real Estate Equities, Inc. ALL RIGHTS RESERVED. Confidential and Proprietary – Do Not Copy or Distribute. Alexandria and the Alexandria Logo are registered trademarks of Alexandria Real Estate Equities, Inc.

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT 1 TO LICENSE AGREEMENT

DESCRIPTION OR PLAN OF SHARED SCIENCE FACILITY

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc. CONFIDENTIAL – DO NOT COPY

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT 2 TO LICENSE AGREEMENT

DESCRIPTION OR PLAN OF SHARED CONFERENCE FACILITY

Exhibit #2 to License Agreement

Plan of Shared Conference Facility - Floor 1

cE
cF
cG
cH
cJ
e3
SECURITY STATION

Constellation Pharmaceuticals 215 First Street Cambridge, MA

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc. CONFIDENTIAL – DO NOT COPY

License Agreement	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT 3 TO LICENSE AGREEMENT

RULES AND REGULATIONS

Rules and regulations (if any) will be established and implemented by Licensor during the Term.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT F TO LEASE

WORK LETTER

[Landlord Build]

THIS WORK LETTER dated February 5, 2010 (this “Work Letter”) is made and entered into by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated February 5, 2010 (the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Garen Bohlin and Arthur Brumell (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Joe Maguire and Andy Reinach (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the general contractor for the Tenant Improvements shall be The Richmond Group, Inc., and the architect (the “TI Architect”) for the Tenant Improvements shall be R.E. Dinneen Architects & Planners, Inc.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Project of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below. Other than performance of the work on the Tenant Improvements, Landlord shall not have any obligation whatsoever with respect to the finishing of the Premises for Tenant’s use and occupancy.

(b) Tenant’s Space Plans. The schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements are attached hereto and made a part hereof as Exhibit #1.

(c) Working Drawings. Not later than 15 business days after the date of this Lease, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 2

the TI Construction Drawings to Landlord not later than 5 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the TI Design Drawings without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 5 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below). Landlord shall notify Tenant of any such material modifications as may be reasonably required in connection with the issuance of the TI Permit.

(d) Approval and Completion. It is hereby acknowledged by Landlord and Tenant that the TI Construction Drawings must be completed and approved not later than February 19, 2010, in order for the Landlord’s Work to be Substantially Complete by the Target Commencement Date (as defined in the Lease). Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant that is not consistent with the TI Design Drawings shall be payable by Tenant, and (iii) Tenant’s decision will not affect the base Building, Base Building Work, structural components of the Building or any Building Systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Construction of Tenant Improvements, Base Building Work and Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements and the work described in the plans and specifications attached hereto as Exhibit #2 (the “Base Building Work”), subject to such modifications to the Base Building Work as Landlord may determine to be necessary. Landlord shall cause its contractor to perform the Base Building Work at Landlord’s sole cost and expense and to coordinate the scheduling of the performance of the Tenant Improvements with the Base Building Work so that the Base Building Work can be Substantially Completed on or before Substantial Completion of the Tenant Improvements.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. The cost of obtaining the TI Permit shall be paid by Landlord. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

(c) Completion of the Tenant Improvements. The proposed design and construction timeline for the Tenant Improvements is attached hereto as Exhibit #3, which timeline is subject to Tenant Delays, delays due to Force Majeure and other changes as determined by Landlord. On or before the Target Commencement Date (subject to Tenant Delays and delays due to Force Majeure), Landlord shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with applicable Legal Requirements and the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises (“Substantial Completion” or

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 3

“Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. If required by applicable Legal Requirements, a certificate of occupancy (which may include a conditional certificate of occupancy) for the Tenant Improvements or permission to occupy issued by the appropriate municipal official shall be required for Substantial Completion; provided, however, that no delay on the part of the applicable Governmental Authority or municipal official in the issuance of such certificate of occupancy or permission to occupy, which delay arises from or relates to work by Tenant or its contractors, shall operate to delay Substantial Completion, and any such delay that arises from or relates to work by Tenant or its contractors shall be deemed to be a “Tenant Delay” under Section 3(f) below. For purposes of this Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to the Tenant Improvements; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work. For purposes of this Work Letter and the Lease, Substantial Completion of the Base Building Work shall mean that Landlord’s contractor has substantially completed the Base Building Work in a good and workmanlike manner, in accordance with the building permit therefor, subject to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Premises.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Delivery of the Premises. When the Tenant Improvements are Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept the Premises. Tenant’s taking possession and acceptance of the Premises shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of the Tenant Improvements with applicable Legal Requirements, or (iii) any claim that the Tenant Improvements were not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use diligent efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter; provided, however, that Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s diligent efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall continue to use diligent efforts to cause such contractor to remedy such Construction Defect.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely by Tenant. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items in a manner that does not materially adversely affect Tenant’s use of the Premises for the Permitted Use.

(f) Commencement Date Delay. Except as otherwise provided in the Lease, Delivery of the Premises shall occur when the Tenant Improvements have been Substantially Completed, except to the extent that completion of the Tenant Improvements shall have been actually delayed by any one or more of the following causes (“Tenant Delay”):

(i) Tenant’s Representative was not available to give or receive any Communication or to take any other action required to be taken by Tenant hereunder;

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 4

(ii) Tenant’s request for Change Requests (as defined in Section 4(a) below) whether or not any such Change Requests are actually performed;

(iii) Construction of any Change Requests;

(iv) Tenant’s request for materials, finishes or installations requiring unusually long lead times provided that Landlord has advised Tenant of such long lead time items and Tenant continued to require such long lead time items;

(v) Tenant’s delay in reviewing, revising or approving plans and specifications beyond the periods set forth herein;

(vi) Tenant’s delay in providing information critical to the normal progression of the Project. Tenant shall provide such information as soon as reasonably possible, but in no event longer than 3 business days after receipt of any request for such information from Landlord;

(vii) Tenant’s delay in making payments to Landlord for Excess TI Costs (as defined in Section 5(c) below); or

(viii) Any other act or omission by Tenant or any Tenant Party (as defined in the Lease), or persons employed by any of such persons.

If Delivery is delayed for any of the foregoing reasons, then Landlord shall cause the TI Architect to certify the date on which the Tenant Improvements would have been completed but for such Tenant Delay and such certified date shall be the date of Delivery.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid by Tenant to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which the Tenant Improvements or Base Building Work will be Substantially Complete. Any such delay in the completion of the Tenant Improvements or Base Building Work caused by a Change, including any suspension of the Tenant Improvements work and/or Base Building Work to the extent reasonably required while any such Change is being evaluated and/or designed, shall be Tenant Delay.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of the Tenant Improvements and Base Building Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of Tenant Delay in connection with such Change shall be final and binding on Landlord and Tenant.

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 5

5. Excess TI Costs. Landlord shall pay for the design, permits and construction costs in connection with the construction of the Tenant Improvements and Base Building Work, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements and Base Building Work, the cost of preparing the TI Design Drawings and TI Construction Drawings, except that Tenant shall be solely responsible for paying Landlord for all costs resulting from Tenant Delays, Changes and Minor Variations resulting from any request by Tenant for modifications to the Tenant Improvements or Base Building Work. The costs resulting from Tenant Delays, Changes and such Minor Variations are referred to as “Excess TI Costs”. Landlord shall have no obligation to bear any portion of the Excess TI Costs. If Tenant fails to pay Landlord within 10 business days after demand for any Excess TI Costs, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. Notwithstanding anything to the contrary contained herein, Landlord shall not be responsible for the purchase or installation of any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

6. Tenant Access.

(a) Tenant’s Access Rights. Landlord hereby agrees to permit Tenant access, at Tenant’s sole risk and expense, to the Building (i) 30 days prior to the Target Commencement Date to install furniture and telephone and data cabling and to otherwise prepare the Premises for occupancy by Tenant (collectively, “Tenant’s Work”), provided that such Tenant’s Work is coordinated with the TI Architect and the general contractor, and complies with the Lease and all other reasonable restrictions and conditions Landlord may impose, and (ii) prior to the completion of the Tenant Improvements, to inspect and observe work in process; all such access shall be during normal business hours or at such other times as are reasonably designated by Landlord. Notwithstanding the foregoing, Tenant shall have no right to enter onto the Premises or the Project unless and until Tenant shall deliver to Landlord evidence reasonably satisfactory to Landlord demonstrating that any insurance reasonably required by Landlord in connection with such pre-commencement access (including, but not limited to, any insurance that Landlord may require pursuant to the Lease) is in full force and effect. Any entry by Tenant shall comply with all established safety practices of Landlord’s contractor and Landlord until completion of the Tenant Improvements and acceptance thereof by Tenant.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of work on the Tenant Improvements or performance of the Base Building Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Premises and the Project until Substantial Completion of the Tenant Improvements and Base Building Work. Tenant agrees to take such steps as may be required, or as otherwise directed by Landlord, with respect to contractors and subcontractors performing any Alterations to ensure that no labor disruption, strikes, pickets, protests or other similar labor actions occur on or about the Premises in connection with the performance of any of Tenant’s Work.

(c) No Acceptance of Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date the Tenant Improvements are Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 6

7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

(c) Default. Notwithstanding anything set forth herein or in the Lease to the contrary, Landlord shall not have any obligation to perform any work hereunder or to fund any portion of the Tenant Improvements during any period Tenant is in Default under the Lease.

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Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

Exhibit #1 to Work Letter

TI Design Drawings

[attached]

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CONFIDENTIAL – DO NOT COPY

Exhibit #1 to Work Letter
TI Design Drawing - Floor 1

aG
aH
aJ
aK
a1
a3
a5
STAIR
DN
CONSTELLATION SOLVENT & GAS BOTTLE STORAGE
104
CORRIDOR
105
ELEVATOR E
STAIR
102
TEL/DATA RISER CLOSET
1A-02
CORRIDOR
101
GLASS WASH
103
CONSTELLATION GLASS WASH
103A
SOLVENT ROOM
106
STAIR #5
UP 3"
UP
MECH.
103A
CONSTELLATION BULK STORAGE
103B
N (Called)

Constellation Pharmaceuticals 215 First Street Cambridge, MA

Exhibit #1 to Work Letter

TI Design Drawing - Floor 2 East

N (Called)

Constellation Pharmaceuticals 215 First Street Cambridge, MA

N (Called)

Constellation Pharmaceuticals 215 First Street Cambridge, MA

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
TI Finish Schedule

Category/Item Description:	Open Office	Interior Private Office	Perimeter Private Office	Server Room	Coat Closet	Lunch Room	Enzymology	Lead Discovery	Chemistry	Pharmacology	Tissue Culture	Radiation Equipment	Biology Equipment	Dark Room	Solvent Waste	Mail Room	Radiation Room	Conf Rooms	Biology	Microscopy	Media Prep	Dry Chemicals	Solvent Storage - 1st Floor	Glass Wash - 1st Floor	Bulk Storage - 1st Floor
Architectural:																									
Flooring:																									
Tenant Standard broadloom carpet for direct-glue installation equal to Bigelow Commercial McCormick II BC181, color 7779 "Sedgwick".	yes	yes	yes		yes											yes		yes							
Tenant Standard VCT equal to Armstrong Imperial Texture Standard Excelón - 51911 "Classic White".				yes		yes	yes	yes	yes	yes		yes	yes	yes			yes		yes	yes		yes			
Tenant Standard sheet vinyl equal to Armstrong Meditech self coved, color to be determined.											yes										yes		yes		yes
Self leveling epoxy flooring system, color to be determined															yes									yes	
Wall Base:																									
Wall Base – 4" high straight vinyl equal to Roppe TV SP129 1/8" vinyl color P129 "Dolphin".	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes		yes	yes	yes		yes	yes	yes	yes	yes		yes			
Integral to sheet vinyl or epoxy											yes				yes						yes		yes	yes	yes
Wall Finish:																									
Tenant Standard eggshell finish, latex paint equal to PPG 549-1 "Moonlit Snow" low VOC. Eggshell finish at walls, semigloss at doors and frames.	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes			
Tenant Standard epoxy paint																							yes	yes	yes
Interior face of existing exterior brick wall	as req'd	as req'd	as req'd			as req'd	as req'd	as req'd																	
Ceiling Finish:																									
Tenant Office Standard: Equal to Armstrong Dune 2 x 4 Second Look Angled Tegular acoustic tile (white) in 9/16" grid (white).	yes	yes	yes		yes											yes		yes							
Tenant Lab Standard: Equal to Armstrong Dune 2 x 4 acoustic tile (white) in 13/16" grid (white).				yes			yes	yes			yes	yes	yes	yes	yes		yes			yes	yes	yes		yes	yes
Ceiling height AFF:																									
Typical 7'-6"	yes	yes	yes	yes	yes						yes	yes	yes	yes	yes					yes	yes	yes			
Typical 9'-0"		yes	yes		yes		yes	yes								yes	yes							yes	yes
Open to Structure Above	yes					yes			yes	yes								yes	yes				yes		
Doors:																									
Entry Door System:																									
Interior storefront entry system equal to Kawneer Trifab, clear anodized with 3'x7' prefinished (clear) glazed maple veneer wood door, latchset ANSI F01, lever Schlage 18 with rose A, both in finish 626 "satin chromium plated", hinge – Hager full mortise BB1279 ANSI A8112, 4-1/2" x 4-1/2" steel, silencers, floor stop – Hager 243F in finish "satin chrome". Mag lock and hardware to interface with tenant security system	yes																								
Office doors:																									
Frame – Hollow metal (KD), alkyd enamel paint finish.	yes	yes	yes	yes	yes											yes		yes							
Door – 3'-0" x 7'-0" solid core with maple face veneers for clear finish. With 24" x 24" borrowed light	yes	yes	yes	yes	yes											yes		yes							
Hardware – Latchset ANSI F01, lever Schlage 18 with rose A, both in finish 626 "satin chromium plated". Hinge – Hager full mortise BB1279 ANSI A8112, 4-1/2" x 4-1/2" steel. Silencer – 1. Floor stop – Hager 243F in finish "satin chrome".	yes	yes	yes	yes	yes											yes		yes

Constellation Pharmaceuticals Exhibit #1 to Work Letter Tl Finish Schedule Category/Item Description: f i w© 11 A£ si 6 m n I & 1 u 1 i 1 & e ,1 1 •g 3 8 J3 I I 1 u JL. il a 3 il il fjj£ B i i I i 1 K aa 5 11 1 1 3 & 1 1 i E B 5 si II 1 *1 ll #ra*ec6i«ik -I-;,— ?-: v.’\ *‘v5Jl! wm ‘5SSSN its fm Flooring Tenant Standard broadloom carpet for direct-glue installation equal to Bigelow Commercial McComuck I! BC1S1, color 7779 “Sedgwick”. yes yes yes yes yes yes Tenant Standard VCT equal to Armstrong Imperial Texture Standard Excdon-51911 “Classic White”. yes yes yes yes yes yes yes yes yes yes yes yes yes Teaant Standard sheet vinyl equal to Armstrong Mediatech self coved, color to be detennined. yes yes yes yes Seif leveling epoxy Scoring system, color to be detennined yes yes ! Wall Base: Wall Base-4” high straight viayl equal to RoppeTV 8P129 1/8” vinyl color PI29 “Dolphin”. yes yes yes yes ya yes yes ye yes yes yes yes yes yes y« >w yes y« Integral to sheet vmyi or epoxy yes yes y« yes yes yes IWall Finish: Tenant Standard eggshell finish, latex paint equal to PPG S49-1 “Moonlit Snow” low VOC. Eggshell finish at walls, semigloss at doors and frames. yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes Tenant Standard epoxy paint yes yes yes Interior face of existing exterior hide wall as req’d as req’d as req’d as req’d as req’d as req’d Ceiling Finish: Tenant Office Standard: Equal to Armstrong Dune 2x4 Second Look Angled Tegular acoustic die (white) in 9/16” grid (white). ye yes yes yes yes yes Tenant Lab Standard: Equal to Armstrong Dune 2x4 acoustic tile (white) in 13/16” grid (white). yes yes yes yes yes yes yes yes yes yes yes yes yes yes Ceiling height AFF: Typical7-6” yes ye yes yes yes yes yes yes yes yes yes yes yes Typical 9,-0” £ yes yes yes yes yes yes yes Open to Structure Above yes yes yes yes yes yes yes (Doors: Entry Door System: Interior storefront entry system equal to Kawsecr Trifab, clear anodized with %\T prefinished (clear) glazed maple veneer wood door, latchset ANSI F01, lever Schlage 18 with rose A, both in finish 626 “satin chromium plated**, hinge—Hager full mortise B&1279 ANSI A8112,4-1/2” x 4-1/2” steel, silencers, floor stop—Hager 243F in finish “satin chrome”, Mag lock and hardware to interface with tenant security system yes Office doors: Frame—Hollow metal (KD). alkyd enamel punt finish. yes yes yes yes yes yes yes Door—3*-0” x 7’-0M solid core with maple face vencere for clear finish. With 24’ x 24” borrowed light yes yes yes yes yes yes yes Hardware-Latchset ANSI F01, lever Schlage 18 with rose A, both in finish 626 “satin chromium plated**. Hinge—Hager full mortise BB1279 ANSI A8112,4- l/2 x 4-1/2” steel. Silencer-1. Floor stop-Hager 243F in finish‘‘sarin chrome”. yes yes yes yes y® yes yes Constellation Pharmaceuticals Exhibit #1 to Work Letter Tl Finish Schedule Constellation Pharmaceuticals Exhibit #1 to Work Letter Tl Finish Schedule Exhibit #1 to Work Letter Tl Design Drawing—Floor 2 West

Category/item |LabDescription: Lab office doors: Door—3 -0”’ x 7’-0” solid core with maple face venees for cear finish. With 24” x 24” borrowed lightyes yesyes yesyes yesyes lab to lab doors:Hardware—Latchset ANSI F01. lever Schlage (8 with rose A, both in finish 626 “Asalia chromium plated”. Hinge—Hager Full mortise BB1279 ANSI A8112,4- 1/2” x 4-1/2 sheel. Silencer- 1. Floor stop—Hager 243F in finish“satin chrome’*.yesyesyesyes Frame—Hollow metal (KD). alkyd enamel paint finish Door—3MT x 7*-0** hollow metal to receive alkyd paint finish.yesYCS Hardware—Latchset ANSI F01, lever Schlage 18 with rose A, both in Finish 626 “satin chromium plated”. Hinge—Hager full mortise BB1279 ANSI A8 J12,4- 1/2 x 4*1/2” steei Silencer —1. Floor stop —Hager 243F in finish “satin • chrome”.yesyesyesyesyesyesyesyesyesyes yesyesyesyesyesyesyesyesyesyesyes Confrence RoomPlastic laminate finished base cabinets with countertops and open shelvingyes plastic laminate finished base cabinets and countertops with splashYes |Laboratory Casework: Lab Areas benchtops 16 ga stainlessBenchtops constructed from mobile tables—4’, 6’, or 8’ long x 2,-6” wide, painted metal table frames with 18 ga suspended raeta! casework, leveling feet, ess steel door and drawer pulls consistent with floor plan. Adjustable shelving supported by 48” taQ, 16 ga painted steel uprights bolted to table frame with two rows of 1-1/4” thick plastic laminate shelving units with edge banding, painted steel book stop rails. See 22/A5J for representative details. Fixed 6)11 e:sink bases and casework constructed from wooden cabinets with spoxy tops, (tension draw hardware and 10” deep sink consistent with floor plan. Epoxy pegboard drying racks. ARE standard epoxy sink and trim. TaWe and fixed casework tops -1 thick epoxy, color “black”. Where appropriate, 4” splash in epoxy. Painted steel utility rail mourned to vertical shelf posts conceiling compressed air and vacuum pipe distribution to turrets. Entire assembly pre-piped at the factory aod shipped with quick connections to utility risers or adjacent beach utility nil 2400 series wiremold with twist lock connection to utility riser and bentch Wall mounted adjustable shelving—not required Kewaunee (or equal) Mode! H05 6‘-0” Supreme Air finoe hood, variably air volume with compressed air and vacuum services. Due to MWRA requirements, hoods will not be furniished with cup sinks. yes yes yes yes yes yes

CatcgwyAtem Description: J Exterior Window Treatments: Window treatments included at a S8/sf allowance, installed. as rea’d as rea’d yes yes yes yes ?yes yes as red’d as rea’d y Room darkenins shades Bo arc 8&SS tas MW * w mz Vs;; .‘VC 1 Plumbinc: {Plumbing Services to Lab ALL lab casework and fume hoods indicated on drawing will be completed in this project. ALL island benchtops and fume hoods indicated os drawings will be supplied with plumbing services to match the island benchtop and fume hood services required by AJB Equipment Matrix Due to MWRA requirements, hoods will not be furnished -with cup sinks. Note (under Laboratory Casework section above) that island and wall benchtops are moveable tables with raceway-concealed factory pre-phirabed horizontal gas distribution and turrents with quick-connects. Plumbing rough will consist of providing quick-connect piping terminations at wall or utility service chase. (Plum Plumbing services to Lunch Room will consist of: Above ceiling electric water heater yes SS kitchen side with trim yes Under sink mounted disposal. ya Plumbing services and final connections to dishwasher and ice making refrigerator. yes iHVAC: HVAC services will be consistent with Basis of Design as prepared by AHA Engineers, be. yes yes yes yes yes yes yes yes yes yes yes yes yes 3« yes yes yes yes yes yes yes yes yes yes yes (Electrical: Ekctical services wiH be consistent with Basis of Design as prepared by AHA Eogineera, Inc. yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yo yes yes Lighting levels and types will be consistent with Basts of Design as prepared by AHA Engineer, loc. yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes yes

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
TI Finish Schedule

Category/Item Description:	Open Office	Interior Private Office	Perimeter Private Office	Server Room	Coat Closet	Lunch Room	Enzymology	Lead Discovery	Chemistry	Pharmacology	Tissue Culture	Radiation Equipment	Biology Equipment	Dark Room	Solvent Waste	Mail Room	Radiation Room	Conf Rooms	Biology	Microscopy	Media Prep	Dry Chemicals	Solvent Storage - 1st	Glass Wash - 1st Floor	Bulk Storage - 1st Floor
Exterior Window Treatments:																									
Window treatments included at a $8/sf allowance, installed.	as req'd		as req'd			yes	yes	yes	yes	yes	yes						as req'd	as req'd	y						
Room darkening shades																		Board							
Engineering Systems:																									
Plumbing:																									
Plumbing Services to Lab																									
ALL lab casework and fume hoods indicated on drawing will be completed in this project.																									
ALL island benchtops and fume hoods indicated on drawings will be supplied with plumbing services to match the island benchtop and fume hood services required by AJB Equipment Matrix. Due to MWRA requirements, hoods will not be furnished with cup sinks.																									
Note (under Laboratory Casework section above) that island and wall benchtops are moveable tables with raceway-concealed factory pre-plumbed horizontal gas distribution and turrets with quick-connects. Plumbing rough will consist of providing quick-connect piping terminations at wall or utility service chase.																									
Plumbing services to Lunch Room will consist of:																									
Above ceiling electric water heater						yes																			
SS kitchen sink with trim						yes																			
Under-sink mounted disposal.						yes																			
Plumbing services and final connections to dishwasher and ice making refrigerator.						yes																			
HVAC:																									
HVAC services will be consistent with Basis of Design as prepared by AHA Engineers, Inc.	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes
Electrical:																									
Electical services will be consistent with Basis of Design as prepared by AHA Engineers, Inc.	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes
Lighting levels and types will be consistent with Basis of Design as prepared by AHA Engineers, Inc.	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes	yes

Constellation Pharmaceuticals

Exhibit #1 to Work Letter

MEP Basis of Design

Based on 7th Edition, Massachusetts Building Code

Fire Protection

The base building common areas are to be provided with automatic wet-pipe sprinkler protection and automatic wet standpipes in accordance with 780CMR, NFPA 13 and NFPA 14. An existing fire pump shall serve the standpipe and sprinkler systems for the renovated areas.

The system design shall include the tenant area coverage shall have concealed sprinkler heads.

Fire Protection main sizing shall be based upon the following NFPA 13 criteria:

Offices, corridors, toilet rooms, lobbies: Light Hazard Laboratory Areas, Storage, Mechanical: Ordinary Hazard Group 2

Plumbing

Non-potable cold water, non-potable hot water, potable cold water, tempered water, lab vacuum, compressed air and RODI systems shall connect to existing building systems and routed to lab benches and hoods. Locations identified in the equipment matrix. Piping shall be type L copper, except RODI to be poly.

Two specialty gas cylinder locations will be provided with automatic change over manifold. Nitrogen and CO2 gases will be piped to equipment identified in the equipment matrix.

Office area kitchenette will have domestic cold water, waste and vent connected to existing building services. Hot water will be generated by a 20 gallon point of use heater below the sink or above the ceiling.

Lab waste and vent shall be connected to the existing base building central system. Piping to be standard poly with welded joints and sampling port prior to connection at the riser.

AHA Consulting Engineers

Constellation Pharmaceuticals

Exhibit #1 to Work Letter

MEP Basis of Design

HVAC

Equipment from the base building is sized to adequately maintain a cooling temperature within the Tenant areas of an inside condition of 75°F, dry bulb at 50% relative humidity; with outside condition of 91°F dry bulb and 74°F wet bulb (during summer) and 72°F dry bulb inside at zero degree dry bulb outside.

The allowance for occupancy density for air conditioning design is one (1) person for 400 square feet of lab and one (1) person for 200 square feet of office.

Air flow from the base building system for the Building D area is rated to provide 15,000 CFM of total supply air (85% filtration) and 15,000 CFM exhaust air. Available chilled water capacity is rated for 55 GPM and hot water is rated for 45 GPM.

Air flow from the base building system for the Building A area is rated to provide 12,000 CFM of total supply air (85% filtration), 6000 CFM of total return air and 6000 CFM exhaust air. Available hot water is rated for 45 GPM

Fume Hoods shall be VAV type rated at 100 FPM face velocity at 18 inch sash height opening (900 CFM/6 foot hood, 1150 CFM/8 foot hood, 1400 CFM/8 foot walk-in hood). BSC hoods shall be re-circulating type with no exhaust connections to the base building system.

Spot exhaust drops with blast gates, rated for 50-100 CFM will be provided per the equipment matrix. Spot exhaust will be a hard duct thru the ceiling with flexible ductwork to bench.

Office areas in the Building D areas shall be served by fan coil units with ventilation air from the base building supply air ductwork to serve the office area. Fan coil units will be connected to the chilled water and hot water piping system.

Building D lab areas will be served by air handling units from the base building system with supplemental fan coil units for equipment areas and tissue culture areas.

Building A area shall be served by the base building air handling system and will an all air system with finned tube radiation along the perimeter in the open office areas and hot water coils in the terminal units as required for heating. In general, interior open office zones will not have heating coils, unless required due to skylights or other special requirements.

The Main T/D Computer Room shall have a 4 ton air conditioning system, typical to a Sanyo split system with wall mounted evaporator unit. Tel/Data Room shall have a supply air register for cooling connected to the nearest supply air main.

AHA Consulting Engineers

Constellation Pharmaceuticals

Exhibit #1 to Work Letter

MEP Basis of Design

Electrical

Base building electrical closet shall be utilized for Constellation power requirements. Panels and transformers shall be located within this base building room.

Tenant available electric power:

•	Office lights 1.5 W/SF

•	Office power 4 W/SF

•	Office HVAC 2 W/SF

•	Lab lights 1.5 W/SF

•	Lab power, per equipment matrix

•	Lab HVAC 2 W/SF

Stand-by power will be provided via an automatic transfer switch and power from the base building generator, per the equipment matrix. Generator power is available at 4 W/SF of lab area. Main T/D Computer Room cooling equipment shall be on generator power.

Base building fire alarm system shall be fully addressable with voice evacuation and expansion capabilities, Constellation shall expand from the base building system and shall be limited to the renovation area.

Communications

Empty conduits have been provided to the T/D Room located on the 2th floor for Constellation communications vendor to install wiring, devices and terminations.

T/D, and security system will be provided by Constellation. Build out team will provide coordination and box/string for T/D, security and alarm locations defined by Constellation.

AHA Consulting Engineers

Constellation Pharmaceuticals

Exhibit #1 to Work Letter

HVAC Zoning Plan

Constellation Pharmaceuticals

Exhibit #1 to Work Letter

HVAC Zoning Plan

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	Dimensions w	d	h	Placement	Electrical voltage	phase	amp	alarm	emerg power	data	gas	Plumbing vac	air	water	waste	BTU Loss
					NOTE:Contractor Supplied /Contractor Installed Equipment (CS/CI)																		
LEAD DISCOVERY	224		1383																				
		1			Casework - base cabinets, w/ sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI												X				
		2			8ft Fume Hood Combo Shesh, Acid/base	By Contactor	CS/CI	78	36	80	I	120	1	20					X	X			
		3			Allegra centrifuge	Beckman		32	30	36	B	208	1	20									
		4			Chest Freezer	Sanyo		60	36	70	F	208	1	12	X	X							
		5			Qty. 2 -80 upright freezers	Sanyo		45	38	70	F	208	1	8	X	X							
		6			Minus 80 freezer	Revco		60	38	70	F	110	1	16	X	X							
		7			Minus 80 freezer	New Brunswick		45	38	70	F	208	1	13	X	X							
		8			Top Count with own table			38	33	60	F	110	1	4			X						
		9			Top Count with own table			54	33	60	F	110	1	4			X						
		10			Plate Sealer on 6' table			72	30	60	F	110	1	4						X			
		11			Bio-Micro Lab on 6' table			72	30	68	F	110	1	20			X						
		12			Hamilton Robot on 12 of Table /work station			12'	36	80	F	110	1	20			X		X	X			
		13			Bravo Liquid Handler om own table 11'x36"			11'	36	78	F	110	1	16			X						
		14			Bravo on 4' table			48	30	78	F	110	1	16			X						
		15			Wiegh Station on 5' table			60	30	78	F	110	1	4									
		16			under counter Ref.			28	30	28	F	110	1	6									
		17			VWR Single door deli box	VWR		28	38	78	F	110	1	12									
		18			Thermo Incubator	Thermo		24	30	55	F	110	1	13									
		19			Hamilton on 6' rolling table			72	30	78	F	110	1	14									
		20			Echo with Plate stacker on 6'X36 table			72	36	78	F	110	1	14			X		X	X			
		21			Scintalation Counter			48	32	40	B	110	1	10			X						
RAD ROOM LD	225		172																				
		1			Casework - Epoxy Top on legs -no base cabinets Base cable sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	2X20									
		2			4ft Fume Hood Combo Shesh, Acid/base	By Contactor	CS/CI	78	36	80	I	120	1	20					X	X			
		3			Qty 2 Under counter fridg			28	30	28	F	120	1	6ea.									
ENZYMOLOGY	226		776																				
		1			Casework - base cabinets, w/ sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI						1	2X20					X				
		2			Qty-3 , Casework Peculiar Island base cabinets, double sided Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		3			Casework base cabinets, along wall wall mounted Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		4			Under counter fridg.			28	28	28		120	1	5									
CHEMISTRY LAB	240		1742																				
		1			Casework base cabinets single sided/Reagent shelves, Vac Turrets, 8 sinks total in room 10" deep		CS/CI					120	1	4X20					X				
		2			Casework Peculiar Island base cabinets, double sided Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		3			Qty-6- 8ft Fume Hood Combo Shesh, Acid/base & Pump cab		CS/CI	104	36	80	F	120	1	20					X	X			
		4			8ft Walk -in Fume Hood Combo Shesh		CS/CI	104	30	98	I	120	1	20					X	X			
		5			Qty. 2 Mass Spectrometers	Agilent		72	30	48	B	208	1	20			X	N					
		6			Flamable Cabinet			48"	24"	50"	F												
		7			HPLC			60	30	36	B	110	1	20			X

Constellation Pharmaceuticals Exhibit #1 to Work Utter Equipment Matrix Room Use Room Equip. Sq FT Equipment Description Make Model Vender Dimension Placement Electrical Plumbing Num Num Finish Supplier w d tl voltage phase amp alarm emerg data gas vac air water waste BTU level power Lose NOTEConlrartor Suppfext/Contractor Installed Equipement (CCI) | i 224 1383 1 Casework—base canineta. wf sink-10 deep, ROfeed. double few wall shaftfea, Vac Tunat CSfCI X 2 1 « 1 I s Bv Contactor csta 78 38 80 < 120 1 20 X X 3 Ail egra centrifuge Beckman 32 30 36 B 206 1 20 4 Chest Freezer Sanyo 80 36 70 F 208 1 12 X X 5 Qlv. 2 -80 upright freezone Sanyo AS 38 70 F 208 1 8 X X 6 Minus 80 freezer Ravco SO 38 70 F 110 1 16 X X 7 Minus 80 freezer New Bmnsvrick 45 38 70 F 208 1 13 X X 6 Tod Count with own table 38 33 60 F 110 1 4 X 9 Top Court with own table 54 33 80 F 110 1 4 X id Plate Sealer anG’taMa 72 30 60 F 110 1 4 X ii Sle-Mlcn Leb en 6* table n 30 6S F 110 1 20 X 12 HamMon Robot on 12 of Table tow* station 1? 36 80 F 110 1 20 X X X 13 Bravo Liquid Hendler own Table 1 1*x36* IT 36 78 F 110 1 16 X 14 Bravo on4* table 48 30 78 F 110 1 16 X 15 Wiegh Station on S’tablo 60 30 78 F 110 1 4 undar counter Ref. 28 30 28 F 110 1 6 17 VWR Single door dell box VWR 28 36 78 F 110 1 12 18 Thermo Incubator Thermo 24 30 55 F 110 1 13 19 Hamilton on 6* rolling table 72 30 76 F 110 1 14 20 Echo with Plate stacker on 6X36 table 72 38 78 F 110 1 14 X X X 21 Sdntalation Counter 48 32 40 B 110 1 10 X RAO ROOM LO 225 172 1 Casework—Epoxy Tap on lags -no base cartnefr BasecabM ahfc-1Q* deep, ROtaed. double raw vail shelve*, Vac Turret csici 120 1 • 2X2) . ,,, 4ft Fume Hood Combo Shach. Addfbasa Bv Contactor CSfCI 38 60 1 120 1 20 X X 3 Qtjr 2 Under counter frtdfl 28 30 28 F 120 1 6aa ENZYMOLOGY 226 776 1 casework •use canmets, wr stnfc>1(T deep, ROfeed. double row waH shelves, Vac Turret CSfCI 1 2X20 X 2 Qty-3, Caserncx* PeeuUar Island base cabinets, doublesidBd ReaoentsheJvee,VacTurret CS/CI 120 1 4X20 X 3 tHeseworit base cabinets, along was waH mounted Reagent shelves, V*c Turret cs/ci 120 1 4X20 X 4 Under counter frMa. 28 28 28 120 1 S chemistry lab 240 1742 1 Casework base cabinets single sided Reagent shelves, Vac Tuneta, a sWca total In room 10” deep CS/CI 120 1 4X20 X 2 Casework Peculiar Island baaa cabinets, double sided Reagent shelves, Vac Tunat CS/CI 120 1 4X20 X a Qty-6* 8ft Fume Hood Combo Shash. Acidfbase & Pump cab CSJCI 104 36 80 F 120 1 20 X X 4 8# Walk-in Fume Hood Combo Shash CSfCI 104 38 98 f 120 1 20 X X 5 Qty. 2Maaa Spectrometers Aflitent 72 30 48 B 208 1 20 X N 6 Ffamabls Cabinet 48* 24* 5S’ F 7 HPIC 60 30 36 B 110 1 20 X

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	Dimensions w	d	h	Placement	Electrical voltage	phase	amp	alarm	emerg power	data	gas	Plumbing vac	air	water	waste	BTU Loss
					NOTE Contractor Supplied /Contractor Installed Equipment (CS/CI)																		
		8			Bench top Enclosure wiegh station			48	30	36	B	110	1	20									
		9			2 Biotage instruments			60	30	40	B	110	1	20			X						
		10			4 vac pumps			20	18	18	hood	110	1	20									
		11			4 Buchi Roto Vaps			30	30	36	hood	110	1	20									
		12			2 undercounter fridg.			24	30	34	F	110	1	20									
		13			1 Precision Incubator			30	30	30	F	110	1	20									
STORAGE-CHEM	241		139																				
		1			Storage shelves 2@6ft 1@3Ft																		
DRY CHEM STOR	242		118																				
		1			7-Chem Storage Units / Vented			36	15	76	f												
		2			Tables along wall TO ALLOW FOR		CS/CI	30	66	36	floor	120	1	20									
		1																					
STOVENT STOR	244		160																				
		1			8ft Walk -In Fume Hood Combo Shash		CS/CI	104	36	96	f	120	1	20					X	X			
		2			2-Flamable Storage Cabinets /non vented			66	22	52	F												
STRUCTURAL	245		466																				
		1			Casework base cabinets, along wall wall mounted Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		2			Casework Pecular island base cabinets, double sided Reagent shelves, Vac Turret, sink 10"deep		CS/CI					120	1	4X20					X				
		3			Casework Pecular island base cabinets, double sided Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		4			2 undercounter refs.			24	28	28		120	1	2x6a									
		5			VWR Dell Box			72	30	78		120	1	ded.20			X						
		6			RUMed Incubator			30	30	78		120	1	13									
		7			Mosquito beonch top robot			48	30	30		120	1	6			X						
COLD RM. BIO	246		76																				
					outlet strips along two walls interlocked w/ controler		CS/CI	48				120	1	10ea.									
					Metro racks along two walls		CS/CI	96	30	60													
PHARMOC LAB	253		1150																				
		1			Casework base cabinets, along wall wall mounted Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		2			Casework -base cabinets, w/ sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	2X20					X				
		3			Casework Pecular island base cabinets, double sided Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		4			8ft Fume Hood Combo Shash, Acid/base		CS/CI	78	36	80	f	120	1	20					X	X			
		5			minus twenty freezer			30	36	83	F	120	1	20		X							
		6			2 undercounter fridg.			24	30	28	F	120	1	6ea.									
		7			Light Cycler	Molecular Dev.		60	30	30	B	120	1	20			X						
		8			Imager	Molecular Dev.		60	30	30	B	120	1	20			X						
		9			2 under counter precition incubators	VWR		30	30	29	F	120	1	13 ea.									
		10			qty 2 Minus 80 freezers			40	36	80	F	208	1	13ea	X	X

Room Use Room Eauip. Sq Ft| l&mlpwwt Pwcriptlon | MakafMocM Yonder Dimensions Placement I Seetrieal I Plumbing | Num Num I^Bi Sliiflil Supplier w d tl voftege phaaa amp alarm 222SL data aaa vac air watai watte BTU ?1 power Lose i i iS s i l k | I ? 8 JentfrtopEndasure wrfeQh station 46 30 36 8 110 1 20 9 2 Biotagfl inelnjinenta 60 30 40 8 110 20 X 10 4 vac pumps 20 18 16 hood 110 1 20 11 4BueMRatoUapa 30 30 38 hood 110 1 20 12 2uncf#rcount»frlda, 24 30 34 F 110 • 1 20 13 1 Precision Incubator 90 30 30 F 110 1 20 STORAGE-CHEM 241 139 1 Storage st\atvae2&Sft K8t3ft DRY CHEM STOR 242 116 1 7-Ctem Storese Units < Vented 36 IS 76 t 2 Tables atom) wail TO ALLOW FOR csia 30 86 36 floor 120 1 20 1 STOVENT STOR 244 160 1 ? 8ft Walk-In Fume Hood Combo Shash CS/CI 104 36 96 f 120 1 20 X X 2 flamable Storage Cabinets toon vented 65 22 52 F STRUCTURAL 245 4€6 in cz 1 Catoworit base cabinet*, akmg wall well mounted Reagant shelves, Vac turned CSfCl 120 1 • 4X20 X I— 2 Casework Pecular Island baee cabinets, double sided Reagent shelves, Vac Turret itokl TOeep csct 120 1 4X20 X 3 Caaaiwaift Peculiar island base cabinets, double sxfod Raegant shakes, Vac Twat cant 120 1 4X20 X | 4 2undercounierre(fe. 24 28 28 120 1 2x8a j $ VWROetiBox 72 30 78 120 ded£0 I X 6 Rlj/Mad Incubator 30 30 78 120 1 13 —I 1 Mosquito bench too robot 48 30 30 120 1 8 X I COLO RM. BIO 246 76 ? outlet stripe along two walls interlocked mf controller cs/ci 48 120 10ea. Metro neks along two walla C9C\ 96 30 60 PHARMOCLAB 253 1150 ‘ 1 ‘ Casework base cabfaeta, along vwll weilnwuntad Reegentehetves.V»e Turret CSfCt 120 1 4X20 X 2 Cesework-besecanfnets.wf stok-KTtfeap. ROfeeA double row wait shelves. Vac Turret cs/ct 120 1 2X20 X 3 Caaework Peculiar Wand base cabinets, double aided RaagentaMves. VacVuiret csra 120 1 4X20 X 4 6ft Fume Hood Comte ShaahAedfease CS/C3 76 38 jkT 1 120 1 20 X X 5 minus twenty freezer 30 38 83 F 120 1 20 X 6 2 urxSeroountar frkjp. 24 30 28 F 120 1 6ea. —— 7 UoMOrter MMecutet Oaw. 60 30 30 8 120 1 20 X 8 Imager Molecular Dev. 60 30 30 B 120 1 20 X 9 ~ 2 under counter preeWon incubators VWR 30 30 29 F 120 1 13 ee. 10 3W 2 Mlnue 60 freeaers 40 36 80 F 288 1 13ee X X

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	Dimensions w	d	h	Placement	voltage	phase	Electrical amp	alarm	emerg power	data	gas	Plumbing vac	air	water	waste	BTU Loss
					NOTE Contractor Supplied /Contractor Installed Equipment (CS/CI)																		
		11			Floor Centrifuge	Beckman		30	40	80	F	208	1	30									
		12			New Brunswick floor Shaker	New Brunswick		48	36	60	F	110	1	11									
TC LAB HALL	255		256																				
		1			Qty-6- Metro Wire storage rack			48	72	18	F												
MEDIA PREP	256		107																				
		1			Casework base cabinets, along wall wall mounted Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		2			Casework -base cabinets, w/ sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	2X20					X				
TC LAB #3	257		250																				
		1			Casework -base cabinets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
		2			6' BSC CL2 A/B3 Qty-2	Starfgard		61	34	94	floor	120	1	18					X				
		3			4' BSC CL2 A/B3 Qty-1	Starfgard		65	34	94	floor	120	1	18					X				
		4			Inc. Double stack(Qty-3)			28	29	80	floor	120	1	10	X	X		Co2					
		5			Microscope TABLE			24	24	30	floor	120	1	10									
COLD RM PHMA	258		232																				
		1			Outlet strips along 2 walls Interlocked w/controler		CS/CI	48				120	1	10ea									
		2			Metro racks along two walls		CS/CI	16'															
TC LAB #2	259		2432																				
		1			Casework - base cabinets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
		2			6' BSC CL2 A/B3 Qty-2	Starfgard		61	34	94	floor	120	1	18					X				
		3			4' BSC CL2 A/B3 Qty-1	Starfgard		65	34	94	floor	120	1	18					X				
		4			Inc. Double stack(Qty-3)			26	29	80	floor	120	1	10	X	X		Co2					
		5			Microscope TABLE			24	24	30	floor	120	1	10									
TC LAB #1	260		240																				
		1			Casework -base cabinets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
		2			6' BSC CL2 A/B3 Qty-1	Starfgard		61	34	94	floor	120	1	18					X				
		3			4' BSC CL2 A/B3 Qty-1	Starfgard		65	34	94	floor	120	1	18					X				
		4			Inc. Double stack(Qty-3)			28	29	80	floor	120	1	10	X	X		Co2					
		5			Microscope TABLE			24	24	30	floor	120	1	10									
BIO LAB	272		2505																				
		1			Casework Peculiar Island base cabinets, double sided Reagent shelves, Vac Turret		CS/CI					120	1	4X20					X				
		2			Casework -base cabinets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
		3			Metro Wire storage rack		CS/CI	60	72	18	F												
		4			6ft Fume Hood Combo Shash, Acid/base & Pump cab		CS/CI	78	36	80	F	120	1	20					X	X			
		5			22 under counter fridge			30	28	28	F	120	1	8 ea.									
		6			3 Sanyo Bio-med Freezers			30	30	72	F	120	1	13 ea.									
		7			minus twenty freezer full size			33	30	66	F	120	1	12		X							
		8			Spectro-Max			36	30	36	B	110	1	10			X						
		9			Light Box			36	30	12	B	110	1	5									
		10			Image Quant			48	30	28	B	110	1	12			X						
		11			4 water baths 2 platform rockers 16' bench			16'	30	20	B	110	1	5ea.

Room Use Room Equip- Sq FT) lEgulpnwnt Description I MafceModel Vendor Dimensions Placement 1 slectrlcel 1 Plumbini L— Num Num aiiu-‘id Supplier w d h vtftaoa phase amp atanw «W*FB data fl— we air wat» wests 8TU ??? I power Loss NOTE Contractor Sttppftafl ^Contractor tnatt iHed Enutpmenl ICSJC1) ! 11 Floor Cattftifle Badunan 30 40 60 F 208 1 30 12 New 8runatfek floor Shatter NewCNunsiMck 48 30 GO F 110 n 11 TC LAB HALL 255 256 1 Qly«6- Mow Wire storage rack 43 72 18 F MEDIA PREP 256 107 1 Casework base cabinet*, along wail wall mounted Reagent shelves. Vsc Turn* CS/C! 120 1 4X20 X 2 casework -base canWls. W sSnK-ICdeep, ROfeed. doutferowwsU shelves, VacTurret CS/CI 120 1 2X20 X TC LAB#3 257 250 1 Cgaowork -base canlnet^ sjrfMC’ deep, RO toad, double row woli shelves, Vsc Turret csta 120 1 3x20 X 2 6* BSC CX2 A/B3 Qtv-2 Btarfoard 81 34 84 floor 120 1 18 X 3 4’ BSC CL2 A/B3 QtV-1 SterBoard «5 34 94 floor 120 1 18 X 4 Inc. Ooubte stack (Oly-3) 28 29 80 floor 120 1 10 X X Cog 5 Mtomwcope TABLE 24 24 30 floor 120 1 10 COLDRMPHMA 258 isa 1 Outlet atrfos atorw 2 walls totartocfced wtanMer CSfCi 48 120 i 10ea 2 Metro racks akmu two walls CS/CI ie* ~ Tb LAB #2 259 2432 tzz d 1 Casework-basocanineis, sink 10’deep. ROfeed. doubts row ubU shelves, Vee Turret csrci 120 i 3x20 i—”” ? I X 2 61 BSC SX2 A/B3 Qt*-2 Steriloard 81 34 04 floor 120 1 18 X 3 4’BSC02A®3QtV-1 Stsrtaaid 65 34 94 floor 120 1 18 X 4 Inc. Double cteck(Qty-3) 26 29 80 floor 120 1 10 x~ x^ Co2 5 Mtaosscopa TABLE 24 24 30 floor 120 1 10 1 TC LAB #1 260 240 1 1 sink-10* deep. ROfeed, efoubfe row wall shelves, Vac Turret CSfCI 120 1 3x20 j X 2 tf 8SC OLZ AI83 Qty-1 Startaard 81 34 94 floor 120 18 X 3 4* BSC CL2 A/B3 Ot¥*1 Sterifeiaid 65 34 94 floor 120 18 X ! 1 4 Inc. Double stac*(Qty-3) 26 29 80 floor 120 1 10 ? X X Co2 Zj 5 MtoosaecpeTABLE 24 24 30 floor 120 10 nj BIO LAB 272 £$05 I 1 £asawor* Peculiar island baseeabineis, double tided Reagent shelves. Vac Turret CS/CI 120 1 4X20 X 2 tasewofk’baMcanirwle, sink-10* deep. ROtsed. double rowwatt shelves, Vac Turret CS/CI 120 1 *r?n X 3 Metro Wire storage raek CS/CI 60 72 JL F 4 6ft Fume Hood Combo Shash, Acid/base & Pump cab CSCf 79 36 80 F 120 1 20 X X 5 22 under counter fridgs 30 28 23 F 120 1 Sea. “IT” 3 Sanyo Bio made Freezers 30 30 72 F 120 1 13 ea. 7 minus twenty freezer full size 33 30 66 F 120 1 12 X 8 Speetro-MBX 36 30 38 B 110 1 10 X 9 Light Box 36 30 12 B 110 1 5 10 Imaae Quart 48 30 28 B 110 1 12 X mz 11 . 4 watar baths 2 ptatfom rockers W bench ir 30 20 B 110 1 Sea

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	Dimensions w	d	h	Placement	voltage	Electrical phase	amp	alarm	emerg power	data	gas	Plumbing vac	air	water	waste	BTU Loss
					NOTE:Contractor Supplied /Contractor Installed Equipment (CS/CI)																		
		12			Mill Q Polisher			24	24	30	W	110	1	4							X	X	
		13			Stratogene 3005P			35	30	30	B	110	1	8			X						
		14			Li-Cor Odfesy Scanner			15	18	8	B	110	1	3			X						
		15			2 Allega Centrifuges bench top	Beckman		72	30	36	B	208	1	9 ea.									
		16			Sanyo Lab Cool Single door Deli	Sanyo		38	38	78	F	110	1	14									
		17			Forma Incubator Floor	Forma		40	38	88	F	208	1	15									
		18			3 Door Deli Box w/ equipment inside	Revco		7'	36	80	F	110	1	20x2			X						
		19			Single Door Deli Box	Revco		28	30	80	F	110	1	12									
		20			Incubator	Sanyo		33	36	78	F	110	1	13									
		21			Single Door Deli Box	Revco		30	38	78	F	110	1	12									
		22			Cryo Chamber and tank			60	33	60	F	110	1	3	X	X							
		23			Mauldi w/ work station			60	30	48	F	110	1	20			X						
		24			Ice Machine	Scottsman		38	36	60	F	110	1	13		X					V	X	
		25			dry ice bin			27	18	56	F												
		26			Qty 3 minus 80 freezers	Revco		40	36	80	F	208	1	13	X	X							
		27			New Brunswick floor shaker	New Brunswick		48	30	60	F	110	1	12									
		28			Large Floor Inc. Shaker			61	40	60	F	208	1	2x20									
		29			Qty 2 Floor Centrifuges RC 5 s			30	40	60	F	208	1	2x30									
		30			Ultra floor centrifuge	Beckman		40	38	50	F	208	1	30									
SCOPE RM	273		121																				
		1			Casework -base caninets, 30"AFF double row wall shelves,		CS/CI					120	1	3x20					X				
RAD RM BIO	275		217																				
		1			Casework -base caninets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
		2			6ft Fume Hood Combo Shash, Acid/base & Pump cab		CS/CI	78	36	60	F	120	1	20					X	X			
		3			Fuji Film Scanner			30	30	30	B	120	1	6			X						
		4			Hybridization counter			30	30	40	B	120	1	6									
DRK ROOM	273A		118																				
		1			Casework -base caninets, sink-10" deep, RO feed, double row wall shelves, Vac Turret		CS/CI					120	1	3x20					X				
See Comments for details AJB to provide Cuts		2			X-O-MAT	KODAK	3500	24	65	48	B	120	1	2@20							X	FD	
Reception	210		601																				
Conf Room	211		230																				
		1			Black out shades		CS/CI																
Conf Room	212		230																				
		1			Black out shades		CS/CI																
		2			6' electric shade ceiling mounted		CS/CI																
		3																					
Meeting Room	213		102																				
OFFICE	214		103																				
OFFICE	217		96																				
OPEN OFFICE	218		1285																				
OFFICE	219		98

Room Use 1 Room Equip. Sq. FT Equipment Description Make Model Vendor Dimeensons Placement Electrical Plumbing iki’liill Wliil Finish Supplier w d Ii voitana phase amp alarm emerg data gas vac air water Will •grar level power Loss NOTECotfraetur Supplied contractor Installed Equipment (CS/C1) 12 Ulffl Q Pof(ber 24 24 30 W 110 1 4 ‘ ~x~ X 13 Slratogane30Q5P 38 30 30 e 110 1 8 X 14 LkCor Oddesy Scanner 18 18 6 B 110 1 3 X 15 2 Atenu CenHfaues bentf top Beckman 72 30 36 B 208 1 See. 16 Sanyo Lab Oool Single door Den Sanya 38 38 78 F 110 1 14 17 Foana IncuMor Row terma 40 36 88 F 208 1 15 it 3 Door Oell Box equipment inside Revco r 36 60 F 110 1 20x2 X 19 Single Door Defl Box tevco 28 30 80 F 110 1 12 20 neubator Sanyo 33 38 78 F 110 1 13 21 ? Shftfe Door OaH Box tons 30 35 78 F 110 1 12 Cryo Chamber end tank 60 33 50 F 110 1 3 X X 23 ttauldl W wortc station 60 30 48 F. 110 1 20 X 24 Ice Machine SeoHsman 36 36 60 F 110 1 13 X V X 25 dtyfcebin 27 18 55 F 7& C*» 3 irtfiw 601<eama Ravoo 40 38 80 F 208 1 13 ~“x~~ J~y 27 taw Brunswick floor shaker New Brunswick <6 30 60 F 110 1 12 28 Larne Floor inc. Shaker 51 40 60 F 208 1 2x20 rr 29 Qty2 Floor Centrifugea RC Ss 30 40 60 F 208 1 2x30 36 Win floor centftoae Beckman 40 36 60 F 208 1 30 SCOPE RM 273 121 1 Cataworit -Snta canlnet*. 307»FF double row waH shelves. CS/Ci 120 1 3X20 X rAd RM 6l6 275 1 casework -base caninets. alnk’10* deep, ROfeed, double raw mil shelves, Vee Turret csrct 120 1 3x20 X 2 8ft Rime Hood Combo She*. Aodfbeee & Pumo cab c$tt\ 78 36 60 F 120 1 20 X X 3 FuB Frtm Scanner 30 30 30 B 120 1 6 X i 4 Hybridization counter 30 30 40 8 120 1 8 DRK ROOM 273A 118 1 tiaseworfc ~4asa canfnsts, alnk-10* deep. RO feed, double raw waH sbetvee,vec Turret cstn 120 1 3x20 X J Sco Cwrunenls tor detail* AJB (u ixovicta Cuts 2 X-C4IAT KOOAK 3500 24 6S 48 B 120 1 X FO Reckon 210 601 Conf Room 211 ~230~ ~*T~ Black cut shades CSfCI Conf Room 212 ~230~ 1 Black out shades cs/a 2 6* electric shade ceding mounted c»ei 3 Meeting Room IfT ~TGT OFFICE 214 ito oFttefe 217 96 OPEN OFFICE 218 1286 OFFICE 219 -§r I I

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	Dimensions w	d	h	Placement	Electrical voltage	phase	amp	alarm	emerg power	data	gas	Plumbing vac	air	water	waste	BTU Loss
					NOTE:Contractor Supplied /Contractor Installed Equipment (CS/CI)																		
OFFICE	220		101																				
OFFICE	221		95																				
OFFICE	222		95																				
OPEN OFFICE	229		800																				
EX OFFICE	231		177																				
EX OFFICE	232		167																				
EX OFFICE	233		177																				
STORAGE	234		82																				
OFFICE-DOUBLE	235		134																				
EX OFFICE	236		161																				
OFFICE	237		110																				
OPEN OFFICE	247		782																				
OFFICE	250		95																				
OFFICE	251		98																				
OFFICE	252		98																				
OPEN OFFICE	253		521																				
OFFICE CORR	268		167																				
OFFICE	267		80																				
OFFICE	258		101																				
OFFICE	269		98																				
OFFICE	270		80																				
CLOSET	271		12																				
OFFICE	217A		88																				
OFICE	217B		90																				
OFFICE	252A		96																				
SERVER ROOM	215		128																				
		1			30 amp twist lock rec. mounted behind rack							208	1	30		X							
		2			30 amp Munted on wall in open area							208	1	30									
		3			Qty 4-110V outlets							110	1	20ea		X							
		4			two work outlets							110	1	10ea									
		5			Card reader on door Hardware installed		CS/CI																
		6			3 ton split cooling		CS/CI									X							
MAIL / COPY	216		111																				
		1			Shard-it Bin			24	24	30													
		2			Floor Copier			43	43	60		110	1	11			X						
CORRIDOR	223		670																				
LUNCH ROOM	227		543																				
		1			Expresso Machine			20	20	25		208	1	20									
STAIR LIFT	228		158																				
EGRES STAIRS	230		92																				
CORRIDOR	249		245																				
TEL CLOSET	254		39

Room Use Room Equip. SqFT isatflament DMcripQon AMwModet Van dor ? DUneraloM Piscwnwtf ! ElaeMea) I Ptumblna } IlI’IiiI h’l’hil . Supplier W d tl vottspe phase amp alvm awwi data 6M vac air wratai waete BTU IL^J power Tom KQTEAontowtot Sutttiiod /Cci»srat*or Visaed Eooitmwd (CSrCO ‘ OFFICE 220 101 OFFICE 221 95 OFFICE m 95 OPEN OFFICE 229 800 EX OFFICE 231 177 EX OFFICE 232 167 EX OFFICE 233 ifr STORAGE 234 82 OFFICE-DOUBLE 235 134 EX OFFICE 236 161 OFFICE Si? 110 r 1 bPEN OFFICE 24> 782 OFFICE 250 95 OFFICE 2!>1 96 OFFICE 25i 96 . . tl open 6ffic£ 263 521 1 OFFICE CORR 266 167 OFFICfe 267 80 OFFICE 268 Gffice 263 98 OFFICE 270 80 Closet 271 12 OFFICE 217A OFICE 21 “m 90 OFFICE 252A 96 SERVER ROOM 215 128 ?i 30 amp twist loefcrec. mounted behind t*d 206 1 90 X 1 2 30 «mp liiUmtod on wad tn open 208 1 30 3 Qtv 4-110V outline 110 1 20ea X I 4 two work oul fete 110 1 10m i 5 Card reader on door Hardware installed CSfCI 1 ?—”“i 6 3 ton split cooling l CS/CI X i MAIL/COPY “216” 111 I ! 1 1 1 ShsnMtOn a» ““atT 30 2 Floor Copier 43 43 60 110 1 11 X CORfclbbR 223 670 LUNCHROOM ~2ZT 543 i 1 Exorosco Machine 80 20 25 208 ~ 1”~ ao STAIR LIFT ~22B~ 1S6 EGR&S STAIRS ~235~ 92 — CORRIDOR 249 245 TEL CLOSET 254 39

Room Use loom Equip. Sq FT Equipment Deecriptlon MskeModel Vender HVAC Notes: Num Num nntsh Supplier Exhaust Nher liVM Requited NOTECoolfattof Su&Ditort /Conductor Insb Hied Eaoiomem (CS/CI) LEAD DISCOVER1 224 1383 1 t.‘asavwrn—base canlnets. w sWMQ“deep, ROteed, dmAta rowwall shelves, VacTunei CStti Outlets in Knee Saocae for UC ref 2 8ft Fume Hood Combo Shash. Addft»te Bv Contactor cs/c? 3 Allegra centrifuge Seckmsn N6MA630 Bench top centrifuge 4 Chest Freezer Sanyo NEMA&20 5 Qty. 2 «8Q upright ftootont Sanyo NEMA6-20 a Minus 80 toner Ravoo 7 Minus 80 fieeaer New Brunswick NEMA6-2C Toe Court with own tabta 9 Top Count with own table to Hate Sealer on 8’table 100 PSI reacted «%h rea. 11 Bb*Mlcio lab on S’ table 12 Jtomlitoft Robot Oft 12 d Table taaifc sufon 100FSIwJrea. 13 Bravo Uoufd Handler om own table 1V*36” 14 8mvoon4*tabie 15 Wiegh Station on & table 16 under oounterRef. outlet in knee speoe 17 VWR Stale doordeS box VWR 18 Thenno Incubator Thermo 19 Hamilton o*i 8* lottoing table 20 Echo with PMeetadta on 6tt26Ubte 100FS1 with Rea. 21 Sdnlalation Counter work statTonfcomoouter RAO ROOM LO 225 172 1 CaBwwrt;—Epoxy Top on legs -no bee* cannata Baeacabfw •ink-10* deep. RO feed, double row wail shstves, Vac Turret CS/CI Outlets in Knee Saoeee for UC ref 2 4(1 Fume Hood Combo Shash, Addibase 8v Contactor cs/ci 3 Qty 2 Under counter fridg ENZYMOLOGY 226 7/8 1 Casework—base caninets. W •fafc-10* dsep, ROfeed, double row wall «Mvee.Va&Tunet CSfCI OuOete In Knee Saoeeefor UC ref 2 Qty-3. Casework Peculiar island base cabinets, doublesided Reagentstieivee,VacTurret CS/CI Outlets In KneeSeoceeforUC ref Two Ckts per side plus one for sink area 3 desewoik base cabinets, along wall Hat mounted Reagent shelves. Vac Tunet cs/ci Outlets In Knee Saocae for UC ref TtooCktspsr side plus one far eMkeiea 4 Under counter fridg. Outlets In knee hole CHEMISTRY LAB 240 1742 1 Casework base cabtnets single skledReagenl shelves, Vac Turrets, 8 sinks total in room 10* deep CS/CI Outlets In Knee Saoeee for UC ref ttw Ckts per aide plus one far sink area 2 Casework Paccar Wand base cabinets, doubts sJdad Reagent shelves, Use Turret cs/ci Outlets in Knee Saoeee for UC ref TV* Ckts per side plus one far ah* area 3 Qty-8- Wl Fume Hood Combo Shasrt. Addtaase & Pumo cab CS/CI 1060 CFM 0.10SP N2from Header 4 8ft Waft-In Fume Hood Combo Shash cs/ci SS Floor and Grewtf no Bar 5 Qty. 2 Maas spectrometers Agilent 1QOCFMPOU l£MAfr20 HtahpresureMio. From header H0v for compute € Ramabte Cabinet 7 HPLC NEMA 5-20

Room Use Room Equip. Sq FT Equipment Description Make/Medal Vendor HVAC Notea: Num Num nnfsn SuDBHar Exhaust Mher Levta Required NOTE Contractor Supotad’Contractor installed £auit)niiini(CSfO) 6 eenchtopEnciBcuie wieghstation 9 2 Btotajje hstnimants 2 Srtorieet Exhaust NEMA5-20 10 4 vac pumps hood exhaust NEMA5-20 11 4 Buchi RoteVaps hood extant M5MA3-20 12 2 undercounter fitog. Knee hole in Cabinets 13 1 Precision Incubater STORAG&CHEM 241 139 1 Storage shelves 26Sfl 1«3R DRY CHEM STOR 242 118 1 3 g S i i 7X4‘ventfiS0CFM 2 fables ah»e was TO ALLOW FOR CSfCI 2ahaSvea, putg mold. 1 drawbaee 1Cebinet beat 1 STOVENT STblt 244 160 1 Bit Walk -In Fuma Hood Combo Shash CS/CI SS Floor and Grounding 68> 2 2-Ram tele Stoiaae Cabinets/non varied STRUCTURAL 245 466 1 Casework base eabtaeta. along Mil wall mounted Reaflentshelvas.Nfac Turret CS/CI Outlets in Knee Saocee for UC ref Tv« Ckts per side plua one to sink ares 2 Go* work Peculiar Island base cabinet*, double sided Reagent shelves, Vac Turret sink 10*deap cao Outlets In Knee Seoces for UC ref Two Clits per side plus one for sbft are* 3 Cneowork Peculiar island basecabinets, double sided Reagent thrives. Vac Turret CS/CI Outiets in Knee Saoces for UC ref Two CMs per side pJus one for sink area 4 2 underaninter ref*. outlets in knee hole § wmoanBcK FPLC inside 6 RU/Med incubator 7 MoeQuto bacnch top robot COLD RM. BIO 246 76 outlet strips afeng two wals interlocked nf control er CS/CI Mefro cades tfong two wails C8/CI PHARMOCLAB 2Si 1 Casework base cabinets, along well waU mounted Reagent shelves. Vac TuntH CS/CI Outfets in Knee Saooes lor UC ref Two CKts per dde phis one to sirik area 2 tasemodc-beeecervnets, w* rfnk-KTdeep, ROfeed. doubta row waN shelves. Vac Turret CS/CI Outlets in Knse Saocea to UC rel 3 Casework Peculiar island basecabinela. double aided fteaoertsheWes, Vac Turret CS/CI Otrtets in Knee Ssoces to UC ref Two CMs per sda p?us one to wik area 4 eft Fume Hoed Combo Shash.Addfease cs/a 5 minus twenty freezer 6 2 uodercowdar fitoa. outfat In knee hole undar cabinsts 7 light Cyder Molecular Dev. Room needed under bench to acesorieswtoower 8 Imagw Molecular Dev. 9 2 under counter pradtion incubators WVR 10 qty 2 Minus 80 freezers

Room Use Room Equip. 5q FI”! i&autorMnt Description j MakeModel Vendor I HVAC Motes: Num Num ?MU ill!.ill luppller “1 Exhaust Other ??i I ! RsquliM NOT6CmlraODf SuooTicd.‘Coritradorlits4aIlc?dequ>iJmcnl(C£Va) I 11 floorCsWfu8e Beckman wffloetNEMA# 12 New BwtwwJcfcftoor Shaker NewBtunsekk TC LAB HALL 255 256 1 Qtv-6- Metro Wire stomas rack MEDIA PREP 256 Myr 1 Casework bees cetf nets, along waB ml mounted Reagent sheVes, Vac Turret CS/CI Outlets in Knee Ssoessfor uc ref Two CM* per side plus one lor sink area 2 Casework >bese cenlnets, sinfc-lO*deep, ROfeed, double row wail shelves, Vac Turret cs/a Outlets in Knee Seocea for UC raf TCLAB#3 257 250 1 Casework -base caninets, sink-10’deep. ROfeed, double row well ehaives, Vac Turret cs/a Outlets In Knee Seoees lor UC ref 2 PssccuAAsaty-a Stefflcad 3 4*BSCCL2A/B30W-1 Sttrtaard 4 inc. Double ctack{Qfy-3} 5 Mtoaeaoope TABLE COLO RM PHMA 258 £32 i Outlet strips atona 2 vails intertocked tufeontoler cs/ci 2 Metro recks along two walls csta TC LA6#2 259 2432 1 Casework—base carutnets, sink-10* deep, RO feed, double raw well afceNes. Vac Turret cs/a Outlets in Knee Seoces for UC ref 2 6* BSC CL2 A/B3 Qtv-2 Steitaard 3 4’ BSC CL2 A/B3 CBv-1 Sterflcwd 4 Inc. Double stack(Qty-3) 5 Miorow cope TABLE TCLAB#1 260 240 1 smk-10’ deep, RO feed, double rowwall shelves. Vac Turret CS/CI Outlets in Knee Seocea toUCraf 2 6aBSCCL2AJB3Qty-1 Starilaard 3 4’ BSC CL2 A/S3 QtV<1 Steritaard 4 Inc. Double stack(Qty3) 5 Mierossoops TABLE 1 BIO LAB 272 260S 1 Casework Peculiar (tie nd base cabinets, double tided Reeoent shelves. Vac Turret CSfCI Outlets in Knee Seoces for uc ret Two Ckls per side plus enefor sink area 2 Casework-base oeninete, Shk-lO*deep, ROfeed, double raw wall shelves. Vac Turret cs/a OutMs in Knee Seocea for UC ref 3 Metro Wire storage rack cs/a 4 6fl Fume Hood Combo Stash, Addfesee ft Pumo cab cs/a 1080 CPM A.10SP N2 from Haeder 5 22 under cow mer ffidos May need to stack some Iflce they are now 6 3 Sanyo Bio-med Freezers 7 minus twenty freezer full size 8 Spsctr»Max 9 UoMBok 10 Imeoe Quant 11 4 water b*W»2 platform tochers 1C bench

Room Use Room Equip. Sq FT leauipmwtt Description j MafeaModel Vendor HVAC Motes; liUiUl h’l’lul i\ilHil j Supplier Exhaust Other I Required NOTE Contractor Supjjliwl /Conlraclor Inaialled Ecuipmenl (CS/CI) | 12 KMIQ Polisher Mount over sink wfRO tap and cutlet 13 SMogensaOOSP w/work nation 14 U-CorOddasv Scanner 15 2 Afierga Centrifuges bsndi tee tookinafl Name M0 16 Sanyo Lab Cool Sinaia doer Del Sanya 17 ’orma Incubator Floor Foma 18 3 Doer Del Be* wfecuipmont inride to/oo S7” table next to tf work station 2 20 amp dr. 19 Stale OoorDefi Box Ravce 20 Incubator Sanyo 21 Sinsfle Door Deti Box Raveo 22 Ovo Chamber end tank 23 Mauldi wtf woik station 24 fee Me china Scottsraan floor diaJnwWi filter oh«sH wilh shut off 25 dry ice bin 26 Qty 9 minus BO freezers Revco 1st New Brunawidt floor shafcar New Brunswick 26 Large Root I no. Shaker requires 2 640 leoectaetas 29 Qty 2 Floor Centrifuges RC 5 s wilt eat rec.NEMA 30 Ulua floor cenWu 98 Beckman SCOPE RM 273 121 ‘ 1 Casework-base eanineta.MTAFF double rw wan ahelvee, cs/ci Mora knee spaces end 06 anddaskNgM min 4 scope stations RAO RM BIO 275 217 1 tiasawvk-base cenmets. sink-1 (T deep. ROIeed, double row wen Selves, Vac Turret cs/a Outlets in Knee Saocos for UC ref 2 6ft Puma Hood combo Shash, Acidrbase & Pump cab cs/a 1080 CFM «.10SP N2 from Header 3 Fuji Fflm Scanner 4 Hybrfdhatbn counter I ORK ROOM 2liA 118 “ 1 1 casemrk -base cermets, «nk’1CPdaep. ROfeed. double row wiishdvw. Vac Turret cs/a Outlets in Knee Saocae for UC ref See Comments fair eMails MB la nrovirfri Cuts 2 X-O-MAT KODAK 3500 100cJm Need to have hole In wall, two city Mater connection Mtow counter. 4* EXH CONNECTION, OUT LET BELOW ON 24HR TIMER Recption 210 i 601 Conf Room 211 230 1 Black out shades cs/a Conf Room S12 230 ~T~ Blackout shades cs/a 2 6’ electric shade oafiing mounted cs/ci 3 Meeting Room 213 102 OFFICE 214 103 OFFICE S17 96 OPEN OFFICE 218 1285 OFFICE 219 98

Constellation Pharmaceuticals
Exhibit #1 to Work Letter
Equipment Matrix

Room Use	Room Num	Equip. Num	Sq FT	Finish Level	Equipment Description	Make/Model Supplier	Vendor	HVAC Exhaust Required	Other	Notes:
					NOTE:Contractor Supplied /Contractor Installed Equipment (CS/CI)					
OFFICE	220		101							
OFFICE	221		95							
OFFICE	222		95							
OPEN OFFICE	229		800							
EX OFFICE	231		177							
EX OFFICE	232		167							
EX OFFICE	233		177							
STORAGE	234		82							
OFFICE-DOUBLE	235		134							
EX OFFICE	236		161							
OFFICE	237		110							
OPEN OFFICE	247		782							
OFFICE	250		95							
OFFICE	251		96							
OFFICE	252		96							
OPEN OFFICE	263		521							
OFFICE CORR	266		167							
OFFICE	267		80							
OFFICE	268		101							
OFFICE	269		98							
OFFICE	270		80							
CLOSET	271		12							
OFFICE	217A		88							
OFICE	217B		90							
OFFICE	252A		96							
SERVER ROOM	215		128							
		1			30 amp twist lock rec. mounted behind rack					
		2			30 amp Munted on wall in open area					
		3			Qty 4-110V outlets					
		4			two work outlets					
		5			Card reader on door Hardware installed		CS/CI			
		6			3 ton split cooling		CS/CI			
MAIL / COPY	216		111							
		1			Shard-it Bin					
		2			Floor Copier					
CORRIDOR	223		670							
LUNCH ROOM	227		543							
		1			Expresso Machine				6-20 R	
STAIR LIFT	228		158							
EGRES STAIRS	230		92							
CORRIDOR	249		245							
TEL CLOSET	254		39

Constellation Pharmaceutical Exhibit #1 to Work Letter Equipment Matrix Room Use Rooml Equip.! Sq FT (Equipment Oncrtotlon i Make/Model Vendor HVAC Meteei Ll’liil Ikl’tnl ifilMil Supplier exhsuct Other ??1 HiU ftequlred N0TH:Conlraf*» SuppBod /Cortrador insulted SrtMPrnenl {CS/CI) I dFtitE 220 101 OFFICE iii 95 OFFICE 222 95 OPEN OFFICE 229 600 EX OFFICE 291 177 OFFICE 232 167 EX OFFICE 23$ 177 STORAGE 234 82 OFFICE-DOUBLE 23$ 134 EX OFFICE 236 161 OFFICE 237 at OPEN OFFICE 247 iti OFFICE 250 95 OFFICE 251 96 OFFICE 96 OPEN OFFICE 264 521 OFFICE CORR 266 167 OFFICE 267 80 268 101 OFFICE 269 98 OFFICE 270 80 CLOSET 271 12 OFFICE 21?A 88 OFFICE 217B 66 OFFICE 2S2A 96 SERVER ROOM 215 128 1 30 amp fowl tocH rec. mounted behind rack 2 30 amp Muntsd on wafi in open area S’ Qtv4-11QV ouOrts 4 two work outtats 5 Card readar on door Hardware installed CS/Ci 6 3ton*p»Mcooln9 cs/ci MAIL /COPY 216 111 ~T~~ Slwd-fcBin ‘””“it Floor Copier CORRIDOR “223” “675” LUNCH ROOM 527 543 ~T~ Sxprewo Machine 6-20 R STAIR UFT 228 1ST EGRES STAIRS 230 92 CORRIOOR 249 245 TEL CLOSET 254 39

Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

Exhibit #2 to Work Letter

Plans and Specifications for Base Building Work

[attached]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Landlord/Tenant Turnkey Scope Allocation Matrix

DESCRIPTION	ALLOCATION
	Landlord	Tenant
SITEWORK
Perimeter sidewalks, street curbs, miscellaneous site furnishings, landscaping and parking	X
Telephone service to main demarcation room from local exchange carrier	X
Domestic sanitary sewer connection to street	X
Lab waste sewer connection to common pH neutralization system	X
Roof storm drainage	X
NStar primary and secondary electrical service	X
NStar gas service	X
Domestic water service to Building	X
Fire protection water service to Building	X
STRUCTURE
Reinforced concrete slab with live load capacity of 115 psf	X
Structural enhancements for specific Tenant load requirements	X
Floor to floor heights ranging from 9’-0” to 14’-0”	X
Structural framing dunnage above roof for Base Building equipment	X
Structural framing dunnage above roof for Tenant equipment subject to Landlord review and approval.	X
Framed openings for Base Building utility risers	X
Framed openings for Tenant utility risers in addition to Base Building subject to Landlord review and approval.	X
Miscellaneous metals items and/or concrete pads for Base Building equipment	X
Miscellaneous metals items and/or concrete pads for Tenant equipment	X
ROOFING
Single ply EPDM roofing system with rigid insulation	X
Roofing penetrations for Base Building equipment/systems	X
Roofing penetrations for Tenant equipment/systems	X
Walkway pads to Base Building equipment	X
Walkway pads to Tenant equipment	X
Roofing alterations due to Tenant changes	X
EXTERIOR
Building exterior consisting of masonry and punched windows	X
Aluminum frames and insulated windows	X
Main Building entrances	X
Loading dock overhead door	X
Acoustic screening of Base Building rooftop equipment	X
Acoustic screening of Tenant rooftop equipment	X
COMMON AREAS
Accessible main entrance	X
First floor finished lobby	X
Upper level elevator lobbies on floors with multiple Tenants within redeveloped space	X

CONFIDENTIAL AND PROPRIETARY. DO NOT COPY OR DISTRIBUTE.

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Landlord/Tenant Turnkey Scope Allocation Matrix

DESCRIPTION	ALLOCATION
	Landlord	Tenant
Core area toilet rooms	X
Janitor’s closets in core areas	X
Electrical closets in core areas	X
IDF connected to secondary demarcation room	X
Primary demarcation room	X
Loading area dock	X
Doors, frames, and hardware at common areas	X
ELEVATORS
One traction passenger elevator with 3,000 lb. capacity	X
One traction freight elevator with 4,500 lb. capacity	X
WINDOW TREATMENT
Furnish and install Building standard blinds for all windows	X
TENANT AREAS
Finishes at inside face of exterior walls	X
Finishes at inside face at Tenant side of core partitions	X
Toilet rooms within Tenant Premises	X
Electrical closets within Tenant Premises	X
Tel/data rooms for interconnection with Tenant tel/data	X
Tenant kitchen areas	X
Modifications to core areas to accommodate Tenant requirements	X
Partitions, ceilings, flooring, painting, finishes, doors, frames, hardware, millwork, casework, and buildout.	X
Fixed or movable casework.	X
Laboratory Equipment including but not limited to biosafety cabinets, autoclaves, glasswashers. In addition to Base Building equipment		X
Chemical Fume Hoods, bench fume hood	X
Finishes at corridors on floors with multiple Tenants within redeveloped space	X
Shaft enclosures for Base Building systems’ risers	X
Shaft enclosures for Tenant risers	X
FIRE PROTECTION
Fire service entrance including fire department connection, alarm valve, and flow protection	X
Core area distribution piping and sprinkler heads	X
Stair distribution piping and sprinkler heads	X
Primary distribution and sprinkler heads adequate to support ordinary hazard (with upturned heads)	X
All run outs, drop heads, and related equipment within Tenant premises	X
Modification of sprinkler piping and head locations to suit Tenant layout and hazard index	X
Specialized extinguishing systems	X
Preaction dry-pipe systems (if required)	X
Fire extinguisher cabinets at core areas	X
Fire extinguisher cabinets in Tenant Premises	X

CONFIDENTIAL AND PROPRIETARY. DO NOT COPY OR DISTRIBUTE.

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Landlord/Tenant Turnkey Scope Allocation Matrix

DESCRIPTION	ALLOCATION
	Landlord	Tenant
PLUMBING
Domestic water service with backflow prevention and Base Building risers	X
Domestic water distribution within Tenant Premises	X
Core restroom plumbing fixtures compliant with accessibility requirements	X
Tenant restroom plumbing fixtures compliant with accessibility requirements (in addition to those provided by the Base Building)	X
Wall hydrants in core areas (where required by code)	X
Tenant metering and sub-metering at Tenant connection	X
Storm drainage system	X
Sanitary waste and vent service	X
Two stage active pH neutralization system (common)	X
Lab waste and vent pipe risers	X
Lab waste and vent pipe distribution serving Tenant Premises	X
Hot water generation for core restrooms	X
Non-potable Hot water generation for Tenant use	X
Central lab air compressor	X
Compressed air piping risers	X
Compressed air pipe distribution in Tenant Premises for specific points of use	X
Central lab vacuum system	X
Lab vacuum pipe risers	X
Lab vacuum pipe distribution in Tenant Premises for specific points of use	X
Tepid water generator	X
Tepid water pipe risers	X
Tepid water pipe distribution in Tenant Premises	X
DI water generator	X
DI water pipe risers	X
DI water pipe distribution in Tenant Premises for specific points of use	X
Manifolds, piping, and other requirements including cylinders, not specifically mentioned above		X
NATURAL GAS
Natural gas service to Building	X
Natural gas service to Base Building boilers	X
Natural gas service to standby generator	X
Natural gas service, pressure regulator and meter for Tenant equipment	X
Natural gas piping from Tenant meter to Tenant Premises or Tenant equipment area.	X
Natural gas pipe distribution within Tenant Premises	X
Natural gas pressure regulator vent pipe riser from valve location through roof	X
HEATING, VENTILATION, AIR CONDITIONING
Central air cooled chilled water plant	X
Chilled water pipe risers	X

CONFIDENTIAL AND PROPRIETARY. DO NOT COPY OR DISTRIBUTE.

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Landlord/Tenant Turnkey Scope Allocation Matrix

DESCRIPTION	ALLOCATION
	Landlord	Tenant
Chilled water pipe distribution within Tenant Premises	X
Central gas fired boiler plant	X
Hot water pipe risers	X
Hot water pipe distribution within Tenant Premises	X
Fan coil units within Tenant Premises	X
Reheat coils within Tenant Premises	X
Fan coil units within core areas	X
Reheat coils within core areas	X
Building Management System (BMS) for core area and Landlord infrastructure	X
BMS (compatible with Landlord’s system) within Tenant Premises and Tenant infrastructure	X
Once-through supply air handling units with 30% prefilters, 85% final filters, chilled water coils, and hot water coils. Units are sized for approximately 1 cfm per usable square foot.	X
Vertical supply air duct distribution	X
Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.	X
Supply air duct distribution, VAV terminals, equipment connections, insulation, air terminals, dampers, hangers, etc. within core areas.	X
Roof mounted laboratory exhaust fans	X
Vertical exhaust air duct risers	X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within Tenant Premises.	X
Exhaust air duct distribution, exhaust air valves, equipment connections, insulation, air terminals, dampers, hangers, etc. within core areas	X
Restroom exhaust for core area restrooms	X
Restroom exhaust for restrooms within Tenant Premises	X
Electric room ventilation system for Base Building electrical closets	X
Electric room ventilation system for electrical closets within Tenant premises	X
Sound attenuation for Base Building infrastructure to comply with Cambridge Noise Ordinance	X
Sound attenuation for Tenant equipment to comply with Cambridge Noise Ordinance	X
Additional/dedicated cooling for Tenant requirements.	X
ELECTRICAL
Electrical utility service to switchgear in 1st floor electrical room	X
3,200 amp, 480/277v bus riser	X
Allocation of bus power for Tenant use (w/sf): o Office fighting – 1.5 o Office power – 4 o Office HVAC – 2 o Lab lighting – 1.5 o Lab power – 12 o Lab HVAC – 2	X
350 kW natural gas generator	X
Sound attenuation for generator to comply with Cambridge Noise	X

CONFIDENTIAL AND PROPRIETARY. DO NOT COPY OR DISTRIBUTE.

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Landlord/Tenant Turnkey Scope Allocation Matrix

ALLOCATION
DESCRIPTION	Landlord	Tenant
Ordinance
Automatic transfer switch for Tenant load - maximum Tenant use is 4 watts per square foot of lab space	X
Standby power distribution within Tenant Premises	X
Lighting and power distribution for core areas	X
Lighting and power distribution for Tenant Premises	X
Meter socket and meter for Tenant bus tie in	X
Common area life safety emergency lighting/signage	X
Tenant Premises life safety emergency lighting/signage	X
Tenant panels, transformers, etc. in addition to Base Building	X
FIRE ALARM
Base Building fire alarm system with devices in core areas	X
Fire alarm sub panels and devices for Tenant Premises with integration into Base Building system	X
Alteration to fire alarm system to facilitate Tenant program	X
TELEPHONE/DATA
Underground local exchange carrier service to primary demarcation room in basement	X
Service from primary demarcation room to secondary demarcation room	X
Intermediate distribution frame rooms on floors 3 and 4, floors 1 and 2 pathways terminate directly in Tenant tel/data rooms	X
Pathways from secondary demarcation room to intermediate distribution frame rooms, where applicable	X
Tenant tel/data rooms	X
Pathways from secondary demarcation room directly into Tenant tel/data rooms		X
Tel/Data cabling from secondary demarcation room to intermediate distribution frame rooms.		X
Tel/Data cabling from secondary demarcation room and/ or intermediate distribution frame rooms to Tenant tel/data room.		X
Fiber optic service for Tenant use		X
Tel/data infrastructure including but not limited to servers, computers, phone systems, switches, routers, MUX panels, equipment racks, ladder racks, etc.		X
Provisioning of circuits and service from service providers		X
Audio visual systems and support		X
Station cabling from Tenant tel/data room to all Tenant locations, within the suite and exterior to the suite, if needed		X
SECURITY
Card access at Building entries	X
Card access into or within Tenant Premises on separate Tenant installed and managed system		X
Video camera coverage of Tenant Premises on separate Tenant installed and managed system		X
Manned security station in lobby	X

CONFIDENTIAL AND PROPRIETARY. DO NOT COPY OR DISTRIBUTE.

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Plans and Specifications for Base Building Work

Number	Title	Date	Revision
T1	Title Sheet	10/5/2009	3
T2.2	Rated Wall Plans Second Floor & Mezzanine	10/5/2009	3
T2.1	Rated Wall Plans Basement & First Floor	10/5/2009	3
T2.3	Rated Wall Plans Third & Fourth Floor	10/5/2009	3
T3	Control Area Plans	10/5/2009	3
T4	Wall Types & Column Details	10/5/2009	3
T5	Code Analysis	10/5/2009	3
A1.B	Construction Plan Basement Floor	10/5/2009	3
A1.1	Construction Plan First Floor	10/5/2009	3
A1.1A	Enlarged Construction Plan First Floor	10/5/2009	3
A1.2	Construction Plan Second Floor	10/5/2009	3
A1.2A	Construction Plan Second Floor	10/5/2009	3
A1.M	Construction Plan Mezzanine Floor	10/5/2009	3
A1.3	Construction Plan Third Floor	10/5/2009	3
A1.4	Construction Plan Fourth Floor - Rear	10/5/2009	3
A1.4A	Construction Plan Fourth Floor - Front	10/5/2009	3
A1.5	Construction Plan Fifth Floor	10/5/2009	3
A1.5A	Construction Roof Plan Fifth Floor	10/5/2009	3
A1.2B	Reflected Ceiling Plan Basement Floor	10/5/2009	3
A2.B	Reflected Ceiling Plan Basement Floor	10/5/2009	3
A2.1	Reflected Ceiling Plan First Floor	10/5/2009	3
A2.2	Reflected Ceiling Plan Second Floor - Rear	10/5/2009	3
A2.2A	Reflected Ceiling Plan Second Floor - Front	10/5/2009	3
A2.M	Reflected Ceiling Plan Mezzanine Plan	10/5/2009	3
A2.3	Reflected Ceiling Plan Third Floor	10/5/2009	3
A2.4	Reflected Ceiling Plan Fourth Floor - Rear	10/5/2009	3
A2.4A	Reflected Ceiling Plan Fourth Floor - Front	10/5/2009	3
A3.B	Finished Floor Plan Basement Floor	10/5/2009	3
A3.1	Finished Floor Plan First Floor	10/5/2009	3
A3.2	Finished Floor Plan Second Floor - Rear	10/5/2009	3
A3.2A	Finished Plan Second Floor - Front	10/5/2009	3
A3.M	Finished Floor Plan Mezzanine Floor	10/5/2009	3
A3.3	Finished Floor Plan Third Floor	10/5/2009	3
A3.4	Finished Floor Plan Fourth Floor - Rear	10/5/2009	3

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Plans and Specifications for Base Building Work

A3.4A	Finished Floor Plan Fourth Floor - Front	10/5/2009	3
A4.1	Furniture & Equipment Plan First Floor	10/5/2009	3
A6.1	Exterior Elevations	10/5/2009	3
A6.2	Coordination Building Sections	10/5/2009	3
A6.3	Coordination Building Sections	10/5/2009	3
A8.1	Toilet Room Details 2nd, 3rd & 4th Floors	10/5/2009	3
A8.2	Toilet Room Details 2nd Floor	10/5/2009	3
A8.3	Toilet Room Details 4th Floor	10/5/2009	3
A9.1	Door Schedule	10/5/2009	3
A-10.1	Sections & Details	10/5/2009	3
A-10.2	Roof Details	10/5/2009	3
S1.01	General Notes - Sheet One	10/5/2009	3
S1.02	General Notes - Sheet Two	10/5/2009	3
S2.01	Basement Plan	10/5/2009	3
S2.02	Part First Floor Framing Plans	10/5/2009	3
S2.03	Part Second Floor Framing Plans	10/5/2009	3
S2.04	Mezzanine Floor Framing Plan	10/5/2009	3
S2.05	Part Third Floor Framing Plan	10/5/2009	3
S2.06	Part Fourth Floor Framing Plan	10/5/2009	3
S2.07	Part Fifth Floor Framing Plan	10/5/2009	3
S2.08	Part Framing Plans	10/5/2009	3
S3.01	Sections and Details 1	10/5/2009	3
S3.02	Sections and Details 2	10/5/2009	3
S3.03	Wall Elevation	10/5/2009	3
FA-0.1	Fire Alarm Legend, Detail and Notes	10/5/2009	3
FA-1.0	Fire Alarm Basement Plan	10/5/2009	3
FA-1.1	Fire Alarm First Floor Plan	10/5/2009	3
FA-1.2	Fire Alarm Second Floor Plan	10/5/2009	3
FA-1.M	Fire Alarm Mezzanine Floor Plan	10/5/2009	3
FA-1.3	Fire Alarm Third Floor Plan	10/5/2009	3
FA-1.4	Fire Alarm Fourth Floor Plan	10/5/2009	3
FA-1.5	Fire Alarm Fifth Floor Plan	10/5/2009	3
FP-0.1	Fire Protection Legend, Detail, and Notes	10/5/2009	3
FP-1.0	Fire Protection Basement Construction Plan	10/5/2009	3
FP-1.1	Fire Protection First Floor Construction Plan	10/5/2009	3
FP-1.2	Fire Protection Second Floor Plan	10/5/2009	3

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Plans and Specifications for Base Building Work

FP-1.M	Fire Protection Mezzanine Floor Plan	10/5/2009	3
FP-1.3	Fire Protection Third Floor Plan	10/5/2009	3
FP-1.4	Fire Protection Fourth Floor Plan	10/5/2009	3
FP-1.5	Fire Protection Fifth Floor Plan	10/5/2009	3
P-0.1	Plumbing Legend, Schedule & Diagram Sheet	10/5/2009	3
P-0.2	Plumbing Riser Diagram Sheet	10/5/2009	3
P-0.3	Plumbing Riser Diagram Sheet	10/5/2009	3
P-0.4	Plumbing Second Floor Part Plans	10/5/2009	3
P-1.0	Plumbing Easement Floor Plan	10/5/2009	3
P-1.1	Plumbing First Floor Plan	10/5/2009	3
P-1.2	Plumbing Second Floor Plan	10/5/2009	3
P-1.M	Plumbing Mezzanine Floor Plan	10/5/2009	3
P-1.3	Plumbing Third Floor Plan	10/5/2009	3
P-1.4	Plumbing Fourth Floor Plan	10/5/2009	3
P-1.5	Plumbing Fifth Floor Plan	10/5/2009	3
H-0.0	HVAC Legend & General Notes Drawing	10/5/2009	3
H-0.1	HVAC Schedules (Sheet 1)	10/5/2009	3
H-0.2	HVAC Schedules (Sheet 2)	10/5/2009	3
H-0.3	HVAC Schedules (Sheet 1 of 2)	10/5/2009	3
H-0.4	HVAC Schedules (Sheet 2 of 2)	10/5/2009	3
H-0.5	HVAC Hot Water Piping Schematic	10/5/2009	3
H-0.6	HVAC Tenant Hot Water and Chilled Water Piping Riser Diagrams	10/5/2009	3
H-0.7	HVAC Chilled Glycol System Piping Schematic	10/5/2009	3
H-0.8	HVAC AHU and LEF Plans	10/5/2009	3
H-1.00	HVAC Basement Level Ductwork and Piping Plan	10/5/2009	3
H-1.10	HVAC First Floor Ductwork Plan	10/5/2009	3
H-1.11	HVAC First Floor Piping Plan	10/5/2009	3
H-1.20	HVAC Second Floor Ductwork Plan	10/5/2009	3
H-1.21	HVAC Second Floor Piping Plan	10/5/2009	3
H-1.MD	HVAC Mezzanine Level Ductwork Plan	10/5/2009	3
H-1.MP	HVAC Mezzanine Level Piping Plan	10/5/2009	3
H-2.Ma	HVAC Mezzanine Level Mechanical Room Part Plan A	10/5/2009	3
H-2.Mb	HVAC Mezzanine Level Mechanical Room Part Plan B	10/5/2009	3
H-2.Mc	HVAC Mezzanine Level Mechanical Room Part Plan C	10/5/2009	3
H-1.30	HVAC Third Floor Ductwork Plan	10/5/2009	3
H-1.31	HVAC Third Floor Piping Plan	10/5/2009	3

Constellation Pharmaceuticals

Exhibit #2 to Work Letter

Plans and Specifications for Base Building Work

H-1.40	HVAC Fouth Floor Ductwork Plan	10/5/2009	3
H-1.41	HVAC Fouth Floor Piping Plan	10/5/2009	3
H-1.5	HVAC Fifth Floor Plan	10/5/2009	3
E-0.1	Electrical Legend & General Notes	10/5/2009	3
E-0.2	Electrical Schedules & Details	10/5/2009	3
E-0.3a	Electrical Schedule	10/5/2009	3
E-0.4	Electrical Second Floor Raceway Routing Plan	10/5/2009	3
E-0.5	Electrical Details	10/5/2009	3
E-1.0	Electrical Basement Lighting Plan	10/5/2009	3
E-1.1	Electrical First Floor Lighting Plan	10/5/2009	3
E-1.2	Electrical Second Floor Lighting Plan	10/5/2009	3
E-1.2M	Electrical Mezzanine Level Lighting Plan	10/5/2009	3
E-1.3	Electrical Third Floor Lighting Flan	10/5/2009	3
E-1.4	Electrical Fourth Floor Lighting Plan	10/5/2009	3
E-1.5	Electrical Fifth Floor Lighting Plan	10/5/2009	3
E-2.0	Electrical Basement Power Plan	10/5/2009	3
E-2.1	Electrical First Floor Power Flan	10/5/2009	3
E-2.2	Electrical Second Floor Power Plan	10/5/2009	3
E-2.2M	Electrical Mezzanine Level Power Plan	10/5/2009	3
E-2.3	Electrical Third Level Power Plan	10/5/2009	3
E-2.4	Electrical Fourth Level Power Plan	10/5/2009	3
E-2.5	Electrical Fifth Floor Power Plan	10/5/2009	3
E-3.0	Electrical Riser Diagram	10/5/2009	3
15300	Fire Protection	10/5/2009	3
15400	Plumbing	10/5/2009	3
15500	HVAC	10/5/2009	3
16000	Electrical	10/5/2009	3
16700	Fire Alarm	10/5/2009	3

Work Letter	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

Exhibit #3 to Work Letter

Timeline

[attached]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

RICHMOND

Exhibit #3 To Work Letter
Timeline

ID	Task Name	Duration	Start	Finish	Predecessors
1	Lease	[illegible]	[illegible]	[illegible]	[illegible]
2	LOI Executed	[illegible]	[illegible]	[illegible]	[illegible]
3	Lease Negotiation	[illegible]	[illegible]	[illegible]	[illegible]
4	Lease Executed	[illegible]	[illegible]	[illegible]	[illegible]
5	Design and Engineering	[illegible]	[illegible]	[illegible]	[illegible]
6	Floor Plan Set and Approved by Constellation	[illegible]	[illegible]	[illegible]	[illegible]
7	RE Brown Distribute Templates to Design Team	[illegible]	[illegible]	[illegible]	[illegible]
8	Floor Plan	[illegible]	[illegible]	[illegible]	[illegible]
9	Ceiling Grid Plan	[illegible]	[illegible]	[illegible]	[illegible]
10	Casework Elevations	[illegible]	[illegible]	[illegible]	[illegible]
11	Equipment Arrangement Plan w/ Tags Coordinated	[illegible]	[illegible]	[illegible]	[illegible]
12	Progress Utility Matrix w/ Tags Coordinated	[illegible]	[illegible]	[illegible]	[illegible]
13	Distribute Finish Schedule for Constellation Approval	[illegible]	[illegible]	[illegible]	[illegible]
14	Update Utility Matrix For Approval	[illegible]	[illegible]	[illegible]	[illegible]
15	AHA To Distribute MEP Basis Of Design for approval	[illegible]	[illegible]	[illegible]	[illegible]
16	Constellation Finish Schedule Approval	[illegible]	[illegible]	[illegible]	[illegible]
17	Constellation Utility Matrix Approval	[illegible]	[illegible]	[illegible]	[illegible]
18	Constellation Basis Of Design Approval	[illegible]	[illegible]	[illegible]	[illegible]
19	Architectural Design	[illegible]	[illegible]	[illegible]	[illegible]
20	Sprinkler Design	[illegible]	[illegible]	[illegible]	[illegible]
21	Plumbing Design	[illegible]	[illegible]	[illegible]	[illegible]
22	HVAC Design	[illegible]	[illegible]	[illegible]	[illegible]
23	Electrical Design	[illegible]	[illegible]	[illegible]	[illegible]
24	70% progress / Permit Drawings	[illegible]	[illegible]	[illegible]	[illegible]
25	Early Release Bid Packages	[illegible]	[illegible]	[illegible]	[illegible]
26	Distribute Lab Casework & Hood Early Release Bid Package	[illegible]	[illegible]	[illegible]	[illegible]
27	Distribute Millwork Early Release Bid Package	[illegible]	[illegible]	[illegible]	[illegible]
28	Distribute HVAC Early Release Package (CAV's, RDO's, ETC)	[illegible]	[illegible]	[illegible]	[illegible]
29	Distribute Electrical Early Release Package (Lights, etc - AHA to define)	[illegible]	[illegible]	[illegible]	[illegible]
30	Constellation comments on Progress Drawings	[illegible]	[illegible]	[illegible]	[illegible]
31	Issue Construction Drawings For Constellation Approval	[illegible]	[illegible]	[illegible]	[illegible]
32	Constellation Comments on Construction Drawings	[illegible]	[illegible]	[illegible]	[illegible]
33	Update Drawings and Issue Final Construction Drawings	[illegible]	[illegible]	[illegible]	[illegible]
34	Budget / Permitting	[illegible]	[illegible]	[illegible]	[illegible]
35	Budget	[illegible]	[illegible]	[illegible]	[illegible]
36	Produce Budget	[illegible]	[illegible]	[illegible]	[illegible]
37	ARE Budget Approval	[illegible]	[illegible]	[illegible]	[illegible]
38	Permit	[illegible]	[illegible]	[illegible]	[illegible]
39	Fire Department Review	[illegible]	[illegible]	[illegible]	[illegible]
40	IBD Review	[illegible]	[illegible]	[illegible]	[illegible]
41	Building Permit Issued	[illegible]	[illegible]	[illegible]	[illegible]
42	Procurement	[illegible]	[illegible]	[illegible]	[illegible]
43	Bid, Award & Procure Lab Casework and Hoods (Including Shop drawing Approval)	[illegible]	[illegible]	[illegible]	[illegible]
44	Bid, Award & Procure Millwork	[illegible]	[illegible]	[illegible]	[illegible]
45	Bid, Award & Procure HVAC Long Leads	[illegible]	[illegible]	[illegible]	[illegible]
46	Bid, Award & Procure lighting and Other Long Lead Electrical	[illegible]	[illegible]	[illegible]	[illegible]
47	Bid, Award & Procure Cold Rooms	[illegible]	[illegible]	[illegible]	[illegible]
48	Bid, Award & Procure Autoclave and Glasswasher	[illegible]	[illegible]	[illegible]	[illegible]
49	Construction	[illegible]	[illegible]	[illegible]	[illegible]
50	Layout	[illegible]	[illegible]	[illegible]	[illegible]
51	MEP Coordination	[illegible]	[illegible]	[illegible]	[illegible]
52	HVAC Duct Distribution	[illegible]	[illegible]	[illegible]	[illegible]
53	Fire Protection Rough	[illegible]	[illegible]	[illegible]	[illegible]
54	Frame	[illegible]	[illegible]	[illegible]	[illegible]
55	Electrical Rough	[illegible]	[illegible]	[illegible]	[illegible]
56	Plumbing Rough	[illegible]	[illegible]	[illegible]	[illegible]
57	Rough Inspection	[illegible]	[illegible]	[illegible]	[illegible]
58	Board, Tape, Prime	[illegible]	[illegible]	[illegible]	[illegible]
59	Flooring	[illegible]	[illegible]	[illegible]	[illegible]
60	Ceiling	[illegible]	[illegible]	[illegible]	[illegible]
61	Lab Casework Delivery	[illegible]	[illegible]	[illegible]	[illegible]
62	Millwork Delivery	[illegible]	[illegible]	[illegible]	[illegible]
63	HVAC Equipment Long Lead Delivery	[illegible]	[illegible]	[illegible]	[illegible]
64	Electrical lighting and Other Long Lead Delivery	[illegible]	[illegible]	[illegible]	[illegible]
65	Casework	[illegible]	[illegible]	[illegible]	[illegible]
66	MEP Finishes	[illegible]	[illegible]	[illegible]	[illegible]
67	Finish Ceiling	[illegible]	[illegible]	[illegible]	[illegible]
68	Finish paint	[illegible]	[illegible]	[illegible]	[illegible]
69	Inspections	[illegible]	[illegible]	[illegible]	[illegible]
70	C of O	[illegible]	[illegible]	[illegible]	[illegible]
71	Balancing	[illegible]	[illegible]	[illegible]	[illegible]

Task | Progress | Summary | Rolled Up Critical Task | Rolled Up Progress | External Tasks | Group By Summary
Critical Task | Milestone | Rolled Up Task | Rolled Up Milestone | Split | Project Summary | Deadline

Page 1

Acknowledgment of Commencement Date	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT G TO LEASE

ACKNOWLEDGMENT OF COMMENCEMENT DATE

This ACKNOWLEDGMENT OF COMMENCEMENT DATE is made as of this 15th day of June     , 2010 between ARE-MA Region No. 38, LLC, a Delaware limited liability company (“Landlord”), and Constellation Pharmaceuticals, Inc., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease dated as of February 5, 2010 (the “Lease”), by and between Landlord and Tenant. Any Initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

Landlord and Tenant hereby acknowledge and .agree, for all purposes of the Lease, that the Commencement Date of the Term of the Lease is June 9, 2010, the Rent Commencement Date under the Lease is November 9, 2010, and the termination date of the Term of the Lease shall be midnight on June 30, 2014. In case of a conflict between this Acknowledgment of Commencement Date and the Lease, this Acknowledgment of Commencement Date shall control for all purposes.

IN WITNESS WHEREOF, Landlord and Tenant have executed this ACKNOWLEDGMENT OF COMMENCEMENT DATE to be effective on the date first above written.

TENANT:

CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Garen Bohlin
Name: Garen Bohlin
Title: Executive VP

LANDLORD:

ARE-MA REGION NO. 38, LLC, a Delaware limited liability corporation

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
		Name:	Eric S. Johnson
		Title:	Vice President
Real Estate Legal Affairs

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Tenant’s Personal Property	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT H TO LEASE

TENANT’S PERSONAL PROPERTY

None.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Rules and Regulations	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT I TO LEASE

RULES AND REGULATIONS

1. The sidewalk, entries, and driveways of the Project shall not be obstructed by Tenant, or any Tenant Party, or used by them for any purpose other than ingress and egress to and from the Premises.

2. Tenant shall not place any objects, including antennas, outdoor furniture, etc., in the parking areas, landscaped areas or other areas outside of its Premises, or on the roof of the Project.

3. Except for animals assisting the disabled, no animals shall be allowed in the offices, halls, or corridors in the Project.

4. Tenant shall not disturb the occupants of the Project or adjoining buildings by the use of any radio or musical instrument or by the making of loud or improper noises.

5. If Tenant desires telegraphic, telephonic or other electric connections in the Premises, Landlord or its agent will direct the electrician as to where and how the wires may be introduced; and, without such direction, no boring or cutting of wires will be permitted. Any such installation or connection shall be made at Tenant’s expense.

6. Tenant shall not install or operate any steam or gas engine or boiler, or other mechanical apparatus in the Premises, except as specifically approved in the Lease. The use of oil, gas or inflammable liquids for heating, lighting or any other purpose is expressly prohibited. Explosives or other articles deemed extra hazardous shall not be brought into the Project.

7. Parking any type of recreational vehicles is specifically prohibited on or about the Project. Except for the overnight parking of operative vehicles, no vehicle of any type shall be stored in the parking areas at any time. In the event that a vehicle is disabled, it shall be removed within 48 hours. There shall be no “For Sale” or other advertising signs on or about any parked vehicle. All vehicles shall be parked in the designated parking areas in conformity with all signs and other markings. All parking will be open parking, and no reserved parking, numbering or lettering of individual spaces will be permitted except as specified by Landlord.

8. Tenant shall maintain the Premises free from rodents, insects and other pests.

9. Landlord reserves the right to exclude or expel from the Project any person who, in the judgment of Landlord, is intoxicated or under the influence of liquor or drugs or who shall in any manner do any act in violation of the Rules and Regulations of the Project.

10. Tenant shall not cause any unnecessary labor by reason of Tenant’s carelessness or indifference in the preservation of good order and cleanliness. Landlord shall not be responsible to Tenant for any loss of property on the Premises, however occurring, or for any damage done to the effects of Tenant by the janitors or any other employee or person.

11. Tenant shall give Landlord prompt notice of any defects it discovers in the water, lawn sprinkler, sewage, gas pipes, electrical lights and fixtures, heating apparatus, or any other service equipment affecting the Premises.

12. Tenant shall not permit storage outside the Premises, including without limitation, outside storage of trucks and other vehicles, or dumping of waste or refuse or permit any harmful materials to be placed in any drainage system or sanitary system in or about the Premises.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Rules and Regulations	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 2

13. All moveable trash receptacles provided by the trash disposal firm for the Premises must be kept in the trash enclosure areas, if any, provided for that purpose.

14. No auction, public or private, will be permitted on the Premises or the Project.

15. No awnings shall be placed over the windows in the Premises except with the prior written consent of Landlord.

16. The Premises shall not be used for lodging, sleeping or cooking (except that Tenant may use microwave ovens, toasters and coffee makers in the Premises for the benefit of Tenant’s employees and contractors in an area designated for such items, but only if the use thereof is at all times supervised by the individual using the same) or for any immoral or illegal purposes or for any purpose other than that specified in the Lease. No gaming devices shall be operated in the Premises.

17. Tenant shall ascertain from Landlord the maximum amount of electrical current which can safely be used in the Premises, taking into account the capacity of the electrical wiring in the Project and the Premises and the needs of other tenants, and shall not use more than such safe capacity. Landlord’s consent to the installation of electric equipment shall not relieve Tenant from the obligation not to use more electricity than such safe capacity.

18. Tenant assumes full responsibility for protecting the Premises from theft, robbery and pilferage.

19. Tenant shall not install or operate on the Premises any machinery or mechanical devices of a nature not directly related to Tenant’s ordinary use of the Premises and shall keep all such machinery free of vibration, noise and air waves which may be transmitted beyond the Premises.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Notification of the Presence of Asbestos Containing Materials	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT J TO LEASE

NOTIFICATION OF THE PRESENCE OF ASBESTOS CONTAINING MATERIALS

This notification provides certain information about asbestos within or about the Premises at 215 First Street, Cambridge, MA (“Building”).

Historically, asbestos was commonly used in building products used in the construction of buildings across the country. Asbestos-containing building products were used because they are fire-resistant and provide good noise and temperature insulation. Because of their prevalence, asbestos-containing materials, or ACMs, are still sometimes found in buildings today.

No ACMs were identified in an asbestos survey of the building conducted in 2007. However, to avoid damage, several materials were not sampled and are presumed asbestos-containing materials or PACMs as listed in the following table:

Material Description	Material Location
Ceramic tile adhesive and grout	Throughout restrooms; ground floor hallways; first floor lobby and hallways

Built-up roofing beneath rubber	Throughout roof

Flashing cement	Roof

Rex connectors on HVAC units	Roof

The PACMs described above were observed to be in good condition and may be managed in place. Because ACMs may be present within or about the Building, we have hired an independent environmental consulting firm to prepare an operations and maintenance program (“O&M Program”). The O&M Program is designed to minimize the potential of any harmful asbestos exposure to any person within or about the Building. The O&M Program includes a description of work methods to be taken in order to maintain any ACMs or PACMs within or about the Building in good condition and to prevent any significant disturbance of such ACMs or PACMs. Appropriate personnel receive regular periodic training on how to properly administer the O&M Program.

The O&M Program describes the risks associated with asbestos exposure and how to prevent such exposure through appropriate work practices. ACMs and PACMs generally are not thought to be a threat to human health unless asbestos fibers are released into the air and inhaled. This does not typically occur unless (1) the ACMs are in a deteriorating condition, or (2) the ACMs have been significantly disturbed (such as through abrasive cleaning, or maintenance or renovation activities). If inhaled, asbestos fibers can accumulate in the lungs and, as exposure increases, the risk of disease (such as asbestosis or cancer) increases. However, measures to minimize exposure, and consequently minimize the accumulation of asbestos fibers, reduce the risks of adverse health effects.

The O&M Program describes a number of activities that should be avoided in order to prevent a release of asbestos fibers. In particular, you should be aware that some of the activities which may present a health risk include moving, drilling, boring, or otherwise disturbing ACMs. Consequently, such activities should not be attempted by any person not qualified to handle ACMs.

The O&M Program is available for review during regular business hours at Landlord’s office located at 700 Technology Square, Suite 302, Cambridge, MA 02139.

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

Estimation of Operating Expenses	215 First Street, Cambridge, MA/ Constellation Pharmaceuticals, Inc. – Page 1

EXHIBIT K TO LEASE

ESTIMATION OF OPERATING EXPENSES

[attached]

© All Rights Reserved 2001 Alexandria Real Estate Equities, Inc.

CONFIDENTIAL – DO NOT COPY

215 First Street 2010 Estimated Oper. & Tax Exp.

Based on 366,509 SF

Real Estate Taxes -	$3.27	PSF
Building Operating
Payroll	$585,000
Insurance	$115,000
Utilities	$1,060,000
Contract Service	$610,000
Repairs	$530,000
Admin Exp & MGR Fee	$255,000

Subtotal	$3,155,000
Building Operating Expense -	$8.61	PSF

Science Area Operating Expenses
Rentable Square feet	87,669
Added HVAC Equipment Service	$25,000
Utilities (to be sub metered separately)	$575,000
Pure Water	$16,250
Generator Contract	$1,000
Janitorial	$96,436
Misc. Contract	$131,504

Subtotal	$845,189
Subtotal Science Area	9.64	PSF
Total Tax and Operating Expense	$21.52	PSF

FIRST AMENDMENT TO LEASE

THIS FIRST AMENDMENT TO LEASE (this “First Amendment”) is made as of October 25, 2011, by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of February 5, 2010 (the “Lease”). Pursuant to the Lease, Tenant leases certain premises consisting of approximately 34,606 rentable square feet (“Original Premises”) in a building located at 215 First Street, Cambridge, Massachusetts. The Original Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, expand the size of the Premises by adding approximately 5,259 rentable square feet.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Expansion Premises. In addition to the Original Premises, commencing on the Expansion Premises Commencement Date (as defined below), Landlord leases to Tenant, and Tenant leases from Landlord, that certain portion of the first floor of the Building consisting of approximately 5,259 rentable square feet, as shown on Exhibit A attached hereto (the “Expansion Premises”).

2.	Delivery. The “Expansion Premises Commencement Date” shall be the date that is 1 day after the mutual execution and delivery of this First Amendment by the parties. The “Expansion Premises Rent Commencement Date” shall be January 1, 2012. Upon request of Landlord, Tenant shall execute and deliver a written acknowledgment of the Expansion Premises Commencement Date and the Expansion Premises Rent Commencement Date in a form substantially similar to the form of the “Acknowledgement of Commencement Date” attached to the Lease as Exhibit G; provided, however, Tenant’s failure to execute and deliver such acknowledgment shall not affect Landlord’s rights hereunder.

Landlord has agreed to provide Tenant with a tenant improvement allowance of up to $184,065 for the construction of fixed and permanent improvements in the Expansion Premises (“Tenant Improvements”). Tenant may elect to (i) have Landlord construct the Tenant Improvements pursuant to the Expansion Premises Work Letter – Landlord Build attached to this First Amendment as Exhibit B or (ii) construct the Tenant Improvements itself pursuant to the Expansion Premises Work Letter – Tenant Build attached to this First Amendment as Exhibit C. Tenant shall notify Landlord of its election in writing on or before the date that is 30 months following the Expansion Premises Commencement Date. If Tenant does not timely notify Landlord or its election, Tenant shall be deemed to have elected to construct the Tenant Improvements itself pursuant to the Expansion Premises Work Letter – Tenant Build attached to this First Amendment as Exhibit C.

Tenant acknowledges that if Tenant elects to have Landlord construct the Tenant Improvements, Landlord shall require access to portions of the Expansion Premises after the Expansion Premises Commencement Date in order to complete the Tenant Improvements pursuant to the Work Letter attached to this First Amendment as Exhibit B. Landlord and its contractors and agents shall have the right to enter the Expansion Premises to complete the Tenant

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1

Improvements and Tenant shall cooperate with Landlord in connection with the same. Tenant acknowledges that Landlord’s completion of the Tenant Improvements may adversely affect Tenant’s use and occupancy of the Expansion Premises. Tenant waives all claims against Landlord in connection with the Tenant Improvements including, without limitation, claims for rent abatement.

For the period commencing on the Expansion Premises Commencement Date and continuing through January 31, 2012, Landlord shall, at its sole cost and expense (which shall not constitute an Operating Expense), be responsible for any repairs that are required to be made to the Building Systems serving the Expansion Premises (including, without limitation, any such Building Systems located exclusively within the Expansion Premises), unless Tenant or any Tenant Party was responsible for the cause of such repair, in which case Tenant shall pay the cost.

Except as set forth in this First Amendment or in the applicable Expansion Premises Work Letter: (i) Tenant shall accept the Expansion Premises in their condition as of the Expansion Premises Commencement Date, subject to all applicable Legal Requirements; (ii) Landlord shall have no obligation for any defects in the Expansion Premises; and (iii) Tenant’s taking possession of the Expansion Premises shall be conclusive evidence that Tenant accepts the Expansion Premises and that the Expansion Premises were in good condition at the time possession was taken.

Tenant agrees and acknowledges that neither Landlord nor any agent of Landlord has made any representation or warranty with respect to the condition of all or any portion of the Expansion Premises, and/or the suitability of the Expansion Premises for the conduct of Tenant’s business, and Tenant waives any implied warranty that the Expansion Premises are suitable for the Permitted Use.

3.	Definition of Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Premises: That portion of the Building containing approximately 39,865 rentable square feet, consisting of (i) a portion of the 1st and 2nd floors of the Building, containing approximately 34,606 rentable square feet (the “Original Premises”), and (ii) Suite 150 containing approximately 5,259 rentable square feet (the “Expansion Premises”), all as determined by Landlord, as shown on Exhibit A. The Original Premises and the Expansion Premises shall be collectively referred to herein as the “Premises”.

As of the Expansion Premises Commencement Date, Exhibit A to the Lease shall be amended to include the Expansion Premises as shown on Exhibit A attached to this First Amendment.

4.	Base Term. Commencing on the Expansion Premises Commencement Date, the defined term “Base Term” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Base Term: A term beginning (i) with respect to the Original Premises, on the Commencement Date, and ending on June 30, 2014, and (ii) with respect to the Expansion Premises, on the Expansion Premises Commencement Date, and ending on September 30, 2015.”

5.	Base Rent.

a. Original Premises. Tenant shall continue to pay Base Rent for the Original Premises as provided for in the Lease through the through the expiration date of the Lease with respect to the Original Premises.

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2

b. Expansion Premises. Commencing on the Expansion Premises Rent Commencement Date, Tenant shall pay Base Rent for the Expansion Premises in the amount of $47.00 per rentable square foot of the Expansion Premises per year, which shall be payable in advance, without demand, abatement, deduction or set-off, in equal monthly installments on or before the first day of each calendar month during the Term, in lawful money of the United States of America. The “EP Rent Adjustment Percentage” shall mean the greater of 4% or the CPI Adjustment Percentage. Base Rent for the Expansion Premises shall be increased on each annual anniversary of the Expansion Premises Commencement Date (each an “EP Adjustment Date”) by multiplying the Base Rent payable for the Expansion Premises immediately before such EP Adjustment Date by the EP Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable for the Expansion Premises immediately before such Adjustment Date. Base Rent, as so adjusted, shall thereafter be due as provided herein. Base Rent adjustments for any fractional calendar month shall be prorated. “CPI Adjustment Percentage” means (i) a fraction, stated as a percentage, the numerator of which shall be the Index for the calendar month 3 months before the month in which the Adjustment Date occurs, and the denominator of which shall be the Index for the calendar month 3 months before the last Adjustment Date or, if no prior Base Rent adjustment has been made, 3 months before the first day of the first full month during the Term of this Lease with respect to the Expansion Premises, less (ii) 1.00. “Index” means the “Consumer Price Index-All Urban Consumers-Boston-Brockton-Nashua, MA-NH-ME-CT” compiled by the U.S. Department of Labor, Bureau of Labor Statistics, (1982-84 = 100). If a substantial change is made in the Index, the revised Index shall be used, subject to such adjustments as Landlord may reasonably deem appropriate in order to make the revised Index comparable to the prior Index. If the Bureau of Labor Statistics ceases to publish the Index, then the successor or most nearly comparable index, as reasonably determined by Landlord, shall be used, subject to such adjustments as Landlord may reasonably deem appropriate in order to make the new index comparable to the Index. Landlord shall give Tenant written notice indicating the Base Rent, as adjusted pursuant to this Section, and the method of computation and Tenant shall pay to Landlord an amount equal to any underpayment of Base Rent by Tenant within 15 days of Landlord’s notice to Tenant. Failure to deliver such notice shall not reduce, abate, waive or diminish Tenant’s obligation to pay the adjusted Base Rent.

Notwithstanding anything to the contrary contained herein, commencing on the Expansion Premises Rent Commencement Date through the expiration of the 6th month after the Expansion Premises Commencement Date (“EP Base Rent Reduction Period”), Tenant shall only be required to pay Base Rent with respect to 4,000 rentable square feet of the Expansion Premises. Tenant shall commence paying Base Rent with respect to the entire Expansion Premises on the 1st day of the 7th month following the Expansion Premises Commencement Date. Tenant shall continue to pay Base Rent as required under the Lease with respect to the entire Original Premises throughout the EP Base Rent Reduction Period.

6.	Security Deposit. Commencing on the date of this First Amendment, the defined term “Security Deposit” on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Security Deposit: $283,242.00”

Concurrently with Tenant’s delivery to Landlord of an executed original of this First Amendment, Tenant shall deliver to Landlord an amended Letter of Credit which increases the amount of the existing Letter of Credit being held by Landlord to $283,242.00 or an additional Letter of Credit in the amount of $41,000.00.

7.	Rentable Area of the Premises. Commencing on the Expansion Premises Commencement Date, the defined term “Rentable Area of the Premises” on page 1 of the Lease is deleted in its entirety and replaced with the following:

“Rentable Area of the Premises: 39,865 sq. ft.”

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8.	Tenant’s Share. Commencing on the Expansion Premises Commencement Date, the defined terms “Tenant’s Share” and “Tenant’s Percentage Share (Science Facility)” on page 1 of the Lease are deleted in their entirety and replaced with the following:

“Tenant’s Share: 10.87%

Tenant’s Percentage Share (Science Facility): 46.86%”

9.	Parking. In addition to the parking provided for in Section 8 of the Lease, subject to all matters of record Force Majeure, a casualty or Taking and the exercise by Landlord or its rights under the Lease, Landlord shall make available to Tenant at the then-current market rates from time to time a license for 5 additional parking spaces (“Additional Parking Spaces”) in the surface parking lots at the Project or at the “Brown Lot” at 100 Binney Street, Cambridge, Massachusetts, all of such parking spaces being on a non-reserved basis. As of the date of this First Amendment, the market rate for such Additional Parking Spaces in such surface lots is $220 per Additional Parking Space per month. The Additional Parking Spaces shall otherwise be subject to the terms of Section 8 of the Lease.

10.	Right to Extend Term With Respect to Expansion Premises.

a. Expansion Premises Extension Right. Tenant shall have one-time right (the “Expansion Premises Extension Right”) to extend the term of the Lease with respect to the Expansion Premises for a period of 21 months (the “Expansion Premises Extension Term”) on the same terms and conditions as the Lease (other than Base Rent payable with respect to the Expansion Premises and the Expansion Premises Work Letter) by giving Landlord written notice of its election concurrent with Tenant’s election to exercise its Extension Right pursuant to Section 35 of the Lease with respect to the Original Premises. Notwithstanding anything to the contrary contained herein, in no event may Tenant exercise its Expansion Premises Extension Right unless Tenant concurrently exercises its Extension Right with respect to the Original Premises. Promptly after receipt of Tenant’s exercise notice, Landlord shall provide Tenant with Landlord’s determination of the Market Rate for the Expansion Premises for the Expansion Premises Extension Term.

Upon the commencement of the Expansion Premises Extension Term, Base Rent for the Expansion Premises shall be payable at the Market Rate (as defined in Section 35 of the Lease) for the Expansion Premises. Base Rent for the Expansion Premises shall thereafter be adjusted on each annual anniversary of the commencement of such Expansion Premises Extension Term by the EP Rent Adjustment Percentage as provided in Section 5 above. The Market Rate with respect to the Expansion Premises shall be determined pursuant to the procedure set forth in Section 35(b) with respect to the Market Rate for the Original Premises concurrent with the determination of the Market Rate with respect to the Original Premises.

b. Rights Personal. The Expansion Premises Extension Right is personal to Tenant (and successors pursuant to a Permitted Assignment) and not assignable without Landlord’s consent, which may be granted or withheld in Landlord’s sole discretion separate and apart from any consent by Landlord to an assignment of Tenant’s interest in the Lease.

c. Exceptions. Notwithstanding anything set forth above to the contrary, the Expansion Premises Extension Right shall, at Landlord’s option, not be in effect and Tenant may not exercise the Expansion Premises Extension Right:

(i) during any period of time that Tenant is in Default under any provision of the Lease; or

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(ii) if Tenant has been in Default under any provision of the Lease 3 or more times, whether or not the Defaults are cured, during the 12 month period immediately prior to the date that Tenant intends to exercise the Expansion Premises Extension Right, whether or not the Defaults are cured.

(iii) if Tenant (including any successor pursuant to one or more Permitted Assignment(s)) is not in occupancy of at least 75% of the entire Premises demised under the Lease both at the time of the exercise of the Expansion Premises Extension Right and at the time of the commencement date of the Expansion Premises Extension Term.

d. No Extensions. The period of time within which the Expansion Premises Extension Right may be exercised shall not be extended or enlarged by reason of Tenant’s inability to exercise the Expansion Premises Extension Right.

e. Termination. The Expansion Premises Extension Right shall, at Landlord’s option, terminate and be of no further force or effect even after Tenant’s due and timely exercise of the Expansion Premises Extension Right, if, after such exercise, but prior to the commencement date of the Expansion Premises Extension Term, (i) Tenant fails to timely cure any default by Tenant under this Lease; or (ii) Tenant has Defaulted 3 or more times during the period from the date of the exercise of the Expansion Premises Extension Right to the date of the commencement of the Expansion Premises Extension Term, whether or not such Defaults are cured.

11.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this First Amendment and that no Broker brought about this transaction, other than Richards Barry Joyce & Partners. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall pay any commission due to Richards Barry Joyce & Partners pursuant to a separate written agreement.

12.	Miscellaneous.

a. This First Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This First Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This First Amendment is binding upon and shall inure to the benefit of the parties hereto, their respective agents, employees, representatives, officers, directors, divisions, subsidiaries, affiliates, assigns, heirs, successors in interest and shareholders.

c. This First Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this First Amendment attached thereto.

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d. Except as amended and/or modified by this First Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this First Amendment. In the event of any conflict between the provisions of this First Amendment and the provisions of the Lease, the provisions of this First Amendment shall prevail. Whether or not specifically amended by this First Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this First Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this First Amendment as of the day and year first above written.

TENANT:

CONSTELLATION PHARMACEUTICALS, INC.,
a Delaware corporation

By:	/s/ Garen Bohlin
Its:	Executive Vice President

LANDLORD:

ARE-MA REGION NO. 38, LLC, a Delaware limited liability corporation

By:	Alexandria Real Estate Equities, L.P.,
a Delaware limited partnership, managing member

	By:	ARE-QRS Corp., a Maryland
corporation, general partner

		By:	/s/ Eric S. Johnson
		Its:	Eric S. Johnson
Vice President Real Estate Legal Affairs

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EXHIBIT A

The Expansion Premises

aG
aH
aJ
aK
aL
aM
aN
aP
aQ
aR
aS
a1
a3
a5

EQUIPMENT LIST

PLAN LEGEND

KEYPLAN

R.D.DENNIN ARCHITECTS & PLANNERS, INC.

11149.11

[redacted]

FIRST FLOOR
215 FIRST STREET
CAMBRIDGE
MASSACHUSETTS

PRELIMINARY LAYOUT

PL-2

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EXHIBIT B

Expansion Premises Work Letter – Landlord Build

THIS EXPANSION PREMISES WORK LETTER dated October 25, 2011 (this “Expansion Premises Work Letter”) is made and entered into by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated February 5, 2010, as amended by that certain First Amendment to Lease dated as of October 25, 2011 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Garen Bohlin and Arthur Brumell (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Expansion Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Expansion Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord. Neither Tenant nor Tenant’s Representative shall be authorized to direct Landlord’s contractors in the performance of Landlord’s Work (as hereinafter defined).

(b) Landlord’s Authorized Representative. Landlord designates Jeff McComish and Joseph Maguire (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Expansion Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Expansion Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant. Landlord’s Representative shall be the sole persons authorized to direct Landlord’s contractors in the performance of Landlord’s Work.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that: (i) the general contractor and any subcontractors for the Tenant Improvements shall be selected by Landlord, subject to Tenant’s approval, which approval shall not be unreasonably withheld, conditioned or delayed, and (ii) R.E. Dinneen Architects & Planners, Inc. shall be the architect (the “TI Architect”) for the Tenant Improvements.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Expansion Premises of a fixed and permanent nature as shown on the TI Construction Drawings, as defined in Section 2(c) below. Other than Landlord’s Work (as defined in Section 3(a) below, Landlord shall not have any obligation whatsoever with respect to the finishing of the Expansion Premises for Tenant’s use and occupancy.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord and the TI Architect schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements. Not more than 10 days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within 5 days thereafter. Such process shall

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continue until Landlord has approved the TI Design Drawings. Following Landlord’s approval of the TI Design Drawings, Landlord shall deliver to Tenant a preliminary Budget (as defined in Section 5(a)) for Tenant’s review and Landlord and Tenant agree to work together to achieve a Budget for the Tenant Improvements based on the TI Space Plans TI Construction Drawings (as defined below) reasonably acceptable to both Tenant and Landlord.

(c) Working Drawings. Not later than 10 business days following the approval of the TI Design Drawings, Landlord shall cause the TI Architect to prepare and deliver to Tenant for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Tenant shall deliver its written comments on the TI Construction Drawings to Landlord not later than 10 business days after Tenant’s receipt of the same; provided, however, that Tenant may not disapprove any matter that is consistent with the TI Design Drawings without submitting a Change Request. Landlord and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Tenant how Landlord proposes to respond to such comments, but Tenant’s review rights pursuant to the foregoing sentence shall not delay the design or construction schedule for the Tenant Improvements. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Tenant shall approve the TI Construction Drawings submitted by Landlord, unless Tenant submits a Change Request. Once approved by Tenant, subject to the provisions of Section 4 below, Landlord shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(b) below). Landlord shall notify Tenant of any such material modifications as may be reasonably required in connection with the issuance of the TI Permit.

(d) Approval and Completion. Upon any dispute regarding the design of the Tenant Improvements, which is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with the TI Design Drawings or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems. Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of Landlord’s Work.

(a) Definition of Landlord’s Work. As used herein, “Landlord’s Work” shall mean the work of constructing the Tenant Improvements.

(b) Commencement and Permitting. Landlord shall commence construction of the Tenant Improvements upon obtaining a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Tenant. Prior to commencing construction of the Tenant Improvements, Landlord shall deliver to Tenant for Tenant’s review, Landlord’s initial schedule for the construction of the Tenant Improvements. The cost of obtaining the TI Permit shall be payable from the TI Fund. Tenant shall assist Landlord in obtaining the TI Permit. If any Governmental Authority having jurisdiction over the construction of Landlord’s Work or any portion thereof shall impose terms or conditions upon the construction thereof that: (i) are inconsistent with Landlord’s obligations hereunder, (ii) increase the cost of constructing Landlord’s Work, or (iii) will materially delay the construction of Landlord’s Work, Landlord and Tenant shall reasonably and in good faith seek means by which to mitigate or eliminate any such adverse terms and conditions.

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(c) Completion of Landlord’s Work. Landlord shall substantially complete or cause to be substantially completed Landlord’s Work in a good and workmanlike manner, in accordance with the TI Permit and applicable Legal Requirements subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature that do not interfere with the use of the Expansion Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of Landlord’s Work, Landlord shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. If required by applicable Legal Requirements, a certificate of occupancy (which may include a conditional certificate of occupancy) for the Tenant Improvements or permission to occupy issued by the appropriate municipal official shall be required for Substantial Completion; provided, however, that no delay on the part of the applicable Governmental Authority or municipal official in the issuance of such certificate of occupancy or permission to occupy, which delay arises from or relates to work by Tenant or its contractors, shall operate to delay Substantial Completion. For purposes of this Expansion Premises Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comply with any request by Tenant for modifications to Landlord’s Work; (iii) to comport with good design, engineering, and construction practices that are not material; or (iv) to make reasonable adjustments for field deviations or conditions encountered during the construction of Landlord’s Work.

(d) Selection of Materials. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Landlord and Tenant, the option will be selected at Landlord’s sole and absolute subjective discretion. As to all building materials and equipment that Landlord is obligated to supply under this Expansion Premises Work Letter, Landlord shall select the manufacturer thereof in its sole and absolute subjective discretion.

(e) Acceptance of Landlord’s Work. When Landlord’s Work is Substantially Complete, subject to the remaining terms and provisions of this Section 3(e), Tenant shall accept Landlord’s Work. Tenant’s acceptance of Landlord’s Work shall not constitute a waiver of: (i) any warranty with respect to workmanship (including installation of equipment) or material (exclusive of equipment provided directly by manufacturers), (ii) any non-compliance of Landlord’s Work with applicable Legal Requirements, or (iii) any claim that Landlord’s Work was not completed substantially in accordance with the TI Construction Drawings (subject to Minor Variations and such other changes as are permitted hereunder) (collectively, a “Construction Defect”). Tenant shall have one year after Substantial Completion within which to notify Landlord of any such Construction Defect discovered by Tenant, and Landlord shall use reasonable efforts to remedy or cause the responsible contractor to remedy any such Construction Defect within 30 days thereafter; provided, however, that Landlord shall not be in default under the Lease if the applicable contractor, despite Landlord’s reasonable efforts, fails to remedy such Construction Defect within such 30-day period, in which case Landlord shall continue to use reasonable efforts to cause such contractor to remedy such Construction Defect.

Tenant shall be entitled to receive the benefit of all construction warranties and manufacturer’s equipment warranties relating to equipment installed in the Expansion Premises. If requested by Tenant, Landlord shall attempt to obtain extended warranties from manufacturers and suppliers of such equipment, but the cost of any such extended warranties shall be borne solely out of the TI Fund. Landlord shall promptly undertake and complete, or cause to be completed, all punch list items in a manner that does not materially adversely affect Tenant’s use of the Expansion Premises for the Permitted Use.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the Space Plan shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord and the TI Architect, such approval not to be unreasonably withheld, conditioned or delayed.

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(a) Tenant’s Request For Changes. If Tenant shall request changes to the Tenant Improvements (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall, before proceeding with any Change, use commercially reasonable efforts to respond to Tenant as soon as is reasonably possible with an estimate of: (i) the time it will take, and (ii) the architectural and engineering fees and costs that will be incurred, to analyze such Change Request (which costs shall be paid from the TI Fund to the extent actually incurred, whether or not such change is implemented). Landlord shall thereafter submit to Tenant in writing, within 5 business days of receipt of the Change Request (or such longer period of time as is reasonably required depending on the extent of the Change Request), an analysis of the additional cost or savings involved, including, without limitation, architectural and engineering costs and the period of time, if any, that the Change will extend the date on which Landlord’s Work will be Substantially Complete. Any such delay in the completion of Landlord’s Work caused by a Change, including any suspension of Landlord’s Work, to the extent reasonably required, while any such Change is being evaluated and/or designed, shall be a delay caused by Tenant.

(b) Implementation of Changes. If Tenant: (i) approves in writing the cost or savings and the estimated extension in the time for completion of Landlord’s Work, if any, and (ii) deposits with Landlord any Excess TI Costs required in connection with such Change, Landlord shall cause the approved Change to be instituted. Notwithstanding any approval or disapproval by Tenant of any estimate of the delay caused by such proposed Change, the TI Architect’s determination of the amount of the delay caused by Tenant in connection with such Change shall be final and binding on Landlord and Tenant.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Landlord shall obtain a finalized detailed breakdown by trade of the costs incurred or that will be incurred in connection with the design and construction of the Tenant Improvements (the “Budget”). The Budget shall be based upon the TI Construction Drawings approved by Tenant and shall include a payment to Landlord of administrative rent (“Administrative Rent”) equal to 3% of the TI Costs for monitoring and inspecting the construction of the Tenant Improvements and Changes, which sum shall be payable from the TI Fund (as defined in Section 5(d)) and which 3% Administrative Rent charge shall cover all out-of-pocket costs, expenses and fees incurred by or on behalf of Landlord arising from, out of, or in connection with monitoring the construction of the Tenant Improvements and Changes. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements or Changes, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $35.00 per rentable square foot of the Expansion Premises, or $184,065 in the aggregate. Within 5 business days after receipt of the Budget from Landlord, Tenant shall notify Landlord how much of the TI Allowance Tenant has elected to receive from Landlord for the Tenant Improvements. The TI Allowance shall be disbursed in accordance with this Expansion Premises Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to or payment of Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d); or (ii) any Changes pursuant to Section 4; provided, however, if any TI Allowance remains following the completion of the Tenant Improvements and payment of all costs in connection therewith, Tenant shall have the right to use such remaining TI Allowance, for the construction of subsequent Alterations made by Tenant to the Premises in accordance with Section 12 of the Lease; provided, however, that in no event shall Tenant be entitled to use any portion of the TI Allowance in excess of $78,885.00 for Alterations in the Original Premises. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to any portion of the TI Allowance that is not requested in writing before the last day of the month that is 36 months after the Expansion Premises Commencement Date.

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(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, Landlord’s out-of-pocket expenses, costs resulting from delays caused by Tenant and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to complete the Tenant Improvements, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs are herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. Subject to the terms of Section 5(b) above, if upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

6. Tenant Access.

(a) Tenant’s Access Rights. Subject to applicable Legal Requirements, Tenant shall have the right to continue to occupy those portions of the Expansion Premises which are not subject to the construction of the Tenant Improvements, at Tenant’s sole risk and expense, during the construction of the Tenant Improvements. Tenant shall cooperate with Landlord in connection with the performance of the Tenant Improvements. Tenant acknowledges that the Tenant Improvements may adversely affect Tenant’s use and occupancy of the Expansion Premises during the construction of the Tenant Improvements.

(b) No Interference. Neither Tenant nor any Tenant Party (as defined in the Lease) shall interfere with the performance of Landlord’s Work, nor with any inspections or issuance of final approvals by applicable Governmental Authorities, and upon any such interference, Landlord shall have the right to exclude Tenant and any Tenant Party from the Expansion Premises until Substantial Completion of Landlord’s Work.

(c) No Acceptance of Expansion Premises. The fact that Tenant may, with Landlord’s consent, enter into the Project prior to the date Landlord’s Work is Substantially Complete for the purpose of performing Tenant’s Work shall not be deemed an acceptance by Tenant of possession of the Expansion Premises, but in such event Tenant shall defend with counsel reasonably acceptable by Landlord, indemnify and hold Landlord harmless from and against any loss of or damage to Tenant’s property, completed work, fixtures, equipment, materials or merchandise, and from liability for death of, or injury to, any person, caused by the act or omission of Tenant or any Tenant Party.

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7. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Expansion Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, unless expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Expansion Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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EXHIBIT C

Expansion Premises Work Letter – Tenant Build

THIS EXPANSION PREMISES WORK LETTER dated October 25, 2011 (this “Expansion Premises Work Letter”) is made and entered into by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”), and is attached to and made a part of the Lease Agreement dated February 5, 2010, as amended by that certain First Amendment to Lease dated as of October 25, 2011 (as amended, the “Lease”), by and between Landlord and Tenant. Any initially capitalized terms used but not defined herein shall have the meanings given them in the Lease.

1. General Requirements.

(a) Tenant’s Authorized Representative. Tenant designates Garen Bohlin and Arthur Brumell (either such individual acting alone, “Tenant’s Representative”) as the only persons authorized to act for Tenant pursuant to this Expansion Premises Work Letter. Landlord shall not be obligated to respond to or act upon any request, approval, inquiry or other communication (“Communication”) from or on behalf of Tenant in connection with this Expansion Premises Work Letter unless such Communication is in writing from Tenant’s Representative. Tenant may change either Tenant’s Representative at any time upon not less than 5 business days advance written notice to Landlord.

(b) Landlord’s Authorized Representative. Landlord designates Jeff McComish and Joseph Maguire (either such individual acting alone, “Landlord’s Representative”) as the only persons authorized to act for Landlord pursuant to this Expansion Premises Work Letter. Tenant shall not be obligated to respond to or act upon any request, approval, inquiry or other Communication from or on behalf of Landlord in connection with this Expansion Premises Work Letter unless such Communication is in writing from Landlord’s Representative. Landlord may change either Landlord’s Representative at any time upon not less than 5 business days advance written notice to Tenant.

(c) Architects, Consultants and Contractors. Landlord and Tenant hereby acknowledge and agree that the architect (the “TI Architect”) for the Tenant Improvements (as defined in Section 2(a) below), the general contractor and any subcontractors for the Tenant Improvements shall be selected by Tenant, subject to Landlord’s approval, which approval shall not be unreasonably withheld, conditioned or delayed. Landlord shall be named a third party beneficiary of any contract entered into by Tenant with the TI Architect, any consultant, any contractor or any subcontractor, and of any warranty made by any contractor or any subcontractor.

2. Tenant Improvements.

(a) Tenant Improvements Defined. As used herein, “Tenant Improvements” shall mean all improvements to the Expansion Premises desired by Tenant of a fixed and permanent nature. Other than funding the TI Allowance (as defined below) as provided herein, Landlord shall not have any obligation whatsoever with respect to the finishing of the Expansion Premises for Tenant’s use and occupancy.

(b) Tenant’s Space Plans. Tenant shall deliver to Landlord schematic drawings and outline specifications (the “TI Design Drawings”) detailing Tenant’s requirements for the Tenant Improvements. Not more than 10 days thereafter, Landlord shall deliver to Tenant the written objections, questions or comments of Landlord and the TI Architect with regard to the TI Design Drawings. Tenant shall cause the TI Design Drawings to be revised to address such written comments and shall resubmit said drawings to Landlord for approval within 5 days thereafter. Such process shall continue until Landlord has approved the TI Design Drawings.

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(c) Working Drawings. Not later than 15 business days following the approval of the TI Design Drawings by Landlord, Tenant shall cause the TI Architect to prepare and deliver to Landlord for review and comment construction plans, specifications and drawings for the Tenant Improvements (“TI Construction Drawings”), which TI Construction Drawings shall be prepared substantially in accordance with the TI Design Drawings. Tenant shall be solely responsible for ensuring that the TI Construction Drawings reflect Tenant’s requirements for the Tenant Improvements. Landlord shall deliver its written comments on the TI Construction Drawings to Tenant not later than 10 business days after Landlord’s receipt of the same; provided, however, that Landlord may not disapprove any matter that is consistent with the TI Design Drawings. Tenant and the TI Architect shall consider all such comments in good faith and shall, within 10 business days after receipt, notify Landlord how Tenant proposes to respond to such comments. Any disputes in connection with such comments shall be resolved in accordance with Section 2(d) hereof. Provided that the design reflected in the TI Construction Drawings is consistent with the TI Design Drawings, Landlord shall approve the TI Construction Drawings submitted by Tenant. Once approved by Landlord, subject to the provisions of Section 4 below, Tenant shall not materially modify the TI Construction Drawings except as may be reasonably required in connection with the issuance of the TI Permit (as defined in Section 3(a) below).

(d) Approval and Completion. If any dispute regarding the design of the Tenant Improvements is not settled within 10 business days after notice of such dispute is delivered by one party to the other, Tenant may make the final decision regarding the design of the Tenant Improvements, provided (i) Tenant acts reasonably and such final decision is either consistent with the TI Design Drawings or a compromise between Landlord’s and Tenant’s positions with respect to such dispute, (ii) that all costs and expenses resulting from any such decision by Tenant shall be payable out of the TI Fund (as defined in Section 5(d) below), and (iii) Tenant’s decision will not affect the base Building, structural components of the Building or any Building systems (in which case Landlord shall make the final decision). Any changes to the TI Construction Drawings following Landlord’s and Tenant’s approval of same requested by Tenant shall be processed as provided in Section 4 hereof.

3. Performance of the Tenant Improvements.

(a) Commencement and Permitting of the Tenant Improvements. Tenant shall commence construction of the Tenant Improvements upon obtaining and delivering to Landlord a building permit (the “TI Permit”) authorizing the construction of the Tenant Improvements consistent with the TI Construction Drawings approved by Landlord. The cost of obtaining the TI Permit shall be payable from the TI Fund. Landlord shall assist Tenant in obtaining the TI Permit. Prior to the commencement of the Tenant Improvements, Tenant shall deliver to Landlord a copy of any contract with Tenant’s contractors (including the TI Architect), and certificates of insurance from any contractor performing any part of the Tenant Improvement evidencing industry standard commercial general liability, automotive liability, “builder’s risk”, and workers’ compensation insurance. Tenant shall cause the general contractor to provide a certificate of insurance naming Landlord, Alexandria Real Estate Equities, Inc., and Landlord’s lender (if any) as additional insureds for the general contractor’s liability coverages required above.

(b) Selection of Materials, Etc. Where more than one type of material or structure is indicated on the TI Construction Drawings approved by Tenant and Landlord, the option will be within Tenant’s reasonable discretion if the matter concerns the Tenant Improvements, and within Landlord’s sole and absolute subjective discretion if the matter concerns the structural components of the Building or any Building system.

(c) Tenant Liability. Tenant shall be responsible for correcting any deficiencies or defects in the Tenant Improvements.

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(d) Substantial Completion. Tenant shall substantially complete or cause to be substantially completed the Tenant Improvements in a good and workmanlike manner, in accordance with the TI Permit subject, in each case, to Minor Variations and normal “punch list” items of a non-material nature which do not interfere with the use of the Expansion Premises (“Substantial Completion” or “Substantially Complete”). Upon Substantial Completion of the Tenant Improvements, Tenant shall require the TI Architect and the general contractor to execute and deliver, for the benefit of Tenant and Landlord, a Certificate of Substantial Completion in the form of the American Institute of Architects (“AIA”) document G704. For purposes of this Expansion Premises Work Letter, “Minor Variations” shall mean any modifications reasonably required: (i) to comply with all applicable Legal Requirements and/or to obtain or to comply with any required permit (including the TI Permit); (ii) to comport with good design, engineering, and construction practices which are not material; or (iii) to make reasonable adjustments for field deviations or conditions encountered during the construction of the Tenant Improvements.

4. Changes. Any changes requested by Tenant to the Tenant Improvements after the delivery and approval by Landlord of the TI Design Drawings, shall be requested and instituted in accordance with the provisions of this Section 4 and shall be subject to the written approval of Landlord, which approval shall not be unreasonably withheld, conditioned or delayed.

(a) Tenant’s Right to Request Changes. If Tenant shall request changes (“Changes”), Tenant shall request such Changes by notifying Landlord in writing in substantially the same form as the AIA standard change order form (a “Change Request”), which Change Request shall detail the nature and extent of any such Change. Such Change Request must be signed by Tenant’s Representative. Landlord shall review and approve or disapprove such Change Request within 10 business days thereafter, provided that Landlord’s approval shall not be unreasonably withheld, conditioned or delayed.

(b) Implementation of Changes. If Landlord approves such Change and Tenant deposits with Landlord any Excess TI Costs (as defined in Section 5(d) below) required in connection with such Change, Tenant may cause the approved Change to be instituted. If any TI Permit modification or change is required as a result of such Change, Tenant shall promptly provide Landlord with a copy of such TI Permit modification or change.

5. Costs.

(a) Budget For Tenant Improvements. Before the commencement of construction of the Tenant Improvements, Tenant shall obtain a detailed breakdown, by trade, of the costs incurred or that will be incurred, in connection with the design and construction of The Tenant Improvements (the “Budget”), and deliver a copy of the Budget to Landlord for Landlord’s approval, which shall not be unreasonably withheld or delayed. The Budget shall be based upon the TI Construction Drawings approved by Landlord and shall include reimbursement to Landlord for reasonable out-of-pocket expenses and fees incurred by Landlord for plan review and consent fees in connection with the Tenant Improvements. If the Budget is greater than the TI Allowance, Tenant shall deposit with Landlord the difference, in cash, prior to the commencement of construction of the Tenant Improvements, for disbursement by Landlord as described in Section 5(d).

(b) TI Allowance. Landlord shall provide to Tenant a tenant improvement allowance (the “TI Allowance”) of $35.00 per rentable square foot of the Expansion Premises, or $184,065 in the aggregate The TI Allowance shall be disbursed in accordance with this Expansion Premises Work Letter.

Tenant shall have no right to the use or benefit (including any reduction to Base Rent) of any portion of the TI Allowance not required for the construction of (i) the Tenant Improvements described in the TI Construction Drawings approved pursuant to Section 2(d) or (ii) any Changes pursuant to Section 4; provided, however, if any TI Allowance remains following the completion of the Tenant Improvements and payment of all costs in connection therewith, Tenant shall have the right to use such remaining TI Allowance, for the construction of subsequent Alterations made by Tenant to the Expansion Premises in accordance with Section 12 of the Lease; provided, however, that in no event shall Tenant be entitled to use any portion of the TI Allowance in excess of $78,885.00 for Alterations in the Original Premises. Notwithstanding anything to the contrary contained herein, Tenant shall have no right to any portion of the TI Allowance that is not requested in writing before the last day of the month that is 36 months after the Expansion Premises Commencement Date

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(c) Costs Includable in TI Fund. The TI Fund shall be used solely for the payment of design, permits and construction costs in connection with the construction of the Tenant Improvements, including, without limitation, the cost of electrical power and other utilities used in connection with the construction of the Tenant Improvements, the cost of preparing the TI Design Drawings and the TI Construction Drawings, all costs set forth in the Budget, including Landlord’s Administrative Rent, and the cost of Changes (collectively, “TI Costs”). Notwithstanding anything to the contrary contained herein, the TI Fund shall not be used to purchase any furniture, personal property or other non-Building system materials or equipment, including, but not be limited to, Tenant’s voice or data cabling, non-ducted biological safety cabinets and other scientific equipment not incorporated into the Tenant Improvements.

(d) Excess TI Costs. Landlord shall have no obligation to bear any portion of the cost of any of the Tenant Improvements except to the extent of the TI Allowance. If at any time and from time-to-time, the remaining TI Costs under the Budget exceed the remaining unexpended TI Allowance, Tenant shall deposit with Landlord, as a condition precedent to Landlord’s obligation to fund the TI Allowance, 100% of the then current TI Cost in excess of the remaining TI Allowance (“Excess TI Costs”). If Tenant fails to deposit, or is late in depositing any Excess TI Costs with Landlord, Landlord shall have all of the rights and remedies set forth in the Lease for nonpayment of Rent (including, but not limited to, the right to interest at the Default Rate and the right to assess a late charge). For purposes of any litigation instituted with regard to such amounts, those amounts will be deemed Rent under the Lease. The TI Allowance and Excess TI Costs is herein referred to as the “TI Fund.” Funds deposited by Tenant shall be the first thereafter disbursed to pay TI Costs. Notwithstanding anything to the contrary set forth in this Section 5(d), Tenant shall be fully and solely liable for TI Costs and the cost of Minor Variations in excess of the TI Allowance. Subject to the terms of Section 5(b) above, if upon Substantial Completion of the Tenant Improvements and the payment of all sums due in connection therewith there remains any undisbursed portion of the TI Fund, Tenant shall be entitled to such undisbursed TI Fund solely to the extent of any Excess TI Costs deposit Tenant has actually made with Landlord.

(e) Payment for TI Costs. During the course of design and construction of the Tenant Improvements, Landlord shall reimburse Tenant for TI Costs once a month against a draw request in Landlord’s standard form, containing evidence of payment of such TI Costs by Tenant and such certifications, lien waivers (including a conditional lien release for each progress payment and unconditional lien releases for the prior month’s progress payments), inspection reports and other matters as Landlord customarily obtains, to the extent of Landlord’s approval thereof for payment, no later than 30 days following receipt of such draw request. Upon completion of the Tenant Improvements (and prior to any final disbursement of the TI Fund), Tenant shall deliver to Landlord: (i) sworn statements setting forth the names of all contractors and first tier subcontractors who did the work and final, unconditional lien waivers from all such contractors and first tier subcontractors; (ii) as-built plans (one copy in print format and two copies in electronic CAD format) for such Tenant Improvements; (iii) a certification of substantial completion in Form AIA G704, (iv) a certificate of occupancy for the Expansion Premises; and (v) copies of all operation and maintenance manuals and warranties affecting the Expansion Premises.

6. Miscellaneous.

(a) Consents. Whenever consent or approval of either party is required under this Expansion Premises Work Letter, that party shall not unreasonably withhold, condition or delay such consent or approval, except as may be expressly set forth herein to the contrary.

(b) Modification. No modification, waiver or amendment of this Expansion Premises Work Letter or of any of its conditions or provisions shall be binding upon Landlord or Tenant unless in writing signed by Landlord and Tenant.

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SECOND AMENDMENT TO LEASE

THIS SECOND AMENDMENT TO LEASE (this “Second Amendment”) is made as of October 18, 2013, by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of February 5, 2010, as amended by that certain First Amendment to Lease dated as of October 25, 2011 (“First Amendment”) (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises containing approximately 39,865 rentable square feet, consisting of (i) a portion of the 1st and 2nd floors of the Building, containing approximately 34,606 rentable square feet (“Original Premises”), and (ii) Suite 150 containing approximately 5,259 rentable square feet (“Expansion Premises”), in a building located at 215 First Street, Cambridge, Massachusetts. The Original Premises and the Expansion Premises are collectively referred to herein as the “Premises.” The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. The Base Term of the Lease with respect to the Original Premises expires on June 30, 2014.

C. The Premises and the Project have been re-measured.

D. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, (i) extend the Base Term of the Lease with respect to the Original Premises through June 30, 2017 (“Extended Expiration Date”), and (ii) revise the rentable square footages of the Original Premises, the Expansion Premises and the Project.

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Base Term. The Base Term of the Lease with respect to the Original Premises only is hereby extended through the Extended Expiration Date. For the avoidance of any doubt, the Base Term of the Lease with respect to the Expansion Premises shall expire on September 30, 2015 (“Expansion Premises Expiration Date”).

2.	Base Rent.

a. Original Premises. Tenant shall continue to pay Base Rent for the Original Premises as provided for in the Lease through June 30, 2014. Commencing on July 1, 2014, Tenant shall commence paying Base Rent for the Original Premises in the amount of $136,322.76 per month. Base Rent shall be increased on each subsequent July 1st during the Base Term (each, an “Original Premises Adjustment Date”) by multiplying the Base Rent payable with respect to the Original Premises immediately before such Original Premises Adjustment Date by the Rent Adjustment Percentage and adding the resulting amount to the Base Rent payable with respect to the Original Premises immediately before such Original Premises Adjustment Date.

b. Expansion Premises. Tenant shall continue to pay Base Rent with respect to the Expansion Premises as provided for in the Lease through the Expansion Premises Expiration Date.

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3.	Rentable Area. Commencing as of the date of this Second Amendment, the defined terms “Rentable Area of Premises” and “Rentable Area of Project” on page 1 of the Lease are deleted in their entirety and replaced with the following:

“Rentable Area of Premises: 41,538 sq. ft.”

“Rentable Area of Project: 366,723 sq. ft.”

4.	Premises. Commencing as of the date of this Second Amendment, the defined term “Premises” on page 1 of the Lease is hereby deleted in its entirety and replaced with the following:

“Premises: That portion of the Building containing approximately 41,538 rentable square feet, consisting of (i) a portion of the 1st and 2nd floors of the Building, containing approximately 36,309 rentable square feet (the “Original Premises”), and (ii) Suite 150 containing approximately 5,229 rentable square feet (the “Expansion Premises”), all as determined by Landlord, as shown on Exhibit A. The Original Premises and the Expansion Premises shall be collectively referred to herein as the “Premises.”

5.	Tenant’s Share. Commencing as of the date of this Second Amendment, the defined terms “Tenant’s Share” and “Tenant’s Percentage Share (Science Facility)” on page 1 of the Lease are deleted in their entirety and replaced with the following:

“Tenant’s Share: 11.33%”

“Tenant’s Percentage Share (Science Facility): 47.82%”

6.	Parking. Commencing on December 1, 2013, the market rate for all of the parking spaces used by Tenant including, without limitation the Additional Parking Spaces, pursuant to the Lease is $230 per parking space per month.

7.	Rights to Extend.

a. Original Premises. Section 35 of the Lease shall remain in full force and effect with respect to the Original Premises and does not apply with respect to the Expansion Premises. Notwithstanding anything to the contrary contained in the Lease, Tenant must deliver to Landlord written notice of its election to exercise its Extension Right pursuant to Section 35 on or before September 30, 2016.

b. Expansion Premises. Section 10.a. of the First Amendment is hereby deleted in its entirety and replaced with the following:

“a. Expansion Premises Extension Right. Tenant shall have the one-time right (the “Expansion Premises Extension Right”) to extend the term of the Lease with respect to the Expansion Premises for an additional period commencing October 1, 2015, through the Extended Expiration Date (the “Expansion Premises Extension Term”) on the same terms and conditions as the Lease (other than Base Rent payable with respect to the Expansion Premises and the Expansion Premises Work Letter) by giving Landlord written notice of its election on or before December 31, 2014. Promptly after receipt of Tenant’s exercise notice, Landlord shall provide Tenant with Landlord’s determination of the Market Rate for the Expansion Premises for the Expansion Premises Extension Term.

Base Rent for the Expansion Premises shall be adjusted on the commencement date of the Expansion Premises Extension Term and on each annual anniversary of the commencement of the Expansion Premises Extension Term by multiplying the Base Rent payable for the Expansion Premises immediately before such adjustment by 4% and adding the resulting amount to the Base Rent payable for the Expansion Premises immediately before such adjustment.”

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8.	Amended Definitions. If the Term of the Lease expires with respect to the Expansion Premises on the Expansion Premises Expiration Date, or otherwise terminates prior to the Extended Expiration Date (either, the “Expansion Premises Termination Date”), then commencing on the day immediately following the Expansion Premises Termination Date, (i) the definitions of Premises, Rentable Area of the Premises, Tenant’s Share, and Tenant’s Percentage Share (Science Facility) shall revert to the definitions provided for such terms in the Lease immediately prior to the date of the First Amendment, and (ii) Tenant shall have no further right to use the Additional Parking Space (as defined in the First Amendment).

9.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Second Amendment and that no Broker brought about this transaction, other than Richards Barry Joyce & Partners. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall pay any commission due to Richards Barry Joyce & Partners pursuant to a separate written agreement.

10.	Miscellaneous.

a. This Second Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Second Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Second Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c. This Second Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Second Amendment attached thereto.

d. Except as amended and/or modified by this Second Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Second Amendment. In the event of any conflict between the provisions of this Second Amendment and the provisions of the Lease, the provisions of this Second Amendment shall prevail. Whether or not specifically amended by this Second Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Second Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment as of the day and year first above written.

TENANT:

CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Matthias Jaffe
Its:	CFO

LANDLORD:

ARE-MA REGION NO. 38, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
		Its:	Eric S. Johnson
Vice President Real Estate Legal Affairs

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THIRD AMENDMENT TO LEASE

THIS THIRD AMENDMENT TO LEASE (this “Third Amendment”) is made as of September 26, 2016, by and between ARE-MA REGION NO. 38, LLC, a Delaware limited liability company (“Landlord”), and CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation (“Tenant”).

RECITALS

A. Landlord and Tenant are parties to that certain Lease Agreement dated as of February 5, 2010, as amended by that certain First Amendment to Lease dated as of October 25, 2011, as further amended by that certain Second Amendment to Lease dated as of October 18, 2013, and as further amended by that certain letter agreement dated as of September 30, 2015 (as amended, the “Lease”). Pursuant to the Lease, Tenant leases certain premises containing approximately 36,309 rentable square feet (the “Premises”) in a building located at 215 First Street, Cambridge, Massachusetts. The Premises are more particularly described in the Lease. Capitalized terms used herein without definition shall have the meanings defined for such terms in the Lease.

B. Pursuant to the terms of the Lease, Tenant previously leased that certain Expansion Premises consisting of approximately 5,229 rentable square feet.

C. The Base Term of the Lease with respect to the Expansion Premises expired on October 31, 2015, and the Base Term of the Lease with respect to the remaining Premises expires on June 30, 2017.

D. Landlord and Tenant desire, subject to the terms and conditions set forth below, to amend the Lease to, among other things, extend the Base Term of the Lease with respect to the remaining Premises through June 30, 2020 (“Third Amendment Expiration Date”).

NOW, THEREFORE, in consideration of the foregoing Recitals, which are incorporated herein by this reference, the mutual promises and conditions contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant hereby agree as follows:

1.	Term. The Term of the Lease with respect to the Premises is hereby extended through the Third Amendment Expiration Date. Except as otherwise expressly provided in Section 4 below, Tenant’s occupancy of the Premises through the Third Amendment Expiration Date shall be on an “as-is” basis and Landlord shall have no obligation to provide any tenant improvement allowance or to make any alterations to the Premises.

2.	Base Rent. Tenant shall continue to pay Base Rent for the Original Premises as provided for in the Lease through June 30, 2017. Commencing on July 1, 2017, Tenant shall commence paying Base Rent for the Premises in the amount of $65.00 per rentable square foot of the Premises per year. Base Rent shall be increased on each subsequent July 1st during the Base Term (each, an “Third Amendment Adjustment Date”) by multiplying the Base Rent payable with respect to the Premises immediately before such Third Amendment Adjustment Date by 3% and adding the resulting amount to the Base Rent payable with respect to the Premises immediately before such Third Amendment Adjustment Date.

3.	Defined Terms. For the avoidance of any doubt, as of November 1, 2015, the defined terms “Premises,” “Rentable Area of Premises,” “Tenant’s Share” and “Tenant’s Percentage Share (Science Facility)” on page 1 of the Lease were deleted in their entirety and replaced with the following:

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“Premises: That portion of the 2nd floor of the Building containing approximately 36,309 rentable square feet, as determined by Landlord, as shown on Exhibit A.”

“Rentable Area of Premises: 36,309 sq. ft.”

“Tenant’s Share: 9.90%”

“Tenant’s Percentage Share (Science Facility): 41.89%”

4.	Landlord’s Work. Following the mutual execution and delivery of this Third Amendment by the parties, Landlord shall perform the following work in the Premises at Landlord’s sole cost and expense: (i) replace carpet in the reception area of Tenant’s main entrance, using Building standard carpet, (ii) infill, spackle and repaint the walls identified on Exhibit A attached to this Third Amendment, and (iii) fix the men’s bathroom door off of the main reception area of the Premises as identified on Exhibit A attached to this Third Amendment (collectively, “Landlord’s Work”). Tenant acknowledges that Landlord shall require access to portions of the Premises following the mutual execution and delivery of this Third Amendment in order to complete Landlord’s Work. Landlord and its contractors and agents shall have the right to enter the Premises to complete Landlord’s Work and Tenant shall cooperate with Landlord in connection with the same. Tenant acknowledges that Landlord’s completion of Landlord’s Work may adversely affect Tenant’s use of the Premises. Tenant waives all claims against Landlord in connection with Landlord’s Work including, without limitation, claims for rent abatement.

5.	Parking. As of the date that Landlord does make available to Tenant parking spaces in the Binney Parking Garage (the “Binney Garage Commencement Date”), which Binney Garage Commencement Date Landlord anticipates will occur on or about January 15, 2017, Section 8 of the Lease shall be deleted in its entirety and replaced with the following:

“8. Parking. Subject to all matters of record, Force Majeure, a Taking (as defined in Section 15 below) and the exercise by Landlord of its rights hereunder, Landlord shall make available to Tenant at then-current market rates from time to time a license for 32 parking spaces in the parking garage serving 50-60 Binney Street (the “Binney Parking Garage”), all of such parking spaces to be on a non-reserved basis. In addition to the monthly rates payable by Tenant for such parking spaces pursuant to the immediately preceding sentence, Tenant shall also be required to pay Tenant’s pro rata share of the Binney Garage Operating Expenses (as defined below). Neither Landlord nor the owner of the Binney Parking Garage (“Binney Garage Owner”) shall be responsible for enforcing Tenant’s parking rights against any third parties, including other tenants of the Project.

Tenant shall also pay, commencing on the Binney Garage Commencement Date, and continuing thereafter on the first day of each month of the Term (and in addition to the parking charges provided for in the immediately preceding paragraph), Tenant’s pro rata share of the Binney Garage Operating Expenses (as defined below) incurred by the Binney Garage Owner with respect to the Binney Parking Garage. Tenant’s pro rata share of the Binney Parking Garage shall be 3.56%. As used herein, “Binney Garage Operating Expenses” shall mean all costs and expenses of any kind or description whatsoever incurred or accrued each calendar year by the Binney Garage Owner with respect to the Binney Parking Garage, but excluding, as applicable to the Binney Parking Garage, the exclusions enumerated in clauses (a) through (u) of Section 4(a) of the Lease with respect to Project Operating Expenses. Landlord shall deliver (or cause to be delivered to Tenant) a written estimate of Binney Garage Operating Expenses for each calendar year during the Term (the “Binney Annual Estimate”), which Binney Annual Estimate may be revised by the Binney Garage Owner from time to time during such calendar year.

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Tenant shall, at Tenant’s sole expense, for so long as the Parking and Traffic Demand Management Plan dated February 9, 2010 (revised April 15, 2010), as approved by the City of Cambridge on April 22, 2010, including the conditions set forth in such approval (as amended from time to time, the “PTDM”), remains applicable to the Project, comply with the PTDM as applicable to the Project, including without limitation, (i) offer to subsidize mass transit monthly passes for all of its employees who work in the Premises in accordance with the terms set forth in the PTDM; (ii) implement a Commuter Choice Program and the MBTA’s Corporate Pass Plan; (iii) discourage single-occupant vehicle (“SOV”) use by its employees; (iv) promote alternative modes of transportation and use of alternative work hours; (v) at Landlord’s request, meet with Landlord and/or its representatives no more frequently than quarterly to discuss transportation programs and initiatives; (vi) participate in annual surveys, monitoring transportation programs and initiatives at the Project, and, without limitation, achieve a sixty (60%) percent response rate for patron surveys; (vii) cooperate with Landlord in connection with transportation programs and initiatives promulgated pursuant to the PTDM; (viii) provide alternative work programs (such as telecommuting, flex-time and compressed work weeks) to its employees in order to reduce traffic impacts in Cambridge during peak commuter hours; (ix) offer an emergency ride home (“ERH”) through the Charles River Transportation Management Association (“CRTMA”), or have its own ERH program, for all employees who commute by non-SOV mode at least 3 days a week and who are eligible to park in parking spaces in the Binney Parking Garage which Tenant is entitled to use pursuant to this first paragraph of this Section 8; (x) cooperate with the Cambridge Office of Workforce Development to expand employment opportunities for Cambridge residents; (xi) in the event that the single occupancy vehicle and traffic generation modal split limits of the PTDM are exceeded, charge each user of a parking space the market rate for parking in Kendall Square/East Cambridge therefor; (xii) comply with the requirements of any other Parking and Traffic Demand Management Plan to which Tenant may be a party from time to time; (xiii) designate an employee transportation coordinator for the Building; and (xiii) otherwise cooperate with Landlord in encouraging employees to seek alternate modes of transportation.”

6.	Rights to Extend. Section 35 of the original Lease is hereby deleted in its entirety and is null and void and of no further force or effect.

7.	Brokers. Landlord and Tenant each represents and warrants that it has not dealt with any broker, agent or other person (collectively, “Broker”) in connection with the transaction reflected in this Third Amendment and that no Broker brought about this transaction, other than Transwestern RBJ. Landlord and Tenant each hereby agrees to indemnify and hold the other harmless from and against any claims by any Broker claiming a commission or other form of compensation by virtue of having dealt with Tenant or Landlord, as applicable, with regard to this leasing transaction. Landlord shall pay any commission due to Transwestern pursuant to a separate written agreement.

8.	OFAC. Tenant and all beneficial owners of Tenant are currently (a) in compliance with and shall at all times during the Term of the Lease remain in compliance with the regulations of the Office of Foreign Assets Control (“OFAC”) of the U.S. Department of Treasury and any statute, executive order, or regulation relating thereto (collectively, the “OFAC Rules”), (b) not listed on, and shall not during the term of the Lease be listed on, the Specially Designated Nationals and Blocked Persons List, Foreign Sanctions Evaders List, or the Sectoral Sanctions Identification List, which are all maintained by OFAC and/or on any other similar list maintained by OFAC or other governmental authority pursuant to any authorizing statute, executive order, or regulation, and (c) not a person or entity with whom a U.S. person is prohibited from conducting business under the OFAC Rules.

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9.	Miscellaneous.

a. This Third Amendment is the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior and contemporaneous oral and written agreements and discussions. This Third Amendment may be amended only by an agreement in writing, signed by the parties hereto.

b. This Third Amendment is binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns.

c. This Third Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all of which when taken together shall constitute one and the same instrument. The signature page of any counterpart may be detached therefrom without impairing the legal effect of the signature(s) thereon provided such signature page is attached to any other counterpart identical thereto except having additional signature pages executed by other parties to this Third Amendment attached thereto.

d. Except as amended and/or modified by this Third Amendment, the Lease is hereby ratified and confirmed and all other terms of the Lease shall remain in full force and effect, unaltered and unchanged by this Third Amendment. In the event of any conflict between the provisions of this Third Amendment and the provisions of the Lease, the provisions of this Third Amendment shall prevail. Whether or not specifically amended by this Third Amendment, all of the terms and provisions of the Lease are hereby amended to the extent necessary to give effect to the purpose and intent of this Third Amendment.

[Signatures are on the next page.]

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IN WITNESS WHEREOF, the parties hereto have executed this Third Amendment as of the day and year first above written.

TENANT:

CONSTELLATION PHARMACEUTICALS, INC., a Delaware corporation

By:	/s/ Matthias Jaffe
Its:	CFO

LANDLORD:

ARE-MA REGION NO. 38, LLC, a Delaware limited liability company

By:	Alexandria Real Estate Equities, L.P., a Delaware limited partnership, managing member

	By:	ARE-QRS Corp., a Maryland corporation, general partner

		By:	/s/ Eric S. Johnson
		Its:	Eric S. Johnson
Senior Vice President RE Legal Affairs

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Exhibit A

Landlord’s Work

EXECUTIVE OFFICE
231
LUNCH ROOM
227
EGRESS STAIR
230
OPEN OFFICE
229
COMMUNICATING STAIR
228
ENZYMOLOGY
226
OFFICE
238
OFFICE
237
OFFICE
236
CHASE
202A
CORRIDOR
223
RADIATION ROOM
225
LEAD DISCOVERY
224
ELECTRICAL
202
OFFICE
221
OFFICE
220
OPEN OFFICE
218
OFFICE
219
OFFICE
217B
SECURE FILE STORAGE
215
MEETING ROOM
213
OFFICE
214
CONFERENCE ROOM
212
OFFICE
217A
COPY & WORKROOM
216
RECEPTION
210
OFFICE
217
CORRIDOR
203
CONFERENCE ROOM
211
COATS
210A
ANTE SPACE
222
VESTIBULE
200

2nd Floor

Constellation
Pharmaceuticals

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